APRIL 30, 2015

PROSPECTUS

BlackRock Funds III  |  Investor, Institutional and Class R Shares

➢	BlackRock LifePath® Retirement Fund

Investor A: LPRAX • Investor C: LPCRX • Institutional: STLAX • Class R: LPRRX

➢	BlackRock LifePath® 2020 Fund

Investor A: LPRCX • Investor C: LPCMX • Institutional: STLCX • Class R: LPRMX

➢	BlackRock LifePath® 2025 Fund

Investor A: LPBAX • Investor C: LPBCX • Institutional: LPBIX • Class R: LPBRX

➢	BlackRock LifePath® 2030 Fund

Investor A: LPRDX • Investor C: LPCNX • Institutional: STLDX • Class R: LPRNX

➢	BlackRock LifePath® 2035 Fund

Investor A: LPJAX • Investor C: LPJCX • Institutional: LPJIX • Class R: LPJRX

➢	BlackRock LifePath® 2040 Fund

Investor A: LPREX • Investor C: LPCKX • Institutional: STLEX • Class R: LPRKX

➢	BlackRock LifePath® 2045 Fund

Investor A: LPHAX • Investor C: LPHCX • Institutional: LPHIX • Class R: LPHRX

➢	BlackRock LifePath® 2050 Fund

Investor A: LPRFX • Investor C: LPCPX • Institutional: STLFX • Class R: LPRPX

➢	BlackRock LifePath® 2055 Fund

Investor A: LPVAX • Investor C: LPVCX • Institutional: LPVIX • Class R: LPVRX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

LifePath Fund Overview	Key facts and details about the LifePath Funds, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock LifePath® Retirement Fund	3
	Key Facts About BlackRock LifePath® 2020 Fund	10
	Key Facts About BlackRock LifePath® 2025 Fund	18
	Key Facts About BlackRock LifePath® 2030 Fund	26
	Key Facts About BlackRock LifePath® 2035 Fund	34
	Key Facts About BlackRock LifePath® 2040 Fund	42
	Key Facts About BlackRock LifePath® 2045 Fund	50
	Key Facts About BlackRock LifePath® 2050 Fund	58
	Key Facts About BlackRock LifePath® 2055 Fund	66

Details About the LifePath Funds	Information about how LifePath Funds invest, including investment time horizons, principal strategies and risk factors
	Investment Time Horizons	74
	Which LifePath Fund to Consider	75
	A Further Discussion of the Principal Investment Strategies	75
	Information About the Underlying Funds	76
	A Further Discussion of Risk Factors	85

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	94
	Details About the Share Classes	95
	Distribution and Service Payments	99
	How to Buy, Sell, Exchange and Transfer Shares	100
	Account Services and Privileges	106
	LifePath Funds’ Rights	107
	Participation in Fee-Based Programs	107
	Short-Term Trading Policy	108
	Master/Feeder and Fund of Funds Structures	109

Management of the LifePath Funds	Information about BlackRock Fund Advisors and the Portfolio Managers
	Investment Adviser	110
	Portfolio Managers	111
	Administrative Services	111
	Conflicts of Interest	111
	Valuation of LifePath Fund Investments	112
	Dividends, Distributions and Taxes	113

Financial Highlights	Financial Performance of the LifePath Funds	115

General Information	Shareholder Documents	151
	Certain LifePath Fund Policies	151
	Statement of Additional Information	152
	Disclaimers	152

Glossary	Glossary of Investment Terms	156

For More Information	LifePath Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

LifePath Fund Overview

Key Facts About BlackRock LifePath® Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Retirement Fund (“LifePath Retirement Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Fund will be broadly diversified across global asset classes.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath Retirement Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,6,7]	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses[7]	1.39%	2.14%	1.14%	1.64%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath Retirement Fund and its share of the allocated expenses of LifePath® Retirement Master Portfolio (the “Retirement Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests. Management fees are paid by the Retirement Master Portfolio.

[4]

BFA, the investment adviser for the Retirement Master Portfolio, has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath Retirement Fund, from each investment company in which the Retirement Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath Retirement Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath Retirement Fund and the Retirement Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Fund and the Retirement Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath Retirement Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath Retirement Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath Retirement Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath Retirement Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath Retirement Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$913	$1,215	$2,072
Investor C Shares	$288	$640	$1,118	$2,440
Institutional Shares	$87	$331	$595	$1,350
Class R Shares	$137	$487	$860	$1,909

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$640	$1,118	$2,440

Portfolio Turnover:

The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath Retirement Fund’s performance. During the most recent fiscal year, the Retirement Master Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath Retirement Fund invests all of its assets in the Retirement Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath Retirement Fund and to determine the LifePath Retirement Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. In pursuit of its investment objective, LifePath Retirement Fund will be broadly diversified across global asset classes. As of March 31, 2015, LifePath Retirement Fund held approximately 40% of its assets in Underlying Funds that invest primarily in equity securities, 60% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Fund’s risk profile.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath Retirement Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the LifePath Fund or your investment may not perform as well as other similar investments. An investment in the LifePath Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the LifePath Fund. LifePath Retirement Fund invests all of its assets in the Retirement Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath Retirement Fund in the description of risks below may include the Underlying Funds in which the Retirement Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

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The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath Retirement Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath Retirement Fund. The bar chart shows the returns for Institutional Shares of LifePath Retirement Fund for each of the last ten calendar years. The average annual total returns table compares the performance of LifePath Retirement Fund to that of the Barclays U.S. Aggregate Bond Index and the LifePath Retirement Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath Retirement Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund asset allocation strategy. The returns of the LifePath Retirement Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath Retirement Fund changed its target asset allocation to target higher levels of equity exposure. Performance for the periods shown prior to November 28, 2014 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by the LifePath Retirement Fund, the performance information of the LifePath Retirement Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A Shares sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The annual returns shown for Investor C Shares do not reflect the deferred sales charge. If such charge were reflected, the returns shown for Investor C Shares would be lower. How LifePath Retirement Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived

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or reimbursed certain LifePath Retirement Fund expenses during these periods, LifePath Retirement Fund’s returns would have been lower. Updated information on LifePath Retirement Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath Retirement Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 9.85% (quarter ended September 30, 2009) and the lowest return for a quarter was –7.80% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 1.79%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Retirement Fund — Institutional Shares
Return Before Taxes	4.75%	6.56%	5.05%
Return After Taxes on Distributions	1.70%	4.89%	3.63%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	4.83%	3.67%
LifePath Retirement Fund — Investor A Shares
Return Before Taxes	4.56%	6.31%	4.79%
LifePath Retirement Fund — Investor C Shares
Return Before Taxes	3.70%	5.41%	4.06%
LifePath Retirement Fund — Class R Shares
Return Before Taxes	4.25%	5.96%	4.54%
LifePath Retirement Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.16%	7.12%	5.58%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The Retirement Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the Retirement Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

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Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer- sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2020 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2020 Fund (“LifePath 2020 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2020 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,6,7]	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses[7]	1.41%	2.16%	1.16%	1.66%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2020 Fund and its share of the allocated expenses of LifePath® 2020 Master Portfolio (the “2020 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests. Management fees are paid by the 2020 Master Portfolio.

[4]

BFA, the investment adviser for the 2020 Master Portfolio, has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2020 Fund, from each investment company in which the 2020 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2020 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Fund and the 2020 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Fund and the 2020 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath 2020 Fund pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2020 Fund most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2020 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2020 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2020 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$917	$1,224	$2,092
Investor C Shares	$288	$644	$1,127	$2,459
Institutional Shares	$87	$336	$604	$1,371
Class R Shares	$137	$491	$869	$1,929

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$644	$1,127	$2,459

Portfolio Turnover:

The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2020 Fund’s performance. During the most recent fiscal year, the 2020 Master Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2020 Fund invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2020 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. LifePath 2020 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2020 Fund and to determine the LifePath 2020 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2020 Fund held approximately 53% of its assets in Underlying Funds that invest primarily in equity securities, 47% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2020 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2020 Fund. LifePath 2020 Fund invests all of its assets in the 2020 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2020 Fund in the description of risks below may include the Underlying Funds in which the 2020 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■	The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2020 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2020 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2020 Fund for each of the last ten calendar years. The average annual total returns table compares the performance of LifePath 2020 Fund to that of the Russell 1000 Index and the LifePath 2020 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2020 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2020 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2020 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2020 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2020 Fund changed its glide

15

path and target asset allocation to target higher levels of equity exposure for the LifePath 2020 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2020 Fund, the performance information of the LifePath 2020 Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A Shares sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The annual returns shown for Investor C Shares do not reflect the deferred sales charge. If such charge were reflected, the returns shown for Investor C Shares would be lower. How LifePath 2020 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2020 Fund expenses during these periods, LifePath 2020 Fund’s returns would have been lower. Updated information on LifePath 2020 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2020 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.89% (quarter ended June 30, 2009) and the lowest return for a quarter was –14.21% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 1.93%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2020 Fund — Institutional Shares
Return Before Taxes	5.06%	7.55%	5.06%
Return After Taxes on Distributions	1.69%	5.88%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	5.63%	3.79%
LifePath 2020 Fund — Investor A Shares
Return Before Taxes	4.79%	7.27%	4.80%
LifePath 2020 Fund — Investor C Shares
Return Before Taxes	3.98%	6.35%	4.03%
LifePath 2020 Fund — Class R Shares
Return Before Taxes	4.49%	6.89%	4.52%
LifePath 2020 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.46%	8.21%	5.71%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

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Investment Adviser

The 2020 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2020 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath®2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2025 Fund (“LifePath 2025 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2025 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.58%	0.58%	0.58%	0.58%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses[3,6,7]	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses[7]	1.49%	2.24%	1.24%	1.74%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.39)%	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2025 Fund and its share of the allocated expenses of LifePath®2025 Master Portfolio (the “2025 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2025 Master Portfolio invests. Management fees are paid by the 2025 Master Portfolio.

[4]

BFA, the investment adviser for the 2025 Master Portfolio, has contractually agreed to waive its management fee at the 2025 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2025 Fund, from each investment company in which the 2025 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2025 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2025 Fund and the 2025 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2025 Fund and the 2025 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath 2025 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2025 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2025 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2025 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2025 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$919	$1,228	$2,102
Investor C Shares	$288	$646	$1,131	$2,469
Institutional Shares	$87	$338	$608	$1,381
Class R Shares	$137	$493	$873	$1,939

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$646	$1,131	$2,469

Portfolio Turnover:

The 2025 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2025 Fund’s performance. During the most recent fiscal year, the 2025 Master Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2025 Fund invests all of its assets in the 2025 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2025 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2025. LifePath 2025 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2025 Fund and to determine the LifePath 2025 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2025 Fund held approximately 62% of its assets in Underlying Funds that invest primarily in equity securities, 38% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2025 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2025 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2025 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2025 Fund. LifePath 2025 Fund invests all of its assets in the 2025 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2025 Fund in the description of risks below may include the Underlying Funds in which the 2025 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2025 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2025 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2025 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2025 Fund to that of the Russell 1000 Index and the LifePath 2025 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2025 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2025 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2025 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2025 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2025 Fund changed its

23

glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2025 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2025 Fund, the performance information of the LifePath 2025 Fund in the chart and table assumes reinvestment of the dividends and distributions. The average annual total return table does not reflect sales charges. If such charges were reflected, the returns for Investor A Shares and Investor C Shares would be lower. How LifePath 2025 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2025 Fund expenses during these periods, LifePath 2025 Fund’s returns would have been lower. Updated information on LifePath 2025 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2025 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.04% (quarter ended March 31, 2012) and the lowest return for a quarter was –10.55% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.07%.

As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2025 Fund — Institutional Shares
Return Before Taxes	5.23%	10.31%
Return After Taxes on Distributions	3.08%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	7.94%
LifePath 2025 Fund — Investor A Shares
Return Before Taxes	4.95%	10.02%
LifePath 2025 Fund — Investor C Shares
Return Before Taxes	4.08%	9.19%
LifePath 2025 Fund — Class R Shares
Return Before Taxes	4.69%	9.74%
LifePath 2025 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.67%	10.52%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The 2025 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

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Portfolio Managers

Name	Portfolio Manager of the 2025 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer- sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath®2030 Fund

Investment Objective

The investment objective of BlackRock LifePath®2030 Fund (“LifePath 2030 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2030 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,6,7]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses[7]	1.43%	2.18%	1.18%	1.68%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.33)%	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2030 Fund and its share of the allocated expenses of LifePath® 2030 Master Portfolio (the “2030 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests. Management fees are paid by the 2030 Master Portfolio.

[4]

BFA, the investment adviser for the 2030 Master Portfolio, has contractually agreed to waive its management fee at the 2030 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2030 Fund, from each investment company in which the 2030 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2030 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Fund and the 2030 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Fund and the 2030 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[6]	Acquired Fund Fees and Expenses reflect LifePath 2030 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

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[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2030 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2030 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2030 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2030 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$921	$1,232	$2,111
Investor C Shares	$288	$648	$1,135	$2,478
Institutional Shares	$87	$340	$613	$1,392
Class R Shares	$137	$495	$877	$1,949

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$648	$1,135	$2,478

Portfolio Turnover:

The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2030 Fund’s performance. During the most recent fiscal year, the 2030 Master Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2030 Fund invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2030 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. LifePath 2030 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2030 Fund and to determine the LifePath 2030 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2030 Fund held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

27

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

28

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2030 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2030 Fund. LifePath 2030 Fund invests all of its assets in the 2030 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2030 Fund in the description of risks below may include the Underlying Funds in which the 2030 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

29

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

30

Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2030 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2030 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2030 Fund for each of the last ten calendar years. The average annual total returns table compares the performance of LifePath 2030 Fund to that of the Russell 1000 Index and the LifePath 2030 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2030 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2030 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2030 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2030 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2030 Fund changed its glide

31

path and target asset allocation to target higher levels of equity exposure for the LifePath 2030 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2030 Fund, the performance information of the LifePath 2030 Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A Shares sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The annual returns shown for Investor C Shares do not reflect the deferred sales charge. If such charge were reflected, the returns shown for Investor C Shares would be lower. How LifePath 2030 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2030 Fund expenses during these periods, LifePath 2030 Fund’s returns would have been lower. Updated information on LifePath 2030 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2030 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.61% (quarter ended June 30, 2009) and the lowest return for a quarter was –17.90% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 2.19%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2030 Fund — Institutional Shares
Return Before Taxes	5.32%	8.52%	5.20%
Return After Taxes on Distributions	1.50%	6.78%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	6.43%	3.96%
LifePath 2030 Fund — Investor A Shares
Return Before Taxes	4.98%	8.22%	4.93%
LifePath 2030 Fund — Investor C Shares
Return Before Taxes	4.23%	7.27%	4.13%
LifePath 2030 Fund — Class R Shares
Return Before Taxes	4.73%	7.79%	4.62%
LifePath 2030 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.83%	9.30%	5.95%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

32

Investment Adviser

The 2030 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2030 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

33

LifePath Fund Overview

Key Facts About BlackRock LifePath® 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2035 Fund (“LifePath 2035 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2035 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.59%	0.59%	0.59%	0.59%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses[3,6,7]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses[7]	1.51%	2.26%	1.26%	1.76%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.41)%	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2035 Fund and its share of the allocated expenses of LifePath® 2035 Master Portfolio (the “2035 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2035 Master Portfolio invests. Management fees are paid by the 2035 Master Portfolio.

[4]

BFA, the investment adviser for the 2035 Master Portfolio, has contractually agreed to waive its management fee at the 2035 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2035 Fund, from each investment company in which the 2035 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2035 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2035 Fund and the 2035 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2035 Fund and the 2035 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath 2035 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2035 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2035 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2035 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2035 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$921	$1,232	$2,111
Investor C Shares	$288	$648	$1,135	$2,478
Institutional Shares	$87	$340	$613	$1,392
Class R Shares	$137	$495	$877	$1,949

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$648	$1,135	$2,478

Portfolio Turnover:

The 2035 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2035 Fund’s performance. During the most recent fiscal year, the 2035 Master Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2035 Fund invests all of its assets in the 2035 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2035 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. LifePath 2035 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2035 Fund and to determine the LifePath 2035 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2035 Fund held approximately 84% of its assets in Underlying Funds that invest primarily in equity securities, 16% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

35

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2035 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2035 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2035 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2035 Fund. LifePath 2035 Fund invests all of its assets in the 2035 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2035 Fund in the description of risks below may include the Underlying Funds in which the 2035 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

38

Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2035 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2035 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2035 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2035 Fund to that of the Russell 1000 Index and the LifePath 2035 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2035 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2035 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2035 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2035 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2035 Fund changed its

39

glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2035 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2035 Fund, the performance information of the LifePath 2035 Fund in the chart and table assumes reinvestment of the dividends and distributions. The average annual total return table does not reflect sales charges. If such charges were reflected, the returns for Investor A Shares and Investor C Shares would be lower. How LifePath 2035 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2035 Fund expenses during these periods, LifePath 2035 Fund’s returns would have been lower. Updated information on LifePath 2035 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2035 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 9.82% (quarter ended March 31, 2012) and the lowest return for a quarter was –13.26 (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.31%.

As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2035 Fund — Institutional Shares
Return Before Taxes	5.51%	11.81%
Return After Taxes on Distributions	3.32%	10.53%
Return After Taxes on Distributions and Sale of Fund Shares	4.42%	9.19%
LifePath 2035 Fund — Investor A Shares
Return Before Taxes	5.17%	11.52%
LifePath 2035 Fund — Investor C Shares
Return Before Taxes	4.43%	10.69%
LifePath 2035 Fund — Class R Shares
Return Before Taxes	4.96%	11.25%
LifePath 2035 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.97%	12.02%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The 2035 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

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Portfolio Managers

Name	Portfolio Manager of the 2035 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2040 Fund (“LifePath 2040 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2040 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,6,7]	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses[7]	1.44%	2.19%	1.19%	1.69%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.34)%	(0.34)%	(0.34)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2040 Fund and its share of the allocated expenses of LifePath® 2040 Master Portfolio (the “2040 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests. Management fees are paid by the 2040 Master Portfolio.

[4]

BFA, the investment adviser for the 2040 Master Portfolio, has contractually agreed to waive its management fee at the 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2040 Fund, from each investment company in which the 2040 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2040 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Fund and the 2040 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Fund and the 2040 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[6]	Acquired Fund Fees and Expenses reflect LifePath 2040 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

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[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2040 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2040 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2040 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2040 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$923	$1,236	$2,121
Investor C Shares	$288	$650	$1,139	$2,488
Institutional Shares	$87	$342	$617	$1,402
Class R Shares	$137	$497	$882	$1,959

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$650	$1,139	$2,488

Portfolio Turnover:

The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2040 Fund’s performance. During the most recent fiscal year, the 2040 Master Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2040 Fund invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2040 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. LifePath 2040 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2040 Fund and to determine the LifePath 2040 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2040 Fund held approximately 94% of its assets in Underlying Funds that invest primarily in equity securities, 6% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

44

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2040 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2040 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2040 Fund. LifePath 2040 Fund invests all of its assets in the 2040 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2040 Fund in the description of risks below may include the Underlying Funds in which the 2040 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2040 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2040 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2040 Fund for each of the last ten calendar years. The average annual total returns table compares the performance of LifePath 2040 Fund to that of the Russell 1000 Index and the LifePath 2040 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2040 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2040 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2040 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2040 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2040 Fund changed its glide

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path and target asset allocation to target higher levels of equity exposure for the LifePath 2040 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2040 Fund, the performance information of the LifePath 2040 Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The annual returns shown for Investor C Shares do not reflect the deferred sales charge. If such charge were reflected, the returns shown for Investor C Shares would be lower. How LifePath 2040 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2040 Fund expenses during these periods, LifePath 2040 Fund’s returns would have been lower. Updated information on LifePath 2040 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2040 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.00% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.80% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 2.46%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2040 Fund — Institutional Shares Return Before Taxes	5.48%	9.26%	5.22%
Return After Taxes on Distributions	1.58%	7.56%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.34%	7.07%	4.04%
LifePath 2040 Fund — Investor A Shares
Return Before Taxes	5.23%	8.98%	4.97%
LifePath 2040 Fund — Investor C Shares
Return Before Taxes	4.49%	7.97%	4.13%
LifePath 2040 Fund — Class R Shares
Return Before Taxes	4.96%	8.50%	4.62%
LifePath 2040 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.10%	10.13%	6.07%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

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Investment Adviser

The 2040 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2040 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer- sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2045 Fund (“LifePath 2045 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2045 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	1.00%	[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares		Investor C Shares		Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%		0.35%		0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None	0.50%
Other Expenses	0.65%		0.65%		0.65%	0.65%
Administration Fees	0.50%		0.50%		0.50%	0.50%
Independent Expenses[5]	0.15%		0.15%		0.15%	0.15%
Acquired Fund Fees and Expenses[3,6,7]	0.33%		0.33%		0.33%	0.33%
Total Annual Fund Operating Expenses[7]	1.58%		2.33%		1.33%	1.83%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.48)%		(0.48)%		(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%		1.85%		0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2045 Fund and its share of the allocated expenses of LifePath® 2045 Master Portfolio (the “2045 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2045 Master Portfolio invests. Management fees are paid by the 2045 Master Portfolio.

[4]

BFA, the investment adviser for the 2045 Master Portfolio, has contractually agreed to waive its management fee at the 2045 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2045 Fund, from each investment company in which the 2045 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2045 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2045 Fund and the 2045 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2045 Fund and the 2045 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath 2045 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2045 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2045 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2045 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2045 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$923	$1,236	$2,121
Investor C Shares	$288	$650	$1,139	$2,488
Institutional Shares	$87	$342	$617	$1,402
Class R Shares	$137	$497	$882	$1,959

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$650	$1,139	$2,488

Portfolio Turnover:

The 2045 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2045 Fund’s performance. During the most recent fiscal year, the 2045 Master Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2045 Fund invests all of its assets in the 2045 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2045 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. LifePath 2045 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2045 Fund and to determine the LifePath 2045 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2045 Fund held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 2% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2045 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2045 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2045 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2045 Fund. LifePath 2045 Fund invests all of its assets in the 2045 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2045 Fund in the description of risks below may include the Underlying Funds in which the 2045 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2045 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2045 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2045 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2045 Fund to that of the Russell 1000 Index and the LifePath 2045 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2045 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2045 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2045 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2045 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2045 Fund changed its glide path and target asset allocation to target higher levels

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of equity exposure for the LifePath 2045 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2045 Fund, the performance information of the LifePath 2045 Fund in the chart and table assumes reinvestment of the dividends and distributions. The average annual total return table does not reflect sales charges. If such charges were reflected, the returns for Investor A Shares and Investor C Shares would be lower. How LifePath 2045 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2045 Fund expenses during these periods, LifePath 2045 Fund’s returns would have been lower. Updated information on LifePath 2045 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2045 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 11.36% (quarter ended March 31, 2012) and the lowest return for a quarter was –15.73% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.46%.

As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2045 Fund — Institutional Shares
Return Before Taxes	5.66%	13.17%
Return After Taxes on Distributions	3.51%	11.86%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	10.33%
LifePath 2045 Fund — Investor A Shares
Return Before Taxes	5.37%	12.90%
LifePath 2045 Fund — Investor C Shares
Return Before Taxes	4.63%	12.05%
LifePath 2045 Fund — Class R Shares
Return Before Taxes	5.08%	12.60%
LifePath 2045 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.28%	13.28%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The 2045 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

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Portfolio Managers

Name	Portfolio Manager of the 2045 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2050 Fund (“LifePath 2050 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2050 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.52%	0.52%	0.52%	0.52%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses[3,6,7]	0.34%	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses[7]	1.46%	2.21%	1.21%	1.71%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.36)%	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2050 Fund and its share of the allocated expenses of LifePath® 2050 Master Portfolio (the “2050 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests. Management fees are paid by the 2050 Master Portfolio.

[4]

BFA, the investment adviser for the 2050 Master Portfolio, has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2050 Fund, from each investment company in which the 2050 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2050 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2050 Fund and the 2050 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Fund and the 2050 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[6]	Acquired Fund Fees and Expenses reflect LifePath 2050 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

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[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2050 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2050 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2050 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2050 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$925	$1,240	$2,131
Investor C Shares	$288	$652	$1,144	$2,497
Institutional Shares	$87	$344	$622	$1,413
Class R Shares	$137	$499	$886	$1,969

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$652	$1,144	$2,497

Portfolio Turnover:

The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2050 Fund’s performance. During the most recent fiscal year, the 2050 Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2050 Fund invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2050 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. LifePath 2050 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2050 Fund and to determine the LifePath 2050 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2050 Fund held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2050 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2050 Fund. LifePath 2050 Fund invests all of its assets in the 2050 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2050 Fund in the description of risks below may include the Underlying Funds in which the 2050 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

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The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2050 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2050 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2050 Fund for its six complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2050 Fund to that of the Russell 1000 Index and the LifePath 2050 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2050 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2050 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2050 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2050 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2050 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the

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LifePath 2050 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2050 Fund, the performance information of the LifePath 2050 Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The annual returns shown for Investor C Shares do not reflect the deferred sales charge. If such charge were reflected, the returns shown for Investor C Shares would be lower. How LifePath 2050 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2050 Fund expenses during these periods, LifePath 2050 Fund’s returns would have been lower. Updated information on LifePath 2050 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2050 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 21.06% (quarter ended June 30, 2009) and the lowest return for a quarter was –16.86% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.50%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 30, 2008)
LifePath 2050 Fund — Institutional Shares
Return Before Taxes	5.73%	9.92%	5.52%
Return After Taxes on Distributions	1.85%	8.27%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	5.58%	7.70%	4.12%
LifePath 2050 Fund — Investor A Shares
Return Before Taxes	5.47%	9.64%	5.25%
LifePath 2050 Fund — Investor C Shares
Return Before Taxes	4.67%	8.59%	4.27%
LifePath 2050 Fund — Class R Shares
Return Before Taxes	5.21%	9.14%	4.81%
LifePath 2050 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.45%	10.86%	6.61%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	10.07%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

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Investment Adviser

The 2050 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2050 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer- sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2055 Fund (“LifePath 2055 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2055 Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors (“BFA”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 95 of the prospectus and in the “Purchase of Shares” section on page II-69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3,4]	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.90%	0.90%	0.90%	0.90%
Administration Fees	0.50%	0.50%	0.50%	0.50%
Independent Expenses[5]	0.40%	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses[3,6,7]	0.34%	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses[7]	1.84%	2.59%	1.59%	2.09%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.74)%	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.10%	1.85%	0.85%	1.35%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

The fees and expenses shown in the table above and the example that follows include the expenses of LifePath 2055 Fund and its share of the allocated expenses of LifePath® 2055 Master Portfolio (the “2055 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2055 Master Portfolio invests. Management fees are paid by the 2055 Master Portfolio.

[4]

BFA, the investment adviser for the 2055 Master Portfolio, has contractually agreed to waive its management fee at the 2055 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2055 Fund, from each investment company in which the 2055 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[5]

Independent Expenses consist of LifePath 2055 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2055 Fund and the 2055 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2055 Fund and the 2055 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

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[6]	Acquired Fund Fees and Expenses reflect LifePath 2055 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2055 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in shares of LifePath 2055 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2055 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2055 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$925	$1,240	$2,131
Investor C Shares	$288	$652	$1,144	$2,497
Institutional Shares	$87	$344	$622	$1,413
Class R Shares	$137	$499	$886	$1,969

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$188	$652	$1,144	$2,497

Portfolio Turnover:

The 2055 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2055 Fund’s performance. During the most recent fiscal year, the 2055 Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2055 Fund invests all of its assets in the 2055 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2055 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. LifePath 2055 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2055 Fund and to determine the LifePath 2055 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2055 Fund held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 2% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

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The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2055 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2055 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2055 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2055 Fund. LifePath 2055 Fund invests all of its assets in the 2055 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2055 Fund in the description of risks below may include the Underlying Funds in which the 2055 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

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The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath

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Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2055 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2055 Fund. The bar chart shows the returns for Institutional Shares of LifePath 2055 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2055 Fund to that of the Russell 1000 Index and the LifePath 2055 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2055 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2055 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2055 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2055 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. To the extent that dividends and distributions have been paid by the LifePath 2055 Fund, the performance information of the LifePath

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2055 Fund in the chart and table assumes reinvestment of the dividends and distributions. The average annual total return table does not reflect sales charges. If such charges were reflected, the returns for Investor A Shares and Investor C Shares would be lower. How LifePath 2055 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2055 Fund expenses during these periods, LifePath 2055 Fund’s returns would have been lower. Updated information on LifePath 2055 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

LifePath 2055 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 12.53% (quarter ended March 31, 2012) and the lowest return for a quarter was –17.35% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.46%.

As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2055 Fund — Institutional Shares
Return Before Taxes	5.90%	13.91%
Return After Taxes on Distributions	3.79%	12.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.75%	10.95%
LifePath 2055 Fund — Investor A Shares
Return Before Taxes	5.60%	13.60%
LifePath 2055 Fund — Investor C Shares
Return Before Taxes	4.85%	12.77%
LifePath 2055 Fund — Class R Shares
Return Before Taxes	5.37%	13.33%
LifePath 2055 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.59%	14.14%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The 2055 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

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Portfolio Managers

Name	Portfolio Manager of the 2055 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The LifePath Fund’s initial and subsequent investment minimums generally are as follows, although the LifePath Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a Financial Intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Details About the LifePath Funds

This prospectus includes information about BlackRock LifePath® Retirement Fund (“LifePath Retirement Fund”), BlackRock LifePath® 2020 Fund (“LifePath 2020 Fund”), BlackRock LifePath® 2025 Fund (“LifePath 2025 Fund”), BlackRock LifePath 2030® Fund (“LifePath 2030 Fund”), BlackRock LifePath® 2035 Fund (“LifePath 2035 Fund”), BlackRock LifePath® 2040 Fund (“LifePath 2040 Fund”), BlackRock LifePath® 2045 Fund (“LifePath 2045 Fund”), BlackRock LifePath® 2050 Fund (“LifePath 2050 Fund”) and BlackRock LifePath® 2055 Fund (“LifePath 2055 Fund”) (each a “LifePath Fund” and together the “LifePath Funds”), each a series of BlackRock Funds III (the “Trust”), including how to buy and sell shares, management information, shareholder features and your rights as a shareholder.

Investment Time Horizons

Each LifePath Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Fund investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Fund investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Fund has its own time horizon, as described in the applicable “LifePath Fund Overview” section in this prospectus, which affects the targeted risk level of that LifePath Fund and, in turn, its asset allocation.

The allocations for LifePath Retirement Fund reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Retirement Fund is designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, LifePath Retirement Fund seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of LifePath Retirement Fund will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.

The investment objective of each LifePath Fund is as follows. The investment objective of each LifePath Fund may be changed by the Trust’s Board of Trustees without shareholder approval.

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LifePath Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Fund will be broadly diversified across global asset classes.

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Each of LifePath 2020 Fund, LifePath 2025 Fund, LifePath 2030 Fund, LifePath 2035 Fund, LifePath 2040 Fund, LifePath 2045 Fund, LifePath 2050 Fund and LifePath 2055 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each LifePath Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

You should carefully consider the asset allocation and risks of each LifePath Fund before deciding whether to invest.

The LifePath Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of Master Investment Portfolio (“MIP”), a mutual fund that has a substantially identical investment objective and strategies as the applicable LifePath Fund. LifePath Retirement Fund invests all of its assets in LifePath® Retirement Master Portfolio (the “Retirement Master Portfolio”). LifePath 2020 Fund invests all of its assets in LifePath 2020 Master Portfolio (the “2020 Master Portfolio”). LifePath 2025 Fund invests all of its assets in LifePath® 2025 Master Portfolio (the “2025 Master Portfolio”). LifePath 2030 Fund invests all of its assets in LifePath® 2030 Master Portfolio (the “2030 Master Portfolio”). LifePath 2035 Fund invests all of its assets in LifePath® 2035 Master Portfolio (the “2035 Master Portfolio”). LifePath 2040 Fund invests all of its assets in LifePath® 2040 Master Portfolio (the “2040 Master Portfolio”). LifePath 2045 Fund invests all of its assets in LifePath® 2045 Master Portfolio (the “2045 Master Portfolio”). LifePath 2050 Fund invests all of its assets in LifePath® 2050 Master Portfolio (the “2050 Master Portfolio”). LifePath 2055 Fund invests all of its assets in LifePath® 2055 Master Portfolio (the “2055 Master

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Portfolio”). To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for LifePath Retirement Fund, which is already in its most conservative phase. BlackRock Fund Advisors (“BFA”) is the investment adviser to the Master Portfolios. For simplicity, this prospectus uses the name of the LifePath Fund or the term “LifePath Fund” to include the applicable Master Portfolio in which a LifePath Fund invests. A description of the relationship of the LifePath Funds to their respective Master Portfolios appears below under the heading “Account Information — Master/Feeder and Fund of Funds Structures.”

Which LifePath Fund to Consider

The first step in choosing which LifePath Fund to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Funds is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Fund that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Fund target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 65. If you are 45 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2035, as in this example, you may conclude that LifePath 2035 Fund is the most appropriate LifePath Fund for you.

The investment mix of the LifePath Funds gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Funds increasingly conservative.

In making your investment decision, you should keep in mind:

■	The LifePath Funds’ investment strategies derive from the risk tolerance of average investors with a particular time horizon.

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The LifePath Funds’ time horizons are based on the year in their name, except for LifePath Retirement Fund, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Fund with a shorter time horizon. The final choice is yours.

A Further Discussion of the Principal Investment Strategies

Each LifePath Fund invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Master Portfolios with shorter time horizons have lower expected returns than the Master Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Funds’ combined Statement of Additional Information (“SAI”).

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Fund’s assets will continue to be allocated to Underlying Funds that are equity and bond funds.

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In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. The Underlying Funds may include funds that seek exposure to commodities (including commodity indexes), however, a LifePath Fund’s exposure to commodities will be limited to 5% of the LifePath Fund’s total assets at the time of the investment. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments and derivatives, which are subject to additional risks, as described in the “Details About the LifePath Funds — A Further Discussion of Risk Factors” section of this prospectus. The investment model adjusts each LifePath Fund’s risk level by gradually making it more conservative as the year in the LifePath Fund’s name approaches, except for LifePath Retirement Fund, which is already in its most conservative phase.

Each LifePath Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and exchange traded funds that are not advised by BFA or its affiliates (collectively, “BlackRock”), which are designed to provide commodity exposure without direct investment by such LifePath Fund in physical commodities or commodities futures contracts (“commodity funds”).

When a LifePath Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Fund. Such LifePath Fund and LifePath Retirement Fund may then continue to operate as separate funds or, subject to approval by the Trust’s Board of Trustees, they may be merged into a single fund.

Information About the Underlying Funds

Five of the Underlying Funds — Active Stock Master Portfolio, Bond Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Russell 1000 Index Master Portfolio — are diversified portfolios of MIP. Each Master Portfolio may also invest in ACWI ex-U.S. Index Master Portfolio, a non-diversified portfolio of MIP.

Five of the Underlying Funds — BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc., CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series — are managed by BlackRock Advisors, LLC (“BAL”), an affiliate of BFA and administrator for the LifePath Funds.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) and an ETF that is not advised by BlackRock, are ETFs that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may, in its discretion, add, eliminate or replace Underlying Funds at any time without notice to shareholders.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model.

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Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

ACWI ex-U.S. Index Master Portfolio

ACWI ex-U.S. Index Master Portfolio seeks to match the performance of the MSCI All Country World ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of ACWI ex-U.S. Index Master Portfolio expenses. ACWI ex-U.S. Index Master Portfolio will be substantially invested in securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index. ACWI ex-U.S. Index Master Portfolio will not attempt to buy or sell securities based on BFA’s economic, financial or market analysis, but will instead employ a “passive” investment approach.

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments. Under normal circumstances, BlackRock Cash Funds: Institutional expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

BlackRock Commodity Strategies Fund

BlackRock Commodity Strategies Fund seeks total return. BlackRock Commodity Strategies Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, BlackRock Commodity Strategies Fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. BlackRock Commodity Strategies Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

BlackRock Emerging Markets Fund, Inc.

BlackRock Emerging Markets Fund, Inc. seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.

Bond Index Master Portfolio

Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). Securities are selected for investment by Bond Index Master Portfolio in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising Bond Index Master Portfolio’s benchmark index. Bond Index Master Portfolio is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for Bond Index Master Portfolio, are considered bonds.

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CoreAlpha Bond Master Portfolio

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BAL invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BAL’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

International Tilts Master Portfolio

International Tilts Master Portfolio seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Index (the “MSCI EAFE Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Master Small Cap Index Series

Master Small Cap Index Series seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses. Master Small Cap Index Series employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller capitalization stocks. Master Small Cap Index Series may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and derivative instruments linked to the Russell 2000. Instead, Master Small Cap Index Series may invest in a statistically selected sample of the stocks included in the Russell 2000. Master Small Cap Index Series will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole. Master Small Cap Index Series may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Russell 1000 Index Master Portfolio

Russell 1000 Index Master Portfolio seeks to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. Russell 1000 Index Master Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. Russell 1000 Index Master Portfolio will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Russell 1000 Index Master Portfolio will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. It may also engage in futures transactions. At times, Russell 1000 Index Master Portfolio may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, Russell 1000 Index Master Portfolio may choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole. Russell 1000 Index Master Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Russell 1000 Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.

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Underlying iShares Funds

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares Core S&P 500 ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2014, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares National AMT-Free Muni Bond ETF seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond Index™ (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2013, there were 9,778 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares North American Natural Resources ETF seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (the “Underlying Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Underlying Index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, materials, metals and mining and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell Mid-Cap ETF seeks to track the investment results of an index composed of mid-capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $3 billion and $23 billion, although this range may change from time to time. As of March 31, 2014, the Underlying Index represented approximately 31% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.

iShares Russell 2000 ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2014, the Underlying Index represented approximately 8% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include financials, producer durables companies and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Cohen & Steers REIT ETF seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”). The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected REITs. The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares International Developed Real Estate ETF seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets. The fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2014, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2014, the Underlying Index had a total market capitalization of approximately $438.6 billion. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada ETF seeks to track the investment results of an index composed of Canadian equities, The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization Canadian equities. The fund seeks to track the investment results of the MSCI Canada Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization, as calculated by the index provider, represents the bottom 14% of the Canadian securities market. Components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE ETF seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCl”) as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2014, consisted of the following 21 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE Index. As of June 30, 2014, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of the securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2014, the Underlying Index consisted of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. As of June 30, 2014, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan,

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Thailand, Turkey and the United Arab Emirates. Components primarily include consumer discretionary, financials, information technology, materials and real estate companies. The components of the Underlying Index and the degree to which these components represent certain industries may change over time.

iShares 1-3 Year Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 1,107 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financials and industrial companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 85 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2013, there were 95 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2013, there were 20 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 10-20 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2013, there were 15 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 20+ Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public

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obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2013, there were 25 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core U.S. Aggregate Bond ETF seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2013, there were 8,727 issues in the Underlying Index. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Core U.S. Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds. The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 5,656 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 6,608 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar- denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar- denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 3,899 issues in the Underlying Index. The Underlying Index may include large-, mid- or small capitalization companies, and components primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar- denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 4,759 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MBS ETF seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/ or guaranteed by U.S. Government agencies. The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued

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by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year. The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2013, there were 65 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShare TIPS Bond ETF seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TlPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares J.P. Morgan USD Emerging Markets Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

iShares iBoxx $ High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2013, the Underlying Index included approximately 887 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

iShares® S&P GSCI™ Commodity-Indexed Trust seeks investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCl™ Total Return Index (the “Underlying Index”). The Underlying Index is intended to reflect the performance of a diversified group of commodities.

Other Underlying Fund

PowerShares DB Commodity Index Tracking Fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™ (the “Underlying Index”), over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality

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short-term fixed income securities over the expenses of the fund. The fund’s shares are designed for investors who want a cost-effective and convenient way to invest in a diversified index of commodity futures.

* * *

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2015. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund.

Underlying Funds

(as of March 31, 2015)

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2025 Fund	LifePath 2030 Fund	LifePath 2035 Fund
CAPITAL GROWTH
MIP — Active Stock Master Portfolio	9.38%	16.33%	20.29%	23.06%	25.05%
MIP — Russell 1000 Index Master Portfolio	11.68%	10.90%	12.65%	14.97%	18.40%
MIP — International TILTS Master Portfolio	7.66%	10.81%	13.58%	15.45%	18.02%
Master SmallCap Index Series	3.84%	3.51%	3.07%	2.69%	2.32%
BlackRock Commodity Strategies Fund	3.31%	3.32%	3.22%	3.43%	3.23%
BlackRock Emerging Markets Fund	2.13%	2.99%	3.38%	4.14%	4.46%
iShares Cohen & Steers REIT ETF	0.29%	1.59%	2.75%	4.11%	5.00%
iShares International Developed Real Estate ETF	0.14%	1.36%	2.34%	3.48%	4.24%
iShares MSCI Canada ETF	0.66%	0.91%	1.10%	1.32%	1.49%
iShares MSCI EAFE Small Cap ETF	1.05%	1.48%	1.68%	2.13%	2.22%
CAPITAL GROWTH AND INCOME
MIP — CoreAlpha Bond Master Portfolio	50.32%	40.11%	31.62%	22.59%	14.67%
iShares TIPS Bond ETF	9.20%	6.49%	4.13%	2.44%	0.68%
INCOME
BlackRock Cash Funds: Institutional	0.34%	0.20%	0.19%	0.19%	0.22%

		LifePath 2040 Fund	LifePath 2045 Fund	LifePath 2050 Fund	LifePath 2055 Fund
CAPITAL GROWTH
MIP — Active Stock Master Portfolio		26.52%	27.96%	29.97%	31.83%
MIP — Russell 1000 Index Master Portfolio		20.12%	20.21%	18.21%	16.23%
MIP — International TILTS Master Portfolio		19.44%	20.85%	20.90%	21.10%
Master SmallCap Index Series		2.33%	2.32%	2.44%	2.43%
BlackRock Commodity Strategies Fund		3.56%	3.54%	3.58%	3.49%
BlackRock Emerging Markets Fund		5.21%	5.35%	5.50%	5.45%
iShares Cohen & Steers REIT ETF		6.43%	6.92%	7.16%	7.09%
iShares International Developed Real Estate ETF		5.45%	5.90%	6.06%	6.04%
iShares MSCI Canada ETF		1.64%	1.78%	1.74%	1.84%
iShares MSCI EAFE Small Cap ETF		2.66%	2.68%	2.78%	2.72%
CAPITAL GROWTH AND INCOME
MIP — CoreAlpha Bond Master Portfolio		6.43%	2.37%	1.43%	1.48%
iShares TIPS Bond ETF		0.00%	0.00%	0.00%	0.00%
INCOME
BlackRock Cash Funds: Institutional		0.21%	0.12%	0.23%	0.30%

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

Standard & Poor’s®”, “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, “S&P North American Natural Resources Sector Index™” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc. and the “S&P National AMT-Free Municipal Bond Index™” (together with “S&P North American Natural Resources Sector Index™”, the “Standard & Poor’s Indexes”) is a product of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., its affiliates and/or its third party licensors (collectively, “SPDJI”), and have been licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BFA. The iShares Core

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S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and iShares North American Natural Resources ETF that are based on Standard & Poor’s Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), the London Stock Exchange Group companies, Euronext N.V., the European Public Real Estate Association (“EPRA”) or the National Real Estate Investment Trusts Association (“NAREIT”) (together the “Licensor Parties”), and the Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index,” “Barclays U.S. 1-3 Year Treasury Bond Index,” “Barclays U.S. 3-7 Year Treasury Bond Index,” “Barclays U.S. 7-10 Year Treasury Bond Index,” “Barclays U.S. 10-20 Year Treasury Bond Index,” “Barclays U.S. 20+ Year Treasury Bond Index,” “Barclays U.S. Aggregate Bond Index,” “Barclays U.S. Credit Bond Index,” “Barclays U.S. Government/Credit Bond Index,” “Barclays U.S. Intermediate Credit Bond Index,” “Barclays U.S. Intermediate Government/Credit Bond Index,” “Barclays U.S. MBS Index,” “Barclays U.S. Short Treasury Bond Index,” and the “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “Barclays Indexes”) are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond Market ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”) or its affiliates (collectively, “Barclays”), and Barclays makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays. BFA does not and will not have a role in maintaining the Barclays Indexes.

“MSCI AWI ex-USA IMI,” “MSCI Canada IndexSM,” “MSCI Canada Small Cap Index,” “MSCI EAFE® Index,” “MSCI Emerging Markets IndexSM” and “MSCI Emerging Markets Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” (collectively, the “MSCI Indexes”) is a trademark of MSCI Inc. (“MSCI”), and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Russell,”, “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of Russell Investment Group and have been licensed for use for certain purposes by BTC.

“J.P. Morgan” and “J.P. Morgan EMBISM Global Core Index” are trademarks of JPMorgan Chase & Co. and have been licensed for use for certain purposes by BTC.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively, and have been licensed for use for certain purposes by BTC.

A Further Discussion of Risk Factors

This section contains a description of the general risks of investing in the LifePath Funds. The “Investment Objectives and Policies” section in the SAI also includes more information about the LifePath Funds, their investments and the related risks. There can be no guarantee that a LifePath Fund will meet its objective or that a LifePath Fund’s performance will be positive for any period of time. An investment in a LifePath Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each LifePath Fund invests all of its assets in the applicable Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to a LifePath Fund in the description of risks below may include the Underlying Funds in which the Master Portfolio invests, as applicable.

Principal Risks of Investing in the LifePath Funds

Allocation Risk — The LifePath Fund’s ability to achieve its investment goals depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds’ performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Fund. If an Underlying Fund were to change its investment objective or policies, the LifePath Fund might be forced to withdraw its investment from the Underlying Fund at a disadvantageous time and price.

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — Derivatives are volatile and involve significant risks, including:

Volatility Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. The LifePath Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the LifePath Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the LifePath Fund realizes from its investments. As a result, a larger portion of the LifePath Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the LifePath Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).

Regulatory Risk — The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the LifePath Fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact the LifePath Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the LifePath Fund itself is regulated. BFA cannot predict the effects of any new governmental regulation that may be implemented on the ability of the LifePath Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the LifePath Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the LifePath Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the LifePath Fund has entered into the swap will default on its obligation to pay the LifePath Fund and the risk that the LifePath Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the LifePath Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Forward Foreign Currency Exchange Contracts — Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the LifePath Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The LifePath Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the LifePath Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way LifePath Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the LifePath Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the LifePath Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the LifePath Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the LifePath Fund. To the extent that the LifePath Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the LifePath Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the LifePath Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the LifePath Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The LifePath Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Fund could decline if the financial condition of the companies the LifePath Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. In particular, the LifePath Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the LifePath Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Fund can earn on its investments and typically results in a higher operating expense ratio for the LifePath Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the LifePath Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Fund’s ability to purchase or sell foreign securities or transfer the LifePath Fund’s assets or income back into the United States, or otherwise adversely affect the LifePath Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the

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United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the LifePath Fund’s management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Fund to carry out transactions. If the LifePath Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the LifePath Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other equity funds that use different investment styles.

Investments in Mutual Funds and ETFs Risk — The LifePath Fund invests substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in ETFs. The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs. Additionally, in managing the LifePath Fund, BFA will have the authority to select and substitute Underlying Funds and BFA may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to BFA or its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the LifePath Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Fund.

In order to minimize expenses, the LifePath Fund intends generally to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Fund may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market

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volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the LifePath Fund before it matures. If the issuer redeems junk bonds, the LifePath Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Fund’s securities than is the case with securities trading in a more liquid market.

■	The LifePath Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the LifePath Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the LifePath Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Fund could lose all or substantially all of its investment.

The residential mortgage market in the United States at times has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Fund may invest may also provide a degree of investment leverage, which could cause the LifePath Fund to lose all or substantially all of its investment.

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund’s name, if applicable; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the

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loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

U.S. Government Obligations Risk — Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Other Risks of Investing in the LifePath Funds

The LifePath Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Commodities Related Investments Risk — Exposure to the commodities markets may subject the LifePath Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the LifePath Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the LifePath Fund’s net assets decrease due to market declines or redemptions, the LifePath Fund’s expenses will increase as a percentage of LifePath Fund net assets. During periods of high market volatility, these increases in the LifePath Fund’s expense ratio could be significant.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The LifePath Fund’s investments in illiquid securities may reduce the returns of the LifePath Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the LifePath Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the LifePath Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the LifePath Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the LifePath Fund is forced to sell these investments to meet redemption requests or for other cash needs, the LifePath Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the LifePath Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Account Information

Prior to May 3, 2010, Investor A Shares of LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Those Class R shareholder accounts established prior to May 3, 2010 are eligible to purchase Investor A Shares at net asset value. A new Class R share class was established on May 3, 2010. Prior to May 3, 2010, Institutional Shares of LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund were designated Class I Shares.

How to Choose the Share Class that Best Suits Your Needs

Each LifePath Fund currently offers multiple share classes (Investor A, Investor C, Institutional and Class R Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (including BFA, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for both classes of shares under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid out of a LifePath Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each LifePath Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

The table below summarizes key features of each of the share classes of the LifePath Funds.

Share Classes at a Glance1

	Investor A	Investor C2,3	Institutional	Class R
Availability	Generally available through Financial Intermediaries.	Generally available through Financial Intermediaries.

Limited to certain investors, including:

•   Current Institutional shareholders that meet certain requirements.

•   Certain employer- sponsored retirement plans.

•   Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.

•   Certain employees of BlackRock or its affiliates.

Available only to certain employer-sponsored retirement plans.

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	Investor A	Investor C2,3	Institutional	Class R
Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan (“AIP”).	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an AIP.	• $2 million for institutions and individuals. • Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the LifePath Fund.	• $100 for all accounts.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the LifePath Fund.	No. Entire purchase price is invested in shares of the LifePath Fund.	No. Entire purchase price is invested in shares of the LifePath Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within 18 months.)	Yes. Payable if you redeem within one year of purchase.	No.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	No.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A Shares.	No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own Investor C Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares, and as a result, lower total performance.	Limited availability.	You pay ongoing distribution fees each year you own Class R Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares and, as a result, lower total performance.
[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the LifePath Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted.

[3]	The LifePath Funds will not accept a purchase order of $500,000 or more for Investor C Shares. Your Financial Intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional and Class R Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details About the Share Classes

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable

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redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—	[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BFA compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of the LifePath Funds’ dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BFA or its affiliates (“BlackRock Funds”) owned by: (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

Qualifying Holdings — Investor Shares, Institutional Shares (in most BlackRock Funds) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of a LifePath Fund, the investor should inform the Financial Intermediary and/or the BlackRock Funds of any other shares of the LifePath Fund or any other BlackRock Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the LifePath Funds and/or the Financial Intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the LifePath Funds’ SAI or contact your Financial Intermediary.

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Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor or Institutional Shares and/or make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by a LifePath Fund, and the investor must tell the LifePath Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by a LifePath Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, a LifePath Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, a LifePath Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, B1 and B3, Investor C, C1, C2 and C3, and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

■	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

■

Rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with a LifePath Fund; or purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

■	Insurance company separate accounts;

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a LifePath Fund;

■	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

■

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer LifePath Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■

Persons associated with a LifePath Fund, a Master Portfolio’s manager, a Master Portfolio’s sub-advisers, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

■	State sponsored 529 college savings plans.

The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waiver.”

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If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Option

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. If you redeem your Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of LifePath Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

You will also pay distribution fees of 0.75% and service fees of 0.25% for Investor C Shares each year. Because these fees are paid out of the LifePath Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing LifePath Fund shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers monthly for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. This may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Contingent Deferred Sales Charge Waiver

The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a LifePath Fund through such plans;

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”;

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■	Redemptions made with respect to certain retirement plans sponsored by a LifePath Fund, BFA or an affiliate;

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code), as long as the disability arose subsequent to the purchase of the shares;

■	Involuntary redemptions made of shares in accounts with low balances;

■	Certain redemptions made through the Systematic Withdrawal Plan offered by a LifePath Fund, BFA or an affiliate;

■	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the LifePath Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or upon request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares.

Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. A LifePath Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the LifePath Funds, meets the minimum investment requirement.

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Eligible institutional investors include the following:

■	Investors who currently own Institutional Shares of a LifePath Fund may make additional purchases of Institutional Shares of that LifePath Fund from the LifePath Fund;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from a LifePath Fund;

■	Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in a LifePath Fund;

■

Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of a LifePath Fund; and

■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., PNC, Barclays or their respective affiliates.

Class R Shares

Class R Shares are available only to certain employer-sponsored retirement plans. For this purpose, employer sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of the LifePath Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

Distribution and Service Payments

The LifePath Funds have adopted a plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to the Investor and Class R Shares that allows each LifePath Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor C and Class R Shares pay a fee (“distribution fees”) to the Distributor and/or its affiliates, including PNC and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BFA and PNC for sales support services provided in connection with the sale of Investor C and Class R Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable LifePath Fund attributable to Investor C and Class R Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, a LifePath Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor C and Class R Shares of each LifePath Fund. All Investor A, Investor C and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor C and Class R Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor C and Class R Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

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The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a LifePath Fund’s shares. Because the fees paid by the LifePath Funds under the Plan are paid out of LifePath Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments for the LifePath Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a LifePath Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a LifePath Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BFA on behalf of a LifePath Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the LifePath Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of LifePath Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BFA

The Plan permits BFA, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Funds). From time to time, BFA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BFA, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the LifePath Funds or for these other services to the LifePath Funds and shareholders. These payments would be in addition to the LifePath Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, the Distributor and their affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a LifePath Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a LifePath Fund or from BFA, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the LifePath Funds are generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, a LifePath Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

Each LifePath Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Fund at any time for any reason. In addition, the LifePath Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a LifePath Fund may be transferred to that state.

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How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Class R Shares are available only to certain retirement and other similar plans.

	Next, determine the amount of your investment	Refer to the minimum initial investment in the “Share Classes at a Glance” table in this prospectus. Be sure to note the maximum investment amounts for Investor C Shares. See “Account Information — Details About the Share Classes” for information on lower initial investment requirements for certain LifePath Fund investors if their purchase, combined with purchases by other investors received together by a LifePath Fund, meets the minimum investment requirement.
	Have your Financial Intermediary submit your purchase order	The price of your shares is based on the next calculation of a LifePath Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of LifePath Fund shares that would be in addition to the fees and expenses shown in each LifePath Fund’s “Fees and Expenses” table. The LifePath Funds may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.
	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). (The minimums for additional purchases may be waived under certain circumstances.) Institutional and Class R Shares have no minimum for additional purchases.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The LifePath Funds have the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Shares may also be purchased by use of the LifePath Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

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How to Buy Shares (continued)

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

Purchase by Internet: You may purchase your shares, and view activities in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders for Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Each LifePath Fund limits Internet purchases in shares of the LifePath Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The LifePath Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a LifePath Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a LifePath Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the LifePath Funds.

For shares purchased directly from a LifePath Fund, a check payable to “BlackRock Funds,” which bears the name of the LifePath Fund you are purchasing must accompany a completed purchase application.

There is a $20 fee for each purchase check that is returned due to insufficient funds. The LifePath Funds do not accept third-party checks. You may also wire Federal funds to a LifePath Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A, Investor C, Institutional or Class R Shares. The price of your shares is based on the next calculation of a LifePath Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Have your Financial Intermediary submit your sales order (continued)

Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

Each LifePath Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may sell Investor Shares held directly at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfers. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each LifePath Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each LifePath Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each LifePath Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Shares may also be redeemed by use of the LifePath Funds’ automated VRU service. Payment for Investor Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held with BlackRock by writing to BlackRock, P.O. Box 9819, Providence, RI 02940-8019 or, for overnight delivery, 4400 Computer Drive, Westborough, MA 01588. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if a LifePath Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the LifePath Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the LifePath Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the LifePath Funds’ custodian is open for business. Each LifePath Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the LifePath Fund, an earlier payment could adversely affect the LifePath Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the LifePath Funds.

The LifePath Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the LifePath Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the LifePath Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the LifePath Funds’ custodian is closed is normally sent on the next business day following redemption on which the LifePath Funds’ custodian is open for business.

The LifePath Funds reserve the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of a LifePath Fund, an earlier payment could adversely affect the LifePath Fund. No charge for sending redemption payments via ACH is imposed by the LifePath Funds.

* * *

If you make a redemption request before a LifePath Fund has collected payment for the purchase of shares, the LifePath Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one LifePath Fund to purchase shares of another BlackRock Fund (“exchanging”)	Investor and Institutional Shares of the LifePath Funds are generally exchangeable for shares of the same class of another BlackRock Fund. No exchange privilege is available for Class R Shares.

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How to Exchange Shares or Transfer your Account (continued)

	Your Choices	Important Information for You to Know

Exchange Privilege (continued)	Selling shares of one LifePath Fund to purchase shares of another BlackRock Fund (“exchanging”) (continued)

You can exchange $1,000 or more of Investor Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who own Institutional Shares of a LifePath Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holdings shares through certain client accounts at financial professionals that are omnibus with the LifePath Fund or do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares. You may only exchange into a share class and BlackRock Fund that are open to new investors or in which you have a current account, if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the LifePath Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The LifePath Funds have the right to reject any telephone request for any reason.

Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. Each LifePath Fund may suspend or terminate your exchange privilege at any time for any reason, including if a LifePath Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of a LifePath Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•   Transfer your shares to an account with a LifePath Fund; or

•   Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. The fund into which you request your distribution to be invested must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Institutional Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please contact (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the LifePath Funds by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the LifePath Fund at (800) 441-7762.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock.

Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount), you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the LifePath Funds must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

LifePath Funds’ Rights

Each LifePath Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BFA has set a minimum balance of $500 in each LifePath Fund position you hold within your account (“Portfolio Minimum”), and may take one of two actions if the balance in the LifePath Fund falls below the Portfolio Minimum.

First, the LifePath Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before a LifePath Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the LifePath Fund makes an involuntary redemption, or to the Portfolio Minimum in order not to be assessed an annual low balance fee of $20, described below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the LifePath Funds charge an annual $20 low balance fee on all LifePath Fund accounts that have a balance below the Portfolio Minimum for any reason, including market fluctuation. The low balance fee will be assessed on fund accounts in all BlackRock Funds, regardless of a LifePath Fund’s minimum investment amount. The fee will be deducted from the LifePath Fund account only once per calendar year. You will be notified that the value of your account is less than the Portfolio Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Portfolio Minimum before the LifePath Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BFA or an affiliate of BFA, or by Financial Intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fees.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the LifePath Fund but may be subject to upfront sales charges.

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Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Financial Intermediary.

Short-Term Trading Policy

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The LifePath Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Fund and its shareholders. For example, large flows of cash into and out of a LifePath Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Fund’s investment goal. Frequent trading may cause a LifePath Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the LifePath Funds — Valuation of LifePath Fund Investments.”

Each LifePath Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Fund shares that it determines may be detrimental to the LifePath Fund or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Fund shares because certain legitimate strategies will not result in harm to a LifePath Fund or shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, a LifePath Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a LifePath Fund, the LifePath Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide a LifePath Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Fund. While each LifePath Fund monitors for market timing activity, a LifePath Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the LifePath Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by a LifePath Fund to be engaged in market timing or other improper trading activity, the LifePath Fund’s Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the LifePath Fund or long-term shareholders.

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Master/Feeder and Fund of Funds Structures

The LifePath Funds do not have their own investment adviser. Instead, each LifePath Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the LifePath Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Funds.

Feeder Fund Expenses

Feeder funds, including the LifePath Funds, bear their respective master portfolio’s expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Trust’s Board of Trustees retains the right to withdraw a LifePath Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Fund’s shareholders. If the Trust’s Board of Trustees decides to withdraw a LifePath Fund’s assets, it would then consider whether the LifePath Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

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Management of the LifePath Funds

Investment Adviser

BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio and, along with certain affiliates, serves as investment adviser to certain Underlying Funds. The LifePath Funds may also invest in ETFs that are not advised by BlackRock. BFA manages the investment of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP’s Board of Trustees. For its services to each Master Portfolio, BFA is entitled to receive an annual management fee of 0.35% of such Master Portfolio’s average daily net assets.

BFA, along with certain affiliates, provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the LifePath Funds. In addition, BAL, along with certain affiliates, provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BAL, respectively, through April 30, 2016. This waiver does not apply to the Underlying Funds that are not advised by BFA, BAL or their affiliates.

For the fiscal year ended December 31, 2014, each Master Portfolio paid the following management fee rate, net of applicable waivers:

Master Portfolio	Management Fee Rate (Net of Applicable Waivers)
Retirement Master Portfolio	0.06%
2020 Master Portfolio	0.05%
2025 Master Portfolio	0.00%
2030 Master Portfolio	0.03%
2035 Master Portfolio	0.00%
2040 Master Portfolio	0.02%
2045 Master Portfolio	0.00%
2050 Master Portfolio	0.00%
2055 Master Portfolio	0.00%

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is an indirect wholly-owned subsidiary of BlackRock, Inc. As of March 31, 2015, BFA and its affiliates had approximately $4.774 trillion in investment company and other portfolio assets under management.

A discussion regarding the basis for MIP’s Board of Trustees’ approval of the investment advisory agreement with BFA with respect to each Master Portfolio is available in the corresponding LifePath Fund’s semi-annual report for the period ended June 30, 2014.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BAL, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

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Portfolio Managers

Information regarding the portfolio managers of the Master Portfolios is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of LifePath Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alan Mason	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2009 (2010 for the 2025 Master Portfolio, the 2035 Master Portfolio, the 2045 Master Portfolio and the 2055 Master Portfolio)	Managing Director of BlackRock, Inc. since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2010	Managing Director of BlackRock, Inc. since January 1, 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of BGI from 2000 to 2009.

Administrative Services

Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Funds, and BAL, BAL provides the following services, among others, as the LifePath Funds’ administrator:

■	Supervises the LifePath Funds’ administrative operations;

■	Provides or causes to be provided management reporting and treasury administration services;

■	Financial reporting;

■	Legal, blue sky and tax services;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising the shareholder servicing agents on behalf of the LifePath Funds.

BAL is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of Investor A, Investor C, Institutional and Class R Shares of each LifePath Fund. In addition to performing these services, BAL has agreed to bear all costs of operating the LifePath Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust’s trustees who are not “interested persons” of the LifePath Funds or the Trust as defined in the 1940 Act, and their counsel, auditing fees, litigation expenses, taxes and other extraordinary expenses.

Conflicts of Interest

The investment activities of BFA and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Funds and their shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Funds. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the LifePath Funds directly and indirectly invest. Thus, it is likely that the LifePath Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the LifePath Funds and may result in an

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Affiliate having positions that are adverse to those of the LifePath Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the LifePath Funds. As a result, an Affiliate may compete with the LifePath Funds for appropriate investment opportunities. The results of the LifePath Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the LifePath Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Funds. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Funds. The LifePath Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The LifePath Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Funds or who engage in transactions with or for the LifePath Funds, and may receive compensation for such services. The LifePath Funds may also make brokerage and other payments to Affiliates in connection with the LifePath Funds’ portfolio investment transactions.

Under a securities lending program approved by MIP’s Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent will receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of LifePath Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each LifePath Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Fund values fixed income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost. Shares of underlying open-end funds are valued at net asset value.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by a LifePath Fund may trade on weekends or other days when the LifePath Fund does not price its shares. As a result, a LifePath Fund’s net asset value may change on days when you will not be able to purchase or redeem the LifePath Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a LifePath Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust’s Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a

112

“significant event” is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a LifePath Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a LifePath Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Fund’s net asset value.

A LifePath Fund may accept orders from certain authorized Financial Intermediaries or their designees. A LifePath Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee, and the order will receive the net asset value next computed by the LifePath Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the LifePath Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each LifePath Fund will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the LifePath Fund.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code, if you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan.

If you are not invested through such a plan, you will generally pay tax on dividends from a LifePath Fund whether you receive them in cash or additional shares. In addition, if you redeem LifePath Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income received by a LifePath Fund, including dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. In the case of individuals, the reduced tax rate is a maximum rate of 15% for net long-term capital gain or qualified dividend income for those with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain or qualified dividend income that exceeds those amounts. To the extent a LifePath Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, net investment income does not include distributions from qualified plans exempt from tax under section 401(a) of the Internal Revenue Code.

By law, your dividends and redemption proceeds may be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a LifePath Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30%

113

U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a LifePath Fund beginning before January 11, 2015, certain distributions reported by a LifePath Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by a LifePath Fund and capital gains recognized by a LifePath Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a LifePath Fund if certain requirements are met.

This section summarizes some of the consequences under current federal tax law of an investment in a LifePath Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a LifePath Fund under all applicable tax laws.

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Financial Highlights

The financial highlights tables in this section are intended to help investors understand a LifePath Fund’s financial performance for the past five years, or if shorter, since inception. Certain information reflects financial results for a single LifePath Fund share. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in a LifePath Fund (assuming reinvestment of all dividends and/or distributions). Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Prior to May 3, 2010, Institutional Shares were designated Class I Shares. The tables below for Investor A Shares set forth selected financial data for a former Class R Share of each LifePath Fund outstanding throughout each period presented. The information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each LifePath Fund’s financial statements, is included in the LifePath Funds’ combined annual report. You may obtain copies of the annual report, at no cost, by calling (800) 441-7762 (toll-free) Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

LifePath Retirement Fund

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.72	$11.80	$11.39	$11.55	$10.80
Net investment income[1]	0.18	0.16	0.20	0.27	0.23
Net realized and unrealized gain	0.38	0.57	0.77	0.18	0.76
Net increase from investment operations	0.56	0.73	0.97	0.45	0.99
Distributions from:[2]
Net investment income	(0.19)	(0.16)	(0.21)	(0.26)	(0.22)
Net realized gain	(1.02)	(0.65)	(0.35)	(0.35)	(0.02)
Total distributions	(1.21)	(0.81)	(0.56)	(0.61)	(0.24)
Net asset value, end of year	$11.07	$11.72	$11.80	$11.39	$11.55
Total Return[3]
Based on net asset value	4.75%	6.25%	8.61%	3.96%	9.33%
Ratios to Average Net Assets[4]
Total expenses	0.75%[5,6]	0.76%[5,6]	0.78%[5,6]	0.77%[5,6]	1.11%
Total expenses after fees waived	0.75%[5,6]	0.75%[5,6]	0.78%[5,6]	0.77%[5,6]	0.76%
Net investment income	1.52%[5,6]	1.34%[5,6]	1.70%[5,6]	2.27%[5,6]	2.10%
Supplemental Data
Net assets, end of year (000)	$234,280	$342,615	$390,150	$431,982	$490,419
Portfolio turnover rate of the Retirement Master Portfolio	14%[7]	17%[7]	4%[8]	4%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath Retirement Fund’s share of its corresponding Retirement Master Portfolio’s allocated net expenses and/or net investment income, except the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated fees waived of 0.31%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the Retirement Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Retirement Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the Retirement Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

115

Financial Highlights (continued)

LifePath Retirement Fund (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.69	$10.84	$10.50	$10.71	$10.03
Net investment income[1]	0.14	0.12	0.16	0.22	0.19
Net realized and unrealized gain	0.35	0.51	0.72	0.16	0.71
Net increase from investment operations	0.49	0.63	0.88	0.38	0.90
Distributions from:[2]
Net investment income	(0.17)	(0.13)	(0.19)	(0.24)	(0.20)
Net realized gain	(1.02)	(0.65)	(0.35)	(0.35)	(0.02)
Total distributions	(1.19)	(0.78)	(0.54)	(0.59)	(0.22)
Net asset value, end of year	$9.99	$10.69	$10.84	$10.50	$10.71
Total Return[3]
Based on net asset value	4.56%	5.94%	8.46%	3.60%	9.12%
Ratios to Average Net Assets[4]
Total expenses	1.01%[5,6]	1.01%[5,6]	1.03%[5,6]	1.02%[5,6]	1.37%
Total expenses after fees waived	1.00%[5,6]	1.00%[5,6]	1.03%[5,6]	1.02%[5,6]	1.02%
Net investment income	1.27%[5,6]	1.08%[5,6]	1.47%[5,6]	2.03%[5,6]	1.86%
Supplemental Data
Net assets, end of year (000)	$139,853	$155,402	$189,898	$183,967	$181,297
Portfolio turnover rate of the Retirement Master Portfolio	14%[7]	17%[7]	4%[8]	4%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]

Includes the LifePath Retirement Fund’s share of its corresponding Retirement Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the Retirement Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Retirement Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the Retirement Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

116

Financial Highlights (continued)

LifePath Retirement Fund (continued)

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.64	$11.76	$11.36	$11.55	$11.22
Net investment income[2]	0.07	0.04	0.08	0.17	0.09
Net realized and unrealized gain	0.36	0.56	0.77	0.16	0.37
Net increase from investment operations	0.43	0.60	0.85	0.33	0.46
Distributions from:[3]
Net investment income	(0.08)	(0.07)	(0.10)	(0.17)	(0.11)
Net realized gain	(1.02)	(0.65)	(0.35)	(0.35)	(0.02)
Total distributions	(1.10)	(0.72)	(0.45)	(0.52)	(0.13)
Net asset value, end of period	$10.97	$11.64	$11.76	$11.36	$11.55
Total Return[4]
Based on net asset value	3.70%	5.12%	7.55%	2.86%	4.22%[5]
Ratios to Average Net Assets[6]
Total expenses	1.76%[7,8]	1.77%[7,8]	1.78%[7,8]	1.78%[7,8]	2.11%[9]
Total expenses after fees waived	1.75%[7,8]	1.76%[7,8]	1.78%[7,8]	1.78%[7,8]	1.77%[9]
Net investment income	0.56%[7,8]	0.33%[7,8]	0.70%[7,8]	1.42%[7,8]	1.23%[9]
Supplemental Data
Net assets, end of period (000)	$1,295	$511	$135	$55	$21
Portfolio turnover rate of the Retirement Master Portfolio	14%[10]	17%[10]	4%[11]	4%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath Retirement Fund’s share of its corresponding Retirement Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Retirement Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the Retirement Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the Retirement Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

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Financial Highlights (continued)

LifePath Retirement Fund (concluded)

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.65	$11.75	$11.36	$11.54	$11.22
Net investment income[2]	0.12	0.10	0.17	0.21	0.14
Net realized and unrealized gain	0.38	0.55	0.76	0.17	0.36
Net increase from investment operations	0.50	0.65	0.93	0.38	0.50
Distributions from:[3]
Net investment income	(0.12)	(0.10)	(0.19)	(0.21)	(0.16)
Net realized gain	(1.02)	(0.65)	(0.35)	(0.35)	(0.02)
Total distributions	(1.14)	(0.75)	(0.54)	(0.56)	(0.18)
Net asset value, end of period	$11.01	$11.65	$11.75	$11.36	$11.54
Total Return[4]
Based on net asset value	4.25%	5.61%	8.26%	3.32%	4.55%[5]
Ratios to Average Net Assets[6]
Total expenses	1.25%[7,8]	1.26%[7,8]	1.27%[7,8]	1.28%[7,8]	1.61%[9]
Total expenses after fees waived	1.25%[7,8]	1.25%[7,8]	1.26%[7,8]	1.27%[7,8]	1.26%[9]
Net investment income	0.98%[7,8]	0.85%[7,8]	1.38%[7,8]	1.76%[7,8]	1.84%[9]
Supplemental Data
Net assets, end of period (000)	$895	$2,060	$2,609	$41	$33
Portfolio turnover rate of the Retirement Master Portfolio	14%[10]	17%[10]	4%[11]	4%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath Retirement Fund’s share of its corresponding Retirement Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated fees waived of 0.31%, 0.30%, 0.32% and 0.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Retirement Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the Retirement Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the Retirement Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

118

Financial Highlights (continued)

LifePath 2020 Fund

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.75	$16.42	$15.22	$15.92	$14.62
Net investment income[1]	0.26	0.25	0.29	0.33	0.29
Net realized and unrealized gain (loss)	0.58	1.32	1.38	(0.09)	1.28
Net increase from investment operations	0.84	1.57	1.67	0.24	1.57
Distributions from:[2]
Net investment income	(0.26)	(0.26)	(0.29)	(0.33)	(0.27)
Net realized gain	(1.68)	(0.98)	(0.18)	(0.61)	—
Total distributions	(1.94)	(1.24)	(0.47)	(0.94)	(0.27)
Net asset value, end of year	$15.65	$16.75	$16.42	$15.22	$15.92
Total Return[3]
Based on net asset value	5.06%	9.67%	10.99%	1.46%	10.90%
Ratios to Average Net Assets[4]
Total expenses	0.74%[5,6]	0.73%[5,6]	0.75%[5,6]	0.75%[5,6]	1.08%
Total expenses after fees waived	0.74%[5,6]	0.73%[5,6]	0.75%[5,6]	0.74%[5,6]	0.73%
Net investment income	1.50%[5,6]	1.47%[5,6]	1.77%[5,6]	2.05%[5,6]	1.95%
Supplemental Data
Net assets, end of year (000)	$490,447	$698,251	$688,545	$752,092	$843,339
Portfolio turnover rate of the 2020 Master Portfolio	21%[7]	19%[7]	5%[8]	5%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2020 Fund’s share of its corresponding 2020 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated fees waived of 0.34% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2020 Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2020 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2020 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

119

Financial Highlights (continued)

LifePath 2020 Fund (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.77	$15.53	$14.43	$15.14	$13.93
Net investment income[1]	0.20	0.19	0.24	0.28	0.24
Net realized and unrealized gain (loss)	0.55	1.25	1.30	(0.09)	1.21
Net increase from investment operations	0.75	1.44	1.54	0.19	1.45
Distributions from:[2]
Net investment income	(0.23)	(0.22)	(0.26)	(0.29)	(0.24)
Net realized gain	(1.68)	(0.98)	(0.18)	(0.61)	—
Total distributions	(1.91)	(1.20)	(0.44)	(0.90)	(0.24)
Net asset value, end of year	$14.61	$15.77	$15.53	$14.43	$15.14
Total Return[3]
Based on net asset value	4.79%	9.39%	10.67%	1.26%	10.56%
Ratios to Average Net Assets[4]
Total expenses	0.99%[5,6]	0.98%[5,6]	1.00%[5,6]	1.00%[5,6]	1.34%
Total expenses after fees waived	0.98%[5,6]	0.98%[5,6]	1.00%[5,6]	1.00%[5,6]	0.99%
Net investment income	1.26%[5,6]	1.21%[5,6]	1.55%[5,6]	1.82%[5,6]	1.71%
Supplemental Data
Net assets, end of year (000)	$367,281	$390,380	$410,926	$401,477	$376,851
Portfolio turnover rate of the 2020 Master Portfolio	21%[7]	19%[7]	5%[8]	5%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]

Includes the LifePath 2020 Fund’s share of its corresponding 2020 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated fees waived of 0.35% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2020 Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2020 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2020 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

120

Financial Highlights (continued)

LifePath 2020 Fund (continued)

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.62	$16.32	$15.16	$15.89	$15.29
Net investment income[2]	0.09	0.09	0.14	0.17	0.12
Net realized and unrealized gain (loss)	0.57	1.30	1.36	(0.09)	0.64
Net increase from investment operations	0.66	1.39	1.50	0.08	0.76
Distributions from:[3]
Net investment income	(0.11)	(0.11)	(0.16)	(0.20)	(0.16)
Net realized gain	(1.68)	(0.98)	(0.18)	(0.61)	—
Total distributions	(1.79)	(1.09)	(0.34)	(0.81)	(0.16)
Net asset value, end of period	$15.49	$16.62	$16.32	$15.16	$15.89
Total Return[4]
Based on net asset value	3.98%	8.58%	9.87%	0.47%	5.03%[5]
Ratios to Average Net Assets[6]
Total expenses	1.74%[7,8]	1.73%[7,8]	1.75%[7,8]	1.75%[7,8]	2.09%[9]
Total expenses after fees waived	1.73%[7,8]	1.73%[7,8]	1.75%[7,8]	1.75%[7,8]	1.74%[9]
Net investment income	0.54%[7,8]	0.51%[7,8]	0.87%[7,8]	1.05%[7,8]	1.23%[9]
Supplemental Data
Net assets, end of period (000)	$2,981	$2,193	$1,262	$301	$116
Portfolio turnover rate of the 2020 Master Portfolio	21%[10]	19%[10]	5%[11]	5%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2020 Fund’s share of its corresponding 2020 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated fees waived of 0.36% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2020 Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2020 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2020 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

121

Financial Highlights (continued)

LifePath 2020 Fund (concluded)

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.70	$16.36	$15.20	$15.88	$15.29
Net investment income[2]	0.17	0.16	0.25	0.24	0.23
Net realized and unrealized gain (loss)	0.58	1.33	1.32	(0.07)	0.57
Net increase from investment operations	0.75	1.49	1.57	0.17	0.80
Distributions from:[3]
Net investment income	(0.18)	(0.17)	(0.23)	(0.24)	(0.21)
Net realized gain	(1.68)	(0.98)	(0.18)	(0.61)	—
Total distributions	(1.86)	(1.15)	(0.41)	(0.85)	(0.21)
Net asset value, end of period	$15.59	$16.70	$16.36	$15.20	$15.88
Total Return[4]
Based on net asset value	4.49%	9.20%	10.36%	1.06%	5.34%[5]
Ratios to Average Net Assets[6]
Total expenses	1.24%[7,8]	1.23%[7,8]	1.25%[7,8]	1.25%[7,8]	1.58%[9]
Total expenses after fees waived	1.23%[7,8]	1.23%[7,8]	1.25%[7,8]	1.25%[7,8]	1.23%[9]
Net investment income	1.01%[7,8]	0.94%[7,8]	1.53%[7,8]	1.51%[7,8]	2.29%[9]
Supplemental Data
Net assets, end of period (000)	$2,580	$3,167	$2,862	$161	$81
Portfolio turnover rate of the 2020 Master Portfolio	21%[10]	19%[10]	5%[11]	5%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2020 Fund’s share of its corresponding 2020 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated fees waived of 0.35%, 0.32%, 0.33% and 0.32% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2020 Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2020 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2020 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

122

Financial Highlights (continued)

LifePath 2025 Fund

	Institutional
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.11	$12.19	$11.07	$11.21	$10.00
Net investment income[2]	0.21	0.21	0.22	0.25	0.11
Net realized and unrealized gain (loss)	0.48	1.22	1.11	(0.19)	1.63
Net increase from investment operations	0.69	1.43	1.33	0.06	1.74
Distributions from:[3]
Net investment income	(0.21)	(0.19)	(0.21)	(0.20)	(0.11)
Net realized gain	(0.79)	(0.32)	(0.00)[4]	(0.00)[4]	(0.42)
Total distributions	(1.00)	(0.51)	(0.21)	(0.20)	(0.53)
Net asset value, end of period	$12.80	$13.11	$12.19	$11.07	$11.21
Total Return[5]
Based on net asset value	5.23%	11.84%	12.07%	0.49%	17.40%[6]
Ratios to Average Net Assets[7]
Total expenses	0.75%[8,9]	0.79%[8,9]	0.86%[8,9]	1.06%[8,9]	24.41%[10]
Total expenses after fees waived and/or reimbursed	0.73%[8,9]	0.75%[8,9]	0.76%[8,9]	0.74%[8,9]	0.73%[10]
Net investment income	1.53%[8,9]	1.60%[8,9]	1.85%[8,9]	2.25%[8,9]	1.93%[10]
Supplemental Data
Net assets, end of period (000)	$23,625	$25,882	$15,816	$3,233	$22
Portfolio turnover rate of the 2025 Master Portfolio	50%[11]	30%[11]	4%[12]	24%[12]	2%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2025 Fund’s share of its corresponding 2025 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2025 Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2025 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2025 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

123

Financial Highlights (continued)

LifePath 2025 Fund (continued)

	Investor A
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.10	$12.19	$11.06	$11.21	$10.00
Net investment income[2]	0.17	0.18	0.18	0.21	0.09
Net realized and unrealized gain (loss)	0.48	1.22	1.12	(0.19)	1.63
Net increase from investment operations	0.65	1.40	1.30	0.02	1.72
Distributions from:[3]
Net investment income	(0.18)	(0.17)	(0.17)	(0.17)	(0.09)
Net realized gain	(0.79)	(0.32)	(0.00)[4]	(0.00)[4]	(0.42)
Total distributions	(0.97)	(0.49)	(0.17)	(0.17)	(0.51)
Net asset value, end of period	$12.78	$13.10	$12.19	$11.06	$11.21
Total Return[5]
Based on net asset value	4.95%	11.52%	11.84%	0.18%	17.26%[6]
Ratios to Average Net Assets[7]
Total expenses	1.00%[8,9]	1.05%[8,9]	1.11%[8,9]	1.32%[8,9]	24.68%[10]
Total expenses after fees waived and/or reimbursed	0.98%[8,9]	1.00%[8,9]	1.01%[8,9]	0.99%[8,9]	0.98%[10]
Net investment income	1.31%[8,9]	1.37%[8,9]	1.54%[8,9]	1.87%[8,9]	1.67%[10]
Supplemental Data
Net assets, end of period (000)	$35,324	$29,049	$13,981	$7,076	$22
Portfolio turnover rate of the 2025 Master Portfolio	50%[11]	30%[11]	4%[12]	24%[12]	2%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2025 Fund’s share of its corresponding 2025 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.86% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2025 Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2025 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2025 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

124

Financial Highlights (continued)

LifePath 2025 Fund (continued)

	Investor C
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.06	$12.15	$11.05	$11.21	$10.00
Net investment income[2]	0.07	0.07	0.10	0.14	0.05
Net realized and unrealized gain (loss)	0.47	1.23	1.11	(0.20)	1.63
Net increase (decrease) from investment operations	0.54	1.30	1.21	(0.06)	1.68
Distributions from:[3]
Net investment income	(0.09)	(0.07)	(0.11)	(0.10)	(0.05)
Net realized gain	(0.79)	(0.32)[4]	(0.00)[4]	(0.00)	(0.42)
Total distributions	(0.88)	(0.39)	(0.11)	(0.10)	(0.47)
Net asset value, end of period	$12.72	$13.06	$12.15	$11.05	$11.21
Total Return[5]
Based on net asset value	4.08%	10.73%	10.99%	(0.54)%	16.84%[6]
Ratios to Average Net Assets[7]
Total expenses	1.75%[8,9]	1.80%[8,9]	1.85%[8,9]	2.10%[8,9]	25.46%[10]
Total expenses after fees waived and/or reimbursed	1.73%[8,9]	1.76%[8,9]	1.76%[8,9]	1.75%[8,9]	1.72%[10]
Net investment income	0.56%[8,9]	0.57%[8,9]	0.87%[8,9]	1.25%[8,9]	0.95%[10]
Supplemental Data
Net assets, end of period (000)	$2,849	$1,997	$992	$245	$22
Portfolio turnover rate of the 2025 Master Portfolio	50%[11]	30%[11]	4%[12]	24%[12]	2%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2025 Fund’s share of its corresponding 2025 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2025 Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2025 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2025 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

125

Financial Highlights (continued)

LifePath 2025 Fund (concluded)

	Class R
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.11	$12.19	$11.09	$11.21	$10.00
Net investment income[2]	0.14	0.13	0.18	0.17	0.08
Net realized and unrealized gain (loss)	0.48	1.24	1.08	(0.17)	1.63
Net increase from investment operations	0.62	1.37	1.26	—	1.71
Distributions from:[3]
Net investment income	(0.15)	(0.13)	(0.16)	(0.12)	(0.08)
Net realized gain	(0.79)	(0.32)[4]	(0.00)[4]	(0.00)	(0.42)
Total distributions	(0.94)	(0.45)	(0.16)	(0.12)	(0.50)
Net asset value, end of period	$12.79	$13.11	$12.19	$11.09	$11.21
Total Return[5]
Based on net asset value	4.69%	11.26%	11.45%	0.02%	17.12%[6]
Ratios to Average Net Assets[7]
Total expenses	1.26%[8,9]	1.30%[8,9]	1.35%[8,9]	1.57%[8,9]	24.94%[10]
Total expenses after fees waived and/or reimbursed	1.23%[8,9]	1.25%[8,9]	1.26%[8,9]	1.23%[8,9]	1.23%[10]
Net investment income	1.04%[8,9]	1.05%[8,9]	1.54%[8,9]	1.46%[8,9]	1.43%[10]
Supplemental Data
Net assets, end of period (000)	$1,682	$1,484	$1,282	$22	$22
Portfolio turnover rate of the 2025 Master Portfolio	50%[11]	30%[11]	4%[12]	24%[12]	2%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2025 Fund’s share of its corresponding 2025 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.91% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2025 Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2025 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2025 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

126

Financial Highlights (continued)

LifePath 2030 Fund

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.01	$15.25	$14.11	$14.63	$13.31
Net investment income[1]	0.24	0.26	0.28	0.28	0.25
Net realized and unrealized gain (loss)	0.61	1.80	1.56	(0.37)	1.31
Net increase (decrease) from investment operations	0.85	2.06	1.84	(0.09)	1.56
Distributions from:[2]
Net investment income	(0.26)	(0.26)	(0.28)	(0.27)	(0.24)
Net realized gain	(1.89)	(1.04)	(0.42)	(0.16)	—
Total distributions	(2.15)	(1.30)	(0.70)	(0.43)	(0.24)
Net asset value, end of year	$14.71	$16.01	$15.25	$14.11	$14.63
Total Return[3]
Based on net asset value	5.32%	13.66%	13.09%	(0.63)%	11.86%
Ratios to Average Net Assets[4]
Total expenses	0.71%[5,6]	0.70%[5,6]	0.73%[5,6]	0.73%[5,6]	1.07%
Total expenses after fees waived	0.71%[5,6]	0.70%[5,6]	0.73%[5,6]	0.72%[5,6]	0.70%
Net investment income	1.50%[5,6]	1.62%[5,6]	1.84%[5,6]	1.88%[5,6]	1.85%
Supplemental Data
Net assets, end of year (000)	$449,354	$674,558	$630,131	$642,867	$696,817
Portfolio turnover rate of the 2030 Master Portfolio	33%[7]	22%[7]	5%[8]	7%[8]	3%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2030 Fund’s share of its corresponding 2030 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2030 Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2030 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2030 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

127

Financial Highlights (continued)

LifePath 2030 Fund (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.62	$14.90	$13.81	$14.33	$13.05
Net investment income[1]	0.20	0.21	0.24	0.24	0.21
Net realized and unrealized gain (loss)	0.58	1.77	1.52	(0.36)	1.28
Net increase (decrease) from investment operations	0.78	1.98	1.76	(0.12)	1.49
Distributions from:[2]
Net investment income	(0.23)	(0.22)	(0.25)	(0.24)	(0.21)
Net realized gain	(1.89)	(1.04)	(0.42)	(0.16)	—
Total distributions	(2.12)	(1.26)	(0.67)	(0.40)	(0.21)
Net asset value, end of year	$14.28	$15.62	$14.90	$13.81	$14.33
Total Return[3]
Based on net asset value	4.98%	13.44%	12.75%	(0.87)%	11.53%
Ratios to Average Net Assets[4]
Total expenses	0.96%[5,6]	0.95%[5,6]	0.98%[5,6]	0.98%[5,6]	1.32%
Total expenses after fees waived	0.96%[5,6]	0.95%[5,6]	0.98%[5,6]	0.97%[5,6]	0.96%
Net investment income	1.28%[5,6]	1.36%[5,6]	1.62%[5,6]	1.65%[5,6]	1.60%
Supplemental Data
Net assets, end of year (000)	$350,201	$356,117	$343,885	$339,249	$307,189
Portfolio turnover rate of the 2030 Master Portfolio	33%[7]	22%[7]	5%[8]	7%[8]	3%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]

Includes the LifePath 2030 Fund’s share of its corresponding 2030 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2030 Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2030 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2030 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

128

Financial Highlights (continued)

LifePath 2030 Fund (continued)

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.85	$15.13	$14.05	$14.62	$13.97
Net investment income[2]	0.09	0.13	0.16	0.14	0.10
Net realized and unrealized gain (loss)	0.58	1.76	1.51	(0.38)	0.67
Net increase (decrease) from investment operations	0.67	1.89	1.67	(0.24)	0.77
Distributions from:[3]
Net investment income	(0.11)	(0.13)	(0.17)	(0.17)	(0.12)
Net realized gain	(1.89)	(1.04)	(0.42)	(0.16)	—
Total distributions	(2.00)	(1.17)	(0.59)	(0.33)	(0.12)
Net asset value, end of period	$14.52	$15.85	$15.13	$14.05	$14.62
Total Return[4]
Based on net asset value	4.23%	12.59%	11.92%	(1.63)%	5.64%[5]
Ratios to Average Net Assets[6]
Total expenses	1.71%[7,8]	1.71%[7,8]	1.72%[7,8]	1.74%[7,8]	2.07%[9]
Total expenses after fees waived	1.71%[7,8]	1.71%[7,8]	1.72%[7,8]	1.74%[7,8]	1.71%[9]
Net investment income	0.55%[7,8]	0.79%[7,8]	1.05%[7,8]	1.01%[7,8]	1.09%[9]
Supplemental Data
Net assets, end of period (000)	$3,053	$2,531	$1,010	$154	$21
Portfolio turnover rate of the 2030 Master Portfolio	33%[10]	22%[10]	5%[11]	7%[11]	3%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2030 Fund’s share of its corresponding 2030 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated fees waived of 0.38%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2030 Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2030 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2030 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

129

Financial Highlights (continued)

LifePath 2030 Fund (concluded)

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.92	$15.17	$14.08	$14.60	$13.97
Net investment income[2]	0.17	0.18	0.28	0.20	0.22
Net realized and unrealized gain (loss)	0.59	1.80	1.47	(0.36)	0.60
Net increase (decrease) from investment operations	0.76	1.98	1.75	(0.16)	0.82
Distributions from:[3]
Net investment income	(0.19)	(0.19)	(0.24)	(0.20)	(0.19)
Net realized gain	(1.89)	(1.04)	(0.42)	(0.16)	—
Total distributions	(2.08)	(1.23)	(0.66)	(0.36)	(0.19)
Net asset value, end of period	$14.60	$15.92	$15.17	$14.08	$14.60
Total Return[4]
Based on net asset value	4.73%	13.14%	12.48%	(1.12)%	5.96%[5]
Ratios to Average Net Assets[6]
Total expenses	1.21%[7,8]	1.21%[7,8]	1.22%[7,8]	1.23%[7,8]	1.56%[9]
Total expenses after fees waived	1.21%[7,8]	1.21%[7,8]	1.22%[7,8]	1.23%[7,8]	1.20%[9]
Net investment income	1.02%[7,8]	1.15%[7,8]	1.84%[7,8]	1.41%[7,8]	2.39%[9]
Supplemental Data
Net assets, end of period (000)	$3,044	$3,155	$2,088	$188	$75
Portfolio turnover rate of the 2030 Master Portfolio	33%[10]	22%[10]	5%[11]	7%[11]	3%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2030 Fund’s share of its corresponding 2030 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s’ allocated fees waived of 0.34%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2030 Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2030 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2030 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

130

Financial Highlights (continued)

LifePath 2035 Fund

	Institutional
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.77	$12.51	$11.18	$11.52	$10.00
Net investment income[2]	0.22	0.24	0.24	0.24	0.11
Net realized and unrealized gain (loss)	0.54	1.67	1.30	(0.39)	1.99
Net increase (decrease) from investment operations	0.76	1.91	1.54	(0.15)	2.10
Distributions from:[3]
Net investment income	(0.22)	(0.23)	(0.21)	(0.19)	(0.10)
Net realized gain	(0.88)	(0.42)	—	(0.00)[4]	(0.48)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.10)	(0.65)	(0.21)	(0.19)	(0.58)
Net asset value, end of period	$13.43	$13.77	$12.51	$11.18	$11.52
Total Return[5]
Based on net asset value	5.51%	15.33%	13.85%	(1.32)%	20.96%[6]
Ratios to Average Net Assets[7]
Total expenses	0.74%[8,9]	0.80%[8,9]	0.89%[8,9]	1.22%[8,9]	24.07%[10]
Total expenses after fees waived and/or reimbursed	0.71%[8,9]	0.75%[8,9]	0.75%[8,9]	0.72%[8,9]	0.71%[10]
Net investment income	1.55%[8,9]	1.78%[8,9]	1.98%[8,9]	2.13%[8,9]	1.88%[10]
Supplemental Data
Net assets, end of period (000)	$22,004	$22,266	$12,853	$2,033	$23
Portfolio turnover rate of the 2035 Master Portfolio	54%[11]	39%[11]	4%[12]	21%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2035 Fund’s share of its corresponding 2035 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.10% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2035 Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2035 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2035 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

131

Financial Highlights (continued)

LifePath 2035 Fund (continued)

	Investor A
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.77	$12.51	$11.17	$11.51	$10.00
Net investment income[2]	0.19	0.21	0.20	0.20	0.10
Net realized and unrealized gain (loss)	0.52	1.67	1.32	(0.37)	1.98
Net increase (decrease) from investment operations	0.71	1.88	1.52	(0.17)	2.08
Distributions from:[3]
Net investment income	(0.19)	(0.20)	(0.18)	(0.17)	(0.09)
Net realized gain	(0.88)	(0.42)	—	(0.00)[4]	(0.48)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.07)	(0.62)	(0.18)	(0.17)	(0.57)
Net asset value, end of period	$13.41	$13.77	$12.51	$11.17	$11.51
Total Return[5]
Based on net asset value	5.17%	15.08%	13.63%	(1.55)%	20.74%[6]
Ratios to Average Net Assets[7]
Total expenses	0.99%[8,9]	1.05%[8,9]	1.14%[8,9]	1.48%[8,9]	22.59%[10]
Total expenses after fees waived and/or reimbursed	0.96%[8,9]	1.00%[8,9]	1.00%[8,9]	0.97%[8,9]	0.96%[10]
Net investment income	1.33%[8,9]	1.55%[8,9]	1.63%[8,9]	1.77%[8,9]	1.71%[10]
Supplemental Data
Net assets, end of period (000)	$31,048	$21,423	$9,966	$4,121	$27
Portfolio turnover rate of the 2035 Master Portfolio	54%[11]	39%[11]	4%[12]	21%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2035 Fund’s share of its corresponding 2035 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2035 Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2035 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2035 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

132

Financial Highlights (continued)

LifePath 2035 Fund (continued)

	Investor C
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.69	$12.45	$11.14	$11.49	$10.00
Net investment income[2]	0.08	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss)	0.53	1.66	1.30	(0.35)	1.98
Net increase (decrease) from investment operations	0.61	1.77	1.41	(0.26)	2.03
Distributions from:[3]
Net investment income	(0.10)	(0.11)	(0.10)	(0.09)	(0.06)
Net realized gain	(0.88)	(0.42)	—	(0.00)[4]	(0.48)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(0.98)	(0.53)	(0.10)	(0.09)	(0.54)
Net asset value, end of period	$13.32	$13.69	$12.45	$11.14	$11.49
Total Return[5]
Based on net asset value	4.43%	14.22%	12.70%	(2.28)%	20.30%[6]
Ratios to Average Net Assets[7]
Total expenses	1.74%[8,9]	1.81%[8,9]	1.89%[8,9]	2.24%[8,9]	25.11%[10]
Total expenses after fees waived and/or reimbursed	1.71%[8,9]	1.75%[8,9]	1.75%[8,9]	1.72%[8,9]	1.70%[10]
Net investment income	0.58%[8,9]	0.81%[8,9]	0.92%[8,9]	0.80%[8,9]	0.89%[10]
Supplemental Data
Net assets, end of period (000)	$1,816	$1,028	$533	$190	$30
Portfolio turnover rate of the 2035 Master Portfolio	54%[11]	39%[11]	4%[12]	21%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2035 Fund’s share of its corresponding 2035 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.09% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2035 Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2035 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2035 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

133

Financial Highlights (continued)

LifePath 2035 Fund (concluded)

	Class R
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.78	$12.52	$11.19	$11.52	$10.00
Net investment income[2]	0.14	0.17	0.21	0.15	0.08
Net realized and unrealized gain (loss)	0.54	1.67	1.28	(0.36)	1.99
Net increase (decrease) from investment operations	0.68	1.84	1.49	(0.21)	2.07
Distributions from:[3]
Net investment income	(0.14)	(0.16)	(0.16)	(0.12)	(0.07)
Net realized gain	(0.88)	(0.42)	—	(0.00)[4]	(0.48)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.02)	(0.58)	(0.16)	(0.12)	(0.55)
Net asset value, end of period	$13.44	$13.78	$12.52	$11.19	$11.52
Total Return[5]
Based on net asset value	4.96%	14.74%	13.37%	(1.85)%	20.67%[6]
Ratios to Average Net Assets[7]
Total expenses	1.24%[8,9]	1.30%[8,9]	1.38%[8,9]	1.72%[8,9]	24.60%[10]
Total expenses after fees waived and/or reimbursed	1.21%[8,9]	1.25%[8,9]	1.25%[8,9]	1.21%[8,9]	1.22%[10]
Net investment income	1.03%[8,9]	1.25%[8,9]	1.71%[8,9]	1.31%[8,9]	1.39%[10]
Supplemental Data
Net assets, end of period (000)	$579	$474	$359	$22	$23
Portfolio turnover rate of the 2035 Master Portfolio	54%[11]	39%[11]	4%[12]	21%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2035 Fund’s share of its corresponding 2035 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.55% and 1.19% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2035 Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2035 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2035 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

134

Financial Highlights (continued)

LifePath 2040 Fund

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$20.06	$18.62	$16.98	$17.78	$16.04
Net investment income[1]	0.31	0.35	0.35	0.31	0.28
Net realized and unrealized gain (loss)	0.79	2.77	2.14	(0.73)	1.73
Net increase (decrease) from investment operations	1.10	3.12	2.49	(0.42)	2.01
Distributions from:[2]
Net investment income	(0.32)	(0.34)	(0.36)	(0.30)	(0.27)
Net realized gain	(2.47)	(1.34)	(0.49)	(0.08)	—
Total distributions	(2.79)	(1.68)	(0.85)	(0.38)	(0.27)
Net asset value, end of year	$18.37	$20.06	$18.62	$16.98	$17.78
Total Return[3]
Based on net asset value	5.48%	16.92%	14.73%	(2.38)%	12.71%
Ratios to Average Net Assets[4]
Total expenses	0.69%[5,6]	0.69%[5,6]	0.71%[5,6]	0.71%[5,6]	1.06%
Total expenses after fees waived	0.69%[5,6]	0.68%[5,6]	0.71%[5,6]	0.70%[5,6]	0.69%
Net investment income	1.51%[5,6]	1.75%[5,6]	1.91%[5,6]	1.73%[5,6]	1.75%
Supplemental Data
Net assets, end of year (000)	$434,049	$615,699	$536,902	$528,655	$556,626
Portfolio turnover rate of the 2040 Master Portfolio	42%[7]	26%[7]	4%[8]	8%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2040 Fund’s share of its corresponding 2040 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2040 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2040 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2040 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

135

Financial Highlights (continued)

LifePath 2040 Fund (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.98	$17.69	$16.18	$16.97	$15.33
Net investment income[1]	0.25	0.28	0.30	0.25	0.23
Net realized and unrealized gain (loss)	0.75	2.64	2.02	(0.70)	1.65
Net increase (decrease) from investment operations	1.00	2.92	2.32	(0.45)	1.88
Distributions from:[2]
Net investment income	(0.29)	(0.29)	(0.32)	(0.26)	(0.24)
Net realized gain	(2.47)	(1.34)	(0.49)	(0.08)	—
Total distributions	(2.76)	(1.63)	(0.81)	(0.34)	(0.24)
Net asset value, end of year	$17.22	$18.98	$17.69	$16.18	$16.97
Total Return[3]
Based on net asset value	5.23%	16.70%	14.41%	(2.65)%	12.40%
Ratios to Average Net Assets[4]
Total expenses	0.94%[5,6]	0.94%[5,6]	0.96%[5,6]	0.96%[5,6]	1.31%
Total expenses after fees waived	0.94%[5,6]	0.93%[5,6]	0.96%[5,6]	0.95%[5,6]	0.94%
Net investment income	1.30%[5,6]	1.48%[5,6]	1.69%[5,6]	1.50%[5,6]	1.50%
Supplemental Data
Net assets, end of year (000)	$264,312	$262,573	$247,317	$233,427	$224,164
Portfolio turnover rate of the 2040 Master Portfolio	42%[7]	26%[7]	4%[8]	8%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]

Includes the LifePath 2040 Fund’s share of its corresponding 2040 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated fees waived of 0.40%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2040 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2040 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2040 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

136

Financial Highlights (continued)

LifePath 2040 Fund (continued)

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$19.89	$18.49	$16.92	$17.77	$16.89
Net investment income[2]	0.11	0.17	0.21	0.13	0.12
Net realized and unrealized gain (loss)	0.79	2.73	2.08	(0.73)	0.90
Net increase (decrease) from investment operations	0.90	2.90	2.29	(0.60)	1.02
Distributions from:[3]
Net investment income	(0.13)	(0.16)	(0.23)	(0.17)	(0.14)
Net realized gain	(2.47)	(1.34)	(0.49)	(0.08)	—
Total distributions	(2.60)	(1.50)	(0.72)	(0.25)	(0.14)
Net asset value, end of period	$18.19	$19.89	$18.49	$16.92	$17.77
Total Return[4]
Based on net asset value	4.49%	15.80%	13.59%	(3.39)%	6.15%[5]
Ratios to Average Net Assets[6]
Total expenses	1.69%[7,8]	1.69%[7,8]	1.71%[7,8]	1.72%[7,8]	2.06%[9]
Total expenses after fees waived	1.69%[7,8]	1.69%[7,8]	1.71%[7,8]	1.71%[7,8]	1.69%[9]
Net investment income	0.55%[7,8]	0.85%[7,8]	1.12%[7,8]	0.72%[7,8]	1.11%[9]
Supplemental Data
Net assets, end of period (000)	$2,277	$1,944	$1,185	$98	$21
Portfolio turnover rate of the 2040 Master Portfolio	42%[10]	26%[10]	4%[11]	8%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2040 Fund’s share of its corresponding 2040 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated fees waived of 0.41%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2040 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2040 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2040 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

137

Financial Highlights (continued)

LifePath 2040 Fund (concluded)

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$19.98	$18.54	$16.93	$17.74	$16.89
Net investment income[2]	0.20	0.22	0.34	0.23	0.34
Net realized and unrealized gain (loss)	0.80	2.78	2.05	(0.74)	0.73
Net increase (decrease) from investment operations	1.00	3.00	2.39	(0.51)	1.07
Distributions from:[3]
Net investment income	(0.22)	(0.22)	(0.29)	(0.22)	(0.22)
Net realized gain	(2.47)	(1.34)	(0.49)	(0.08)	—
Total distributions	(2.69)	(1.56)	(0.78)	(0.30)	(0.22)
Net asset value, end of period	$18.29	$19.98	$18.54	$16.93	$17.74
Total Return[4]
Based on net asset value	4.96%	16.33%	14.19%	(2.88)%	6.47%[5]
Ratios to Average Net Assets[6]
Total expenses	1.19%[7,8]	1.19%[7,8]	1.21%[7,8]	1.22%[7,8]	1.55%[9]
Total expenses after fees waived	1.19%[7,8]	1.18%[7,8]	1.21%[7,8]	1.22%[7,8]	1.19%[9]
Net investment income	1.01%[7,8]	1.12%[7,8]	1.83%[7,8]	1.35%[7,8]	3.13%[9]
Supplemental Data
Net assets, end of period (000)	$1,162	$1,438	$1,917	$460	$126
Portfolio turnover rate of the 2040 Master Portfolio	42%[10]	26%[10]	4%[11]	8%[11]	4%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2040 Fund’s share of its corresponding 2040 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.37% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2040 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2040 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2040 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

138

Financial Highlights (continued)

LifePath 2045 Fund

	Institutional
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.39	$12.74	$11.24	$11.70	$10.00
Net investment income[2]	0.23	0.27	0.25	0.23	0.10
Net realized and unrealized gain (loss)	0.58	2.07	1.47	(0.51)	2.30
Net increase (decrease) from investment operations	0.81	2.34	1.72	(0.28)	2.40
Distributions from:[3]
Net investment income	(0.23)	(0.25)	(0.22)	(0.18)	(0.10)
Net realized gain	(0.92)	(0.44)	—	—	(0.60)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.15)	(0.69)	(0.22)	(0.18)	(0.70)
Net asset value, end of period	$14.05	$14.39	$12.74	$11.24	$11.70
Total Return[5]
Based on net asset value	5.66%	18.49%	15.34%	(2.46)%	24.01%[6]
Ratios to Average Net Assets[7]
Total expenses	0.75%[8,9]	0.85%[8,9]	1.06%[8,9]	2.00%[8,9]	23.73%[10]
Total expenses after fees waived and/or reimbursed	0.69%[8,9]	0.74%[8,9]	0.75%[8,9]	0.70%[8,9]	0.68%[10]
Net investment income	1.57%[8,9]	1.94%[8,9]	2.04%[8,9]	2.02%[8,9]	1.81%[10]
Supplemental Data
Net assets, end of period (000)	$15,678	$12,832	$7,066	$1,646	$23
Portfolio turnover rate of the 2045 Master Portfolio	54%[11]	38%[11]	4%[12]	35%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than ($0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2045 Fund’s share of its corresponding 2045 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.83% and 2.51% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2045 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2045 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2045 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

139

Financial Highlights (continued)

LifePath 2045 Fund (continued)

	Investor A
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.39	$12.75	$11.25	$11.70	$10.00
Net investment income[2]	0.20	0.25	0.21	0.19	0.09
Net realized and unrealized gain (loss)	0.57	2.05	1.47	(0.49)	2.29
Net increase (decrease) from investment operations	0.77	2.30	1.68	(0.30)	2.38
Distributions from:[3]
Net investment income	(0.20)	(0.22)	(0.18)	(0.15)	(0.08)
Net realized gain	(0.92)	(0.44)	—	(0.00)[4]	(0.60)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.12)	(0.66)	(0.18)	(0.15)	(0.68)
Net asset value, end of period	$14.04	$14.39	$12.75	$11.25	$11.70
Total Return[5]
Based on net asset value	5.37%	18.17%	15.03%	(2.61)%	23.86%[6]
Ratios to Average Net Assets[7]
Total expenses	1.00%[8,9]	1.10%[8,9]	1.31%[8,9]	2.20%[8,9]	24.00%[10]
Total expenses after fees waived and/or reimbursed	0.94%[8,9]	0.99%[8,9]	0.99%[8,9]	0.95%[8,9]	0.93%[10]
Net investment income	1.35%[8,9]	1.77%[8,9]	1.75%[8,9]	1.65%[8,9]	1.56%[10]
Supplemental Data
Net assets, end of period (000)	$16,814	$11,044	$3,512	$1,228	$23
Portfolio turnover rate of the 2045 Master Portfolio	54%[11]	38%[11]	4%[12]	35%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than ($0.005) per share.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2045 Fund’s share of its corresponding 2045 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.83% and 2.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2045 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2045 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2045 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

140

Financial Highlights (continued)

LifePath 2045 Fund (continued)

	Investor C
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.26	$12.65	$11.18	$11.67	$10.00
Net investment income[2]	0.09	0.13	0.13	0.11	0.05
Net realized and unrealized gain (loss)	0.57	2.05	1.45	(0.50)	2.28
Net increase (decrease) from investment operations	0.66	2.18	1.58	(0.39)	2.33
Distributions from:[3]
Net investment income	(0.10)	(0.13)	(0.11)	(0.10)	(0.06)
Net realized gain	(0.92)	(0.44)	—	(0.00)[4]	(0.60)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.02)	(0.57)	(0.11)	(0.10)	(0.66)
Net asset value, end of period	$13.90	$14.26	$12.65	$11.18	$11.67
Total Return[5]
Based on net asset value	4.63%	17.31%	14.15%	(3.37)%	23.33%[6]
Ratios to Average Net Assets[7]
Total expenses	1.75%[8,9]	1.85%[8,9]	2.04%[8,9]	2.99%[8,9]	24.78%[10]
Total expenses after fees waived and/or reimbursed	1.69%[8,9]	1.74%[8,9]	1.75%[8,9]	1.70%[8,9]	1.69%[10]
Net investment income	0.61%[8,9]	0.97%[8,9]	1.07%[8,9]	0.94%[8,9]	0.81%[10]
Supplemental Data
Net assets, end of period (000)	$1,549	$935	$463	$95	$23
Portfolio turnover rate of the 2045 Master Portfolio	54%[11]	38%[11]	4%[12]	35%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than ($0.005) per share.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2045 Fund’s share of its corresponding 2045 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.81% and 2.41% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2045 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2045 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2045 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

141

Financial Highlights (continued)

LifePath 2045 Fund (concluded)

	Class R
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.38	$12.73	$11.24	$11.69	$10.00
Net investment income[2]	0.15	0.19	0.23	0.14	0.07
Net realized and unrealized gain (loss)	0.58	2.08	1.42	(0.48)	2.30
Net increase (decrease) from investment operations	0.73	2.27	1.65	(0.34)	2.37
Distributions from:[3]
Net investment income	(0.15)	(0.18)	(0.16)	(0.11)	(0.08)
Net realized gain	(0.92)	(0.44)	—	(0.00)[4]	(0.60)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.07)	(0.62)	(0.16)	(0.11)	(0.68)
Net asset value, end of period	$14.04	$14.38	$12.73	$11.24	$11.69
Total Return[5]
Based on net asset value	5.08%	17.91%	14.77%	(2.93)%	23.68%[6]
Ratios to Average Net Assets[7]
Total expenses	1.25%[8,9]	1.35%[8,9]	1.55%[8,9]	2.57%[8,9]	24.26%[10]
Total expenses after fees waived and/or reimbursed	1.19%[8,9]	1.24%[8,9]	1.25%[8,9]	1.19%[8,9]	1.19%[10]
Net investment income	1.04%[8,9]	1.36%[8,9]	1.84%[8,9]	1.17%[8,9]	1.31%[10]
Supplemental Data
Net assets, end of period (000)	$520	$560	$423	$22	$23
Portfolio turnover rate of the 2045 Master Portfolio	54%[11]	38%[11]	4%[12]	35%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than ($0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2045 Fund’s share of its corresponding 2045 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated fees waived of 0.49%, 0.52%, 0.82% and 2.71% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2045 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2045 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2045 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

142

Financial Highlights (continued)

LifePath 2050 Fund

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.37	$19.18	$17.16	$18.58	$16.81
Net investment income[1]	0.33	0.41	0.37	0.31	0.31
Net realized and unrealized gain (loss)	0.89	3.36	2.37	(0.99)	1.91
Net increase (decrease) from investment operations	1.22	3.77	2.74	(0.68)	2.22
Distributions from:[2]
Net investment income	(0.34)	(0.39)	(0.37)	(0.29)	(0.28)
Net realized gain	(2.66)	(1.19)	(0.35)	(0.45)	(0.17)
Total distributions	(3.00)	(1.58)	(0.72)	(0.74)	(0.45)
Net asset value, end of year	$19.59	$21.37	$19.18	$17.16	$18.58
Total Return[3]
Based on net asset value	5.73%	19.82%	16.05%	(3.78)%	13.43%
Ratios to Average Net Assets[4]
Total expenses	0.68%[5,6]	0.71%[5,6]	0.72%[5,6]	0.71%[5,6]	1.09%
Total expenses after fees waived	0.67%[5,6]	0.70%[5,6]	0.71%[5,6]	0.68%[5,6]	0.67%
Net investment income	1.51%[5,6]	1.97%[5,6]	1.99%[5,6]	1.69%[5,6]	1.83%
Supplemental Data
Net assets, end of year (000)	$108,741	$166,385	$106,813	$70,555	$50,613
Portfolio turnover rate of the 2050 Master Portfolio	48%[7]	28%[7]	5%[8]	13%[8]	5%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2050 Fund’s share of its corresponding 2050 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39%, and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2050 Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the year ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2050 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2050 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

143

Financial Highlights (continued)

LifePath 2050 Fund (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.35	$19.17	$17.15	$18.58	$16.82
Net investment income[1]	0.28	0.35	0.33	0.26	0.28
Net realized and unrealized gain (loss)	0.89	3.36	2.36	(0.99)	1.90
Net increase (decrease) from investment operations	1.17	3.71	2.69	(0.73)	2.18
Distributions from:[2]
Net investment income	(0.30)	(0.34)	(0.32)	(0.25)	(0.25)
Net realized gain	(2.66)	(1.19)	(0.35)	(0.45)	(0.17)
Total distributions	(2.96)	(1.53)	(0.67)	(0.70)	(0.42)
Net asset value, end of year	$19.56	$21.35	$19.17	$17.15	$18.58
Total Return[3]
Based on net asset value	5.47%	19.48%	15.80%	(4.06)%	13.14%
Ratios to Average Net Assets[4]
Total expenses	0.93%[5,6]	0.96%[5,6]	0.97%[5,6]	0.96%[5,6]	1.34%
Total expenses after fees waived	0.92%[5,6]	0.95%[5,6]	0.96%[5,6]	0.94%[5,6]	0.92%
Net investment income	1.30%[5,6]	1.67%[5,6]	1.77%[5,6]	1.44%[5,6]	1.67%
Supplemental Data
Net assets, end of year (000)	$70,442	$62,891	$46,189	$32,617	$18,809
Portfolio turnover rate of the 2050 Master Portfolio	48%[7]	28%[7]	5%[8]	13%[8]	5%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]

Includes the LifePath 2050 Fund’s share of its corresponding 2050 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated fees waived of 0.42%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2050 Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2050 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2050 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

144

Financial Highlights (continued)

LifePath 2050 Fund (continued)

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.23	$19.10	$17.10	$18.57	$17.75
Net investment income[2]	0.12	0.24	0.17	0.12	0.12
Net realized and unrealized gain (loss)	0.87	3.30	2.37	(0.99)	1.02
Net increase (decrease) from investment operations	0.99	3.54	2.54	(0.87)	1.14
Distributions from:[3]
Net investment income	(0.13)	(0.22)	(0.19)	(0.15)	(0.15)
Net realized gain	(2.66)	(1.19)	(0.35)	(0.45)	(0.17)
Total distributions	(2.79)	(1.41)	(0.54)	(0.60)	(0.32)
Net asset value, end of period	$19.43	$21.23	$19.10	$17.10	$18.57
Total Return[4]
Based on net asset value	4.67%	18.60%	14.93%	(4.76)%	6.55%[5]
Ratios to Average Net Assets[6]
Total expenses	1.69%[7,8]	1.72%[7,8]	1.72%[7,8]	1.71%[7,8]	2.07%[9]
Total expenses after fees waived	1.68%[7,8]	1.71%[7,8]	1.70%[7,8]	1.69%[7,8]	1.64%[9]
Net investment income	0.55%[7,8]	1.14%[7,8]	0.91%[7,8]	0.63%[7,8]	1.04%[9]
Supplemental Data
Net assets, end of period (000)	$605	$553	$118	$39	$21
Portfolio turnover rate of the 2050 Master Portfolio	48%[10]	28%[10]	5%[11]	13%[11]	5%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2050 Fund’s share of its corresponding 2050 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated fees waived of 0.42%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2050 Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2050 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2050 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

145

Financial Highlights (continued)

LifePath 2050 Fund (concluded)

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.31	$19.14	$17.13	$18.56	$17.75
Net investment income[2]	0.22	0.30	0.37	0.22	0.22
Net realized and unrealized gain (loss)	0.89	3.35	2.29	(1.00)	0.97
Net increase (decrease) from investment operations	1.11	3.65	2.66	(0.78)	1.19
Distributions from:[3]
Net investment income	(0.23)	(0.29)	(0.30)	(0.20)	(0.21)
Net realized gain	(2.66)	(1.19)	(0.35)	(0.45)	(0.17)
Total distributions	(2.89)	(1.48)	(0.65)	(0.65)	(0.38)
Net asset value, end of period	$19.53	$21.31	$19.14	$17.13	$18.56
Total Return[4]
Based on net asset value	5.21%	19.19%	15.59%	(4.29)%	6.87%[5]
Ratios to Average Net Assets[6]
Total expenses	1.18%[7,8]	1.21%[7,8]	1.22%[7,8]	1.21%[7,8]	1.57%[9]
Total expenses after fees waived	1.17%[7,8]	1.20%[7,8]	1.20%[7,8]	1.19%[7,8]	1.16%[9]
Net investment income	1.01%[7,8]	1.42%[7,8]	1.98%[7,8]	1.18%[7,8]	1.99%[9]
Supplemental Data
Net assets, end of period (000)	$1,091	$1,126	$796	$53	$40
Portfolio turnover rate of the 2050 Master Portfolio	48%[10]	28%[10]	5%[11]	13%[11]	5%[11]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2050 Fund’s share of its corresponding 2050 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated fees waived of 0.40%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2050 Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2050 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2050 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

146

Financial Highlights (continued)

LifePath 2055 Fund

	Institutional
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.64	$12.74	$11.13	$11.85	$10.00
Net investment income[2]	0.23	0.30	0.27	0.23	0.10
Net realized and unrealized gain (loss)	0.63	2.36	1.56	(0.70)	2.45
Net increase (decrease) from investment operations	0.86	2.66	1.83	(0.47)	2.55
Distributions from:[3]
Net investment income	(0.23)	(0.26)	(0.21)	(0.16)	(0.09)
Net realized gain	(0.94)	(0.50)	(0.01)	(0.09)	(0.61)
Total distributions	(1.17)	(0.76)	(0.22)	(0.25)	(0.70)
Net asset value, end of period	$14.33	$14.64	$12.74	$11.13	$11.85
Total Return[4]
Based on net asset value	5.90%	20.99%	16.46%	(4.02)%	25.58%[5]
Ratios to Average Net Assets[6]
Total expenses	0.82%[7,8]	1.05%[7,8]	2.00%[7,8]	9.82%[7,8]	23.56%[9]
Total expenses after fees waived and/or reimbursed	0.67%[7,8]	0.74%[7,8]	0.75%[7,8]	0.69%[7,8]	0.66%[9]
Net investment income	1.54%[7,8]	2.11%[7,8]	2.17%[7,8]	1.94%[7,8]	1.78%[9]
Supplemental Data
Net assets, end of period (000)	$6,773	$4,546	$1,981	$164	$24
Portfolio turnover rate of the 2055 Master Portfolio	48%[10]	67%[10]	7%[11]	51%[11]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2055 Fund’s share of its corresponding 2055 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated fees waived of 0.66%, 0.83%, 2.22% and 15.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2055 Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2055 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2055 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

147

Financial Highlights (continued)

LifePath 2055 Fund (continued)

	Investor A
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.62	$12.73	$11.13	$11.85	$10.00
Net investment income[2]	0.20	0.28	0.23	0.16	0.09
Net realized and unrealized gain (loss)	0.62	2.34	1.56	(0.67)	2.46
Net increase (decrease) from investment operations	0.82	2.62	1.79	(0.51)	2.55
Distributions from:[3]
Net investment income	(0.20)	(0.23)	(0.18)	(0.12)	(0.09)
Net realized gain	(0.94)	(0.50)	(0.01)	(0.09)	(0.61)
Total distributions	(1.14)	(0.73)	(0.19)	(0.21)	(0.70)
Net asset value, end of period	$14.30	$14.62	$12.73	$11.13	$11.85
Total Return[4]
Based on net asset value	5.60%	20.71%	16.09%	(4.35)%	25.50%[5]
Ratios to Average Net Assets[6]
Total expenses	1.08%[7,8]	1.30%[7,8]	2.29%[7,8]	8.94%[7,8]	23.83%[9]
Total expenses after fees waived and/or reimbursed	0.92%[7,8]	0.99%[7,8]	1.00%[7,8]	0.94%[7,8]	0.91%[9]
Net investment income	1.32%[7,8]	1.98%[7,8]	1.88%[7,8]	1.43%[7,8]	1.53%[9]
Supplemental Data
Net assets, end of period (000)	$5,543	$3,951	$1,043	$163	$24
Portfolio turnover rate of the 2055 Master Portfolio	48%[10]	67%[10]	7%[11]	51%[11]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2055 Fund’s share of its corresponding 2055 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated fees waived of 0.66%, 0.82%, 2.28% and 12.56% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2055 Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2055 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2055 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

148

Financial Highlights (continued)

LifePath 2055 Fund (continued)

	Investor C
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$12.64	$11.06	$11.82	$10.00
Net investment income[2]	0.08	0.15	0.13	0.10	0.04
Net realized and unrealized gain (loss)	0.62	2.35	1.56	(0.69)	2.45
Net increase (decrease) from investment operations	0.70	2.50	1.69	(0.59)	2.49
Distributions from:[3]
Net investment income	(0.09)	(0.13)	(0.10)	(0.08)	(0.06)
Net realized gain	(0.94)	(0.50)	(0.01)	(0.09)	(0.61)
Total distributions	(1.03)	(0.63)	(0.11)	(0.17)	(0.67)
Net asset value, end of period	$14.18	$14.51	$12.64	$11.06	$11.82
Total Return[4]
Based on net asset value	4.85%	19.81%	15.27%	(5.01)%	24.98%[5]
Ratios to Average Net Assets[6]
Total expenses	1.83%[7,8]	2.06%[7,8]	3.12%[7,8]	11.00%[7,8]	24.62%[9]
Total expenses after fees waived and/or reimbursed	1.67%[7,8]	1.75%[7,8]	1.75%[7,8]	1.69%[7,8]	1.67%[9]
Net investment income	0.56%[7,8]	1.07%[7,8]	1.05%[7,8]	0.88%[7,8]	0.78%[9]
Supplemental Data
Net assets, end of period (000)	$528	$313	$231	$109	$24
Portfolio turnover rate of the 2055 Master Portfolio	48%[10]	67%[10]	7%[11]	51%[11]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2055 Fund’s share of its corresponding 2055 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated fees waived of 0.66%, 0.83%, 2.42% and 14.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2055 Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2055 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2055 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

149

Financial Highlights (concluded)

LifePath 2055 Fund (concluded)

	Class R
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.62	$12.72	$11.12	$11.84	$10.00
Net investment income[2]	0.15	0.22	0.19	0.13	0.07
Net realized and unrealized gain (loss)	0.63	2.37	1.56	(0.66)	2.46
Net increase (decrease) from investment operations	0.78	2.59	1.75	(0.53)	2.53
Distributions from:[3]
Net investment income	(0.14)	(0.19)	(0.14)	(0.10)	(0.08)
Net realized gain	(0.94)	(0.50)	(0.01)	(0.09)	(0.61)
Total distributions	(1.08)	(0.69)	(0.15)	(0.19)	(0.69)
Net asset value, end of period	$14.32	$14.62	$12.72	$11.12	$11.84
Total Return[4]
Based on net asset value	5.37%	20.44%	15.75%	(4.54)%	25.33%[5]
Ratios to Average Net Assets[6]
Total expenses	1.32%[7,8]	1.56%[7,8]	2.75%[7,8]	10.53%[7,8]	24.09%[9]
Total expenses after fees waived and/or reimbursed	1.17%[7,8]	1.25%[7,8]	1.25%[7,8]	1.18%[7,8]	1.16%[9]
Net investment income	0.98%[7,8]	1.58%[7,8]	1.53%[7,8]	1.14%[7,8]	1.29%[9]
Supplemental Data
Net assets, end of period (000)	$118	$106	$59	$22	$24
Portfolio turnover rate of the 2055 Master Portfolio	48%[10]	67%[10]	7%[11]	51%[11]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2055 Fund’s share of its corresponding 2055 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated fees waived of 0.65%, 0.84%, 2.60% and 16.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2055 Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2055 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2055 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in a LifePath Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and

■	Log into your account.

Delivery of Shareholder Documents

The LifePath Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the LifePath Funds at (800) 441-7762.

Certain LifePath Fund Policies

Anti-Money Laundering Requirements

The LifePath Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.

The LifePath Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Funds to verify their identity. The LifePath Funds also reserve the right to redeem any amounts in a LifePath Fund from persons whose identity it is unable to verify on a timely basis. It is the LifePath Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic

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personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about a LifePath Fund, including how it invests, please see the SAI.

For a discussion of a LifePath Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Disclaimers

The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and the iShares North American Natural Resources ETF (the “iShares S&P Funds”) are not sponsored, endorsed, sold or promoted by SPDJI. SPDJI makes no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor’s Indexes to track general stock market performance. SPDJI’s only relationship to the iShares Trust (as used in these Disclaimers, the “Trust”), BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of SPDJI and of the Standard & Poor’s Indexes, which are determined, composed and calculated by SPDJI without regard to the Trust, BTC, BFA or its affiliates or the iShares S&P Funds. SPDJI has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor’s Indexes. SPDJI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. SPDJI has no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance the iShares S&P Funds will accurately track the performance of the Standard & Poor’s Indexes or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Standard & Poor’s Indexes is not a recommendation by SPDJI to buy, sell or hold such security, nor is it considered to be investment advice.

SPDJI DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

SPDJI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE iSHARES S&P FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAS ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE SPDJI INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI, BTC AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF SPDJI.

The iShares Russell Mid-Cap ETF and the iShares Russell 2000 ETF (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell indexes to track general stock market performance. Russell’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Russell and of the Russell indexes, which are determined, composed, and calculated by Russell without regard to the Trust, BTC, BFA or its affiliates or the iShares Russell Funds. Russell has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell indexes. Russell is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell does not guarantee the accuracy or the completeness of the Russell indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein.

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Russell makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell indexes or any data included therein. Russell makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers REIT ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers REIT ETF particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or its affiliates or the iShares Cohen & Steers REIT ETF. Cohen & Steers has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares Cohen & Steers REIT ETF into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers REIT ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers REIT ETF are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers REIT ETF. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein.

Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers REIT ETF or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by JPMorgan Chase & Co. (“J.P. Morgan”). J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Trust, BTC, BFA or its affiliates or the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions, or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI Global Core Index or any data included therein.

J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Markit Indices Limited (“Markit”). Markit makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond ETF particularly or the ability of the Markit

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iBoxx USD Liquid High Yield Index to track the general stock market performance. Markit’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Markit iBoxx USD Liquid High Yield Index which is determined, composed and calculated by Markit without regard to the Trust, BTC, BFA or its affiliates or the iShares iBoxx $ High Yield Corporate Bond ETF. Markit has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF into consideration in determining, composing or calculating the Markit iBoxx USD Liquid High Yield Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond ETF are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond ETF. Markit does not guarantee the accuracy or the completeness of the Markit iBoxx USD Liquid High Yield Index or any data included therein and Markit shall have no liability for any errors, omissions, or interruptions therein. Markit makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any other person or entity from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Markit iBoxx USD Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange Group companies, Euronext N.V., EPRA or NAREIT (together, the “Licensor Parties”). None of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

“FTSE®” is a trademark of the London Stock Exchange Group companies, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of the European Public Real Estate Association and each is used by FTSE under license.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares International Developed Real Estate ETF or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares Core MSCI Total International Stock ETF, iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A

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LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, THE OWNERS OF THE iSHARES MSCI INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed, sold or promoted by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in shares of the Barclays Capital Funds. Barclays has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Barclays Indexes. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays does not guarantee the accuracy or the completeness of the Barclays Indexes or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

155

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the LifePath Funds, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a LifePath Fund invests a portion of its assets.

Administration Fee — a fee paid to the administrator for providing administrative services to a LifePath Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a LifePath Fund.

Barclays U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Distribution Fees — fees used to support a LifePath Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.

LifePath Custom Benchmark — a customized weighted index comprised of different indexes which are representative of the asset classes in which a LifePath Fund invests according to their weightings as of the most recent quarter end.

Management Fee — a fee paid to BFA for managing a Master Portfolio.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Russell 1000® Index — measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index.

Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a LifePath Fund.

156

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For More Information

LifePath Funds and Service Providers

THE LIFEPATH FUNDS

BlackRock Funds III

BlackRock LifePath® Retirement Fund

BlackRock LifePath® 2020 Fund

BlackRock LifePath® 2025 Fund

BlackRock LifePath® 2030 Fund

BlackRock LifePath® 2035 Fund

BlackRock LifePath® 2040 Fund

BlackRock LifePath® 2045 Fund

BlackRock LifePath® 2050 Fund

BlackRock LifePath® 2055 Fund

400 Howard Street

San Francisco, California 94105

(800) 441-7762

MANAGER

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1700

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

100 Summer Street

Boston, Massachusetts 02110

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

100 Summer Street

Boston, Massachusetts 02110

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the LifePath Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the LifePath Fund’s investments. The annual report describes the LifePath Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Fund investment strategies that significantly affected the LifePath Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated April 30, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each LifePath Fund, may be obtained free of charge, along with each LifePath Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Questions

If you have any questions about the LifePath Funds, please call: (800) 441-7762 (toll-free) 8:00 a.m. to 6:00 p.m. (Eastern time) on any business day.

World Wide Web

General LifePath Fund information and specific LifePath Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds III

P.O. Box 9819

Providence, Rhode Island 02940

Overnight Mail

BlackRock Funds III

4400 Computer Drive

Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the LifePath Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a LifePath Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332

PRO-LP-0415

APRIL 30, 2015

PROSPECTUS

BlackRock Funds III  |  Class K Shares

➢	BlackRock LifePath® Retirement Fund

Class K: LPSAX

➢	BlackRock LifePath® 2020 Fund

Class K: LPSCX

➢	BlackRock LifePath® 2025 Fund

Class K: LPBKX

➢	BlackRock LifePath® 2030 Fund

Class K: LPSDX

➢	BlackRock LifePath® 2035 Fund

Class K: LPJKX

➢	BlackRock LifePath® 2040 Fund

Class K: LPSFX

➢	BlackRock LifePath® 2045 Fund

Class K: LPHKX

➢	BlackRock LifePath® 2050 Fund

Class K: LPSGX

➢	BlackRock LifePath® 2055 Fund

Class K: LPVKX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

LifePath Fund Overview	Key facts and details about the LifePath funds, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock LifePath® Retirement Fund	3
	Key Facts About BlackRock LifePath® 2020 Fund	9
	Key Facts About BlackRock LifePath® 2025 Fund	16
	Key Facts About BlackRock LifePath® 2030 Fund	23
	Key Facts About BlackRock LifePath® 2035 Fund	30
	Key Facts About BlackRock LifePath® 2040 Fund	37
	Key Facts About BlackRock LifePath® 2045 Fund	44
	Key Facts About BlackRock LifePath® 2050 Fund	51
	Key Facts About BlackRock LifePath® 2055 Fund	58

Details About the LifePath Funds	Information about how LifePath Funds invest, including investment time horizons, principal strategies and risk factors
	Investment Time Horizons	65
	Which LifePath Fund to Consider	66
	A Further Discussion of the Principal Investment Strategies	66
	Information About the Underlying Funds	67
	A Further Discussion of Risk Factors	76

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distributions and other payments
	Details About the Share Class	85
	How to Buy, Sell and Transfer Shares	85
	LifePath Funds’ Rights	89
	Short-Term Trading Policy	89
	Master/Feeder and Fund of Funds Structures	90

Management of the LifePath Funds	Information about BlackRock Fund Advisors and the Portfolio Managers
	Investment Adviser	91
	Portfolio Managers	92
	Administrative Services	92
	Conflicts of Interest	92
	Valuation of LifePath Fund Investments	93
	Dividends, Distributions and Taxes	94

Financial Highlights	Financial Performance of the LifePath Funds	96

General Information	Shareholder Documents	105
	Certain LifePath Fund Policies	105
	Statement of Additional Information	106
	Disclaimers	106

Glossary	Glossary of Investment Terms	110

For More Information	LifePath Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

LifePath Fund Overview

Key Facts About BlackRock LifePath® Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Retirement Fund (“LifePath Retirement Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Fund will be broadly diversified across global asset classes.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath Retirement Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Administration Fees	0.15%
Independent Expenses[3]	0.01%
Acquired Fund Fees and Expenses[1,4,5]	0.28%
Total Annual Fund Operating Expenses[5]	0.79%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath Retirement Fund and its share of the allocated expenses of LifePath® Retirement Master Portfolio (the “Retirement Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests. Management fees are paid by the Retirement Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the Retirement Master Portfolio, has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath Retirement Fund, from each investment company in which the Retirement Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath Retirement Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath Retirement Fund and the Retirement Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Fund and the Retirement Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath Retirement Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath Retirement Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath Retirement Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath Retirement Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath Retirement Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$221	$406	$940

3

Portfolio Turnover:

The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath Retirement Fund’s performance. During the most recent fiscal year, the Retirement Master Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath Retirement Fund invests all of its assets in the Retirement Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath Retirement Fund and to determine the LifePath Retirement Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. In pursuit of its investment objective, LifePath Retirement Fund will be broadly diversified across global asset classes. As of March 31, 2015, LifePath Retirement Fund held approximately 40% of its assets in Underlying Funds that invest primarily in equity securities, 60% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Fund’s risk profile.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath Retirement Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the LifePath Fund or your investment may not perform as well as other similar investments. An investment in the LifePath Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the LifePath Fund. LifePath Retirement Fund invests all of its assets in the Retirement Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath Retirement Fund in the description of risks below may include the Underlying Funds in which the Retirement Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

4

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

5

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

6

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath Retirement Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath Retirement Fund. The bar chart shows the returns for Class K Shares of LifePath Retirement Fund for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. Class K Shares (formerly Class S Shares) commenced operations on May 30, 2008. The performance information for the periods prior to May 30, 2008 shows the performance of Institutional Shares of LifePath Retirement Fund adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total returns table compares the performance of LifePath Retirement Fund to that of the Barclays U.S. Aggregate Bond Index and the LifePath Retirement Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath Retirement Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath Retirement Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath Retirement Fund changed its target asset allocation to target higher levels of equity exposure. Performance for the periods shown prior to November 28, 2014 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by the LifePath Retirement Fund, the performance information of the LifePath Retirement Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath Retirement Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath Retirement Fund expenses during these periods, LifePath Retirement Fund’s returns would have been lower. Updated information on LifePath Retirement Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath Retirement Fund

As of 12/31

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During the ten-year period shown in the bar chart, the highest return for a quarter was 9.84% (quarter ended September 30, 2009) and the lowest return for a quarter was –7.85% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 1.89%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Retirement Fund — Class K Shares
Return Before Taxes	5.24%	6.96%	5.36%
Return After Taxes on Distributions	2.02%	5.15%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	5.09%	3.91%
LifePath Retirement Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.16%	7.12%	5.58%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The Retirement Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the Retirement Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2020 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2020 Fund (“LifePath 2020 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2020 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Administration Fees	0.15%
Independent Expenses[3]	0.01%
Acquired Fund Fees and Expenses[1,4,5]	0.30%
Total Annual Fund Operating Expenses[5]	0.81%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2020 Fund and its share of the allocated expenses of LifePath® 2020 Master Portfolio (the “2020 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests. Management fees are paid by the 2020 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2020 Master Portfolio, has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2020 Fund, from each investment company in which the 2020 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2020 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Fund and the 2020 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Fund and the 2020 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2020 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2020 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2020 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2020 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2020 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$225	$415	$962

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Portfolio Turnover:

The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2020 Fund’s performance. During the most recent fiscal year, the 2020 Master Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2020 Fund invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2020 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. LifePath 2020 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2020 Fund and to determine the LifePath 2020 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2020 Fund held approximately 53% of its assets in Underlying Funds that invest primarily in equity securities, 47% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2020 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2020 Fund. LifePath 2020 Fund invests all of its assets in the 2020 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2020 Fund in the description of risks below may include the Underlying Funds in which the 2020 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater

11

risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

13

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2020 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2020 Fund. The bar chart shows the returns for Class K Shares of LifePath 2020 Fund for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. Class K Shares (formerly Class S Shares) commenced operations on May 30, 2008. The performance information for the periods prior to May 30, 2008 shows the performance of Institutional Shares of LifePath 2020 Fund adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total returns table compares the performance of LifePath 2020 Fund to that of the Russell 1000 Index and the LifePath 2020 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2020 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2020 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2020 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2020 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2020 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2020 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2020 Fund, the performance information of the LifePath 2020 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2020 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2020 Fund expenses during these periods, LifePath 2020 Fund’s returns would have been lower. Updated information on LifePath 2020 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2020 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.99% (quarter ended June 30, 2009) and the lowest return for a quarter was –14.10% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 2.03%.

14

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2020 Fund — Class K Shares
Return Before Taxes	5.35%	7.91%	5.36%
Return After Taxes on Distributions	1.82%	6.11%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	4.80%	5.87%	4.07%
LifePath 2020 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.46%	8.21%	5.71%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2020 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2020 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2025 Fund (“LifePath 2025 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2025 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Administration Fees	0.15%
Independent Expenses[3]	0.08%
Acquired Fund Fees and Expenses[1,4,5]	0.31%
Total Annual Fund Operating Expenses[5]	0.89%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2025 Fund and its share of the allocated expenses of LifePath® 2025 Master Portfolio (the “2025 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2025 Master Portfolio invests. Management fees are paid by the 2025 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2025 Master Portfolio, has contractually agreed to waive its management fee at the 2025 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2025 Fund, from each investment company in which the 2025 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2025 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2025 Fund and the 2025 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2025 Fund and the 2025 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2025 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2025 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2025 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2025 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2025 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$228	$419	$973

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Portfolio Turnover:

The 2025 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2025 Fund’s performance. During the most recent fiscal year, the 2025 Master Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2025 Fund invests all of its assets in the 2025 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2025 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2025. LifePath 2025 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2025 Fund and to determine the LifePath 2025 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2025 Fund held approximately 62% of its assets in Underlying Funds that invest primarily in equity securities, 38% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2025 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2025 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2025 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2025 Fund. LifePath 2025 Fund invests all of its assets in the 2025 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2025 Fund in the description of risks below may include the Underlying Funds in which the 2025 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater

18

risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

19

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

20

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2025 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2025 Fund. The bar chart shows the returns for Class K Shares of LifePath 2025 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2025 Fund to that of the Russell 1000 Index and the LifePath 2025 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2025 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2025 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2025 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2025 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2025 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2025 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2025 Fund, the performance information of the LifePath 2025 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2025 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2025 Fund expenses during these periods, LifePath 2025 Fund’s returns would have been lower. Updated information on LifePath 2025 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2025 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.09% (quarter ended March 31, 2012) and the lowest return for a quarter was –10.46% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.19%.

21

As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2025 Fund — Class K Shares
Return Before Taxes	5.51%	10.51%
Return After Taxes on Distributions	3.22%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.32%	8.09%
LifePath 2025 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.67%	10.52%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2025 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2025 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2030 Fund (“LifePath 2030 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2030 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Administration Fees	0.15%
Independent Expenses[3]	0.01%
Acquired Fund Fees and Expenses[1,4,5]	0.32%
Total Annual Fund Operating Expenses[5]	0.83%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2030 Fund and its share of the allocated expenses of LifePath® 2030 Master Portfolio (the “2030 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests. Management fees are paid by the 2030 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2030 Master Portfolio, has contractually agreed to waive its management fee at the 2030 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2030 Fund, from each investment company in which the 2030 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2030 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Fund and the 2030 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Fund and the 2030 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2030 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2030 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2030 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2030 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2030 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$230	$424	$984

23

Portfolio Turnover:

The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2030 Fund’s performance. During the most recent fiscal year, the 2030 Master Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2030 Fund invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2030 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. LifePath 2030 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2030 Fund and to determine the LifePath 2030 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2030 Fund held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

24

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2030 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2030 Fund. LifePath 2030 Fund invests all of its assets in the 2030 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2030 Fund in the description of risks below may include the Underlying Funds in which the 2030 Master Portfolio invests, as applicable.

■

Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

■

Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

25

will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

26

■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

■

Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

27

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

■

U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2030 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2030 Fund. The bar chart shows the returns for Class K Shares of LifePath 2030 Fund for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. Class K Shares (formerly Class S Shares) commenced operations on May 30, 2008. The performance information for the periods prior to May 30, 2008 shows the performance of Institutional Shares of LifePath 2030 Fund adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total returns table compares the performance of LifePath 2030 Fund to that of the Russell 1000 Index and the LifePath 2030 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2030 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2030 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2030 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2030 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2030 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2030 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2030 Fund, the performance information of the LifePath 2030 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2030 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2030 Fund expenses during these periods, LifePath 2030 Fund’s returns would have been lower. Updated information on LifePath 2030 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2030 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.83% (quarter ended June 30, 2009) and the lowest return for a quarter was –17.85% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 2.28%.

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As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2030 Fund — Class K Shares
Return Before Taxes	5.66%	8.91%	5.51%
Return After Taxes on Distributions	1.68%	7.06%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	5.34%	6.71%	4.23%
LifePath 2030 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.83%	9.30%	5.95%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2030 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2030 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2035 Fund (“LifePath 2035 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2035 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Administration Fees	0.15%
Independent Expenses[3]	0.09%
Acquired Fund Fees and Expenses[1,4,5]	0.32%
Total Annual Fund Operating Expenses[5]	0.91%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2035 Fund and its share of the allocated expenses of LifePath® 2035 Master Portfolio (the “2035 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2035 Master Portfolio invests. Management fees are paid by the 2035 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2035 Master Portfolio, has contractually agreed to waive its management fee at the 2035 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2035 Fund, from each investment company in which the 2035 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2035 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2035 Fund and the 2035 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2035 Fund and the 2035 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2035 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2035 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2035 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2035 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2035 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$230	$424	$984

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Portfolio Turnover:

The 2035 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2035 Fund’s performance. During the most recent fiscal year, the 2035 Master Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2035 Fund invests all of its assets in the 2035 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2035 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. LifePath 2035 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2035 Fund and to determine the LifePath 2035 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2035 Fund held approximately 84% of its assets in Underlying Funds that invest primarily in equity securities, 16% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2035 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2035 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2035 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2035 Fund. LifePath 2035 Fund invests all of its assets in the 2035 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2035 Fund in the description of risks below may include the Underlying Funds in which the 2035 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

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will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

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The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2035 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2035 Fund. The bar chart shows the returns for Class K Shares of LifePath 2035 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2035 Fund to that of the Russell 1000 Index and the LifePath 2035 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2035 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2035 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2035 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2035 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2035 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2035 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2035 Fund, the performance information of the LifePath 2035 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2035 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2035 Fund expenses during these periods, LifePath 2035 Fund’s returns would have been lower. Updated information on LifePath 2035 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2035 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 9.97% (quarter ended March 31, 2012) and the lowest return for a quarter was –13.17% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.44%.

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As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2035 Fund — Class K Shares
Return Before Taxes	5.73%	12.31%
Return After Taxes on Distributions	3.47%	10.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	9.59%
LifePath 2035 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	5.97%	12.02%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2035 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2035 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2040 Fund (“LifePath 2040 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2040 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Administration Fees	0.15%
Independent Expenses[3]	0.01%
Acquired Fund Fees and Expenses[1,4,5]	0.33%
Total Annual Fund Operating Expenses[5]	0.84%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2040 Fund and its share of the allocated expenses of LifePath® 2040 Master Portfolio (the “2040 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests. Management fees are paid by the 2040 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2040 Master Portfolio, has contractually agreed to waive its management fee at the 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2040 Fund, from each investment company in which 2040 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2040 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Fund and the 2040 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Fund and the 2040 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2040 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2040 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2040 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2040 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2040 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$232	$428	$995

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Portfolio Turnover:

The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2040 Fund’s performance. During the most recent fiscal year, the 2040 Master Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2040 Fund invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2040 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. LifePath 2040 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2040 Fund and to determine the LifePath 2040 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2040 Fund held approximately 94% of its assets in Underlying Funds that invest primarily in equity securities, 6% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2040 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2040 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2040 Fund. LifePath 2040 Fund invests all of its assets in the 2040 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2040 Fund in the description of risks below may include the Underlying Funds in which the 2040 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

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will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

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The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2040 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2040 Fund. The bar chart shows the returns for Class K Shares of LifePath 2040 Fund for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. Class K Shares (formerly Class S Shares) commenced operations on May 30, 2008. The performance information for the periods prior to May 30, 2008 shows the performance of Institutional Shares of LifePath 2030 Fund adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total returns table compares the performance of LifePath 2040 Fund to that of the Russell 1000 Index and the LifePath 2040 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2040 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2040 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2040 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2040 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2040 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2040 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2040 Fund, the performance information of the LifePath 2040 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2040 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2040 Fund expenses during these periods, LifePath 2040 Fund’s returns would have been lower. Updated information on LifePath 2040 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2040 Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.11% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.70% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2015 was 2.53%.

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As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath 2040 Fund — Class K Shares
Return Before Taxes	5.85%	9.68%	5.54%
Return After Taxes on Distributions	1.82%	7.90%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	7.39%	4.38%
LifePath 2040 Fund Custom Benchmark
(Reflects no deduction for fees, expenses or taxes)	6.10%	10.13%	6.07%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2040 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2040 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2045 Fund (“LifePath 2045 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2045 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Administration Fees	0.15%
Independent Expenses[3]	0.15%
Acquired Fund Fees and Expenses[1,4,5]	0.33%
Total Annual Fund Operating Expenses[5]	0.98%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.48)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2045 Fund and its share of the allocated expenses of LifePath® 2045 Master Portfolio (the “2045 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2045 Master Portfolio invests. Management fees are paid by the 2045 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2045 Master Portfolio, has contractually agreed to waive its management fee at the 2045 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2045 Fund, from each investment company in which 2045 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2045 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2045 Fund and the 2045 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2045 Fund and the 2045 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2045 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2045 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2045 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2045 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2045 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$232	$428	$995

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Portfolio Turnover:

The 2045 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2045 Fund’s performance. During the most recent fiscal year, the 2045 Master Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2045 Fund invests all of its assets in the 2045 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2045 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. LifePath 2045 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2045 Fund and to determine the LifePath 2045 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2045 Fund held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 2% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2045 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2045 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2045 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2045 Fund. LifePath 2045 Fund invests all of its assets in the 2045 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2045 Fund in the description of risks below may include the Underlying Funds in which the 2045 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

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will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

■

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2045 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2045 Fund. The bar chart shows the returns for Class K Shares of LifePath 2045 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2045 Fund to that of the Russell 1000 Index and the LifePath 2045 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2045 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2045 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2045 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2045 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2045 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2045 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2045 Fund, the performance information of the LifePath 2045 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2045 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2045 Fund expenses during these periods, LifePath 2045 Fund’s returns would have been lower. Updated information on LifePath 2045 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2045 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 11.41% (quarter ended March 31, 2012) and the lowest return for a quarter was –15.73% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.54%.

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As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2045 Fund — Class K Shares
Return Before Taxes	5.80%	13.56%
Return After Taxes on Distributions	3.66%	12.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.65%	10.64%
LifePath 2045 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.28%	13.28%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2045 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2045 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2050 Fund (“LifePath 2050 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2050 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.17%
Administration Fees	0.15%
Independent Expenses[3]	0.02%
Acquired Fund Fees and Expenses[1,4,5]	0.34%
Total Annual Fund Operating Expenses[5]	0.86%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2050 Fund and its share of the allocated expenses of LifePath® 2050 Master Portfolio (the “2050 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests. Management fees are paid by the 2050 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2050 Master Portfolio, has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2050 Fund, from each investment company in which the 2050 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2050 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2050 Fund and the 2050 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Fund and the 2050 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2050 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2050 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2050 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2050 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2050 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$234	$433	$1,006

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Portfolio Turnover:

The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2050 Fund’s performance. During the most recent fiscal year, the 2050 Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2050 Fund invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2050 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. LifePath 2050 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2050 Fund and to determine the LifePath 2050 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2050 Fund held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2050 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2050 Fund. LifePath 2050 Fund invests all of its assets in the 2050 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2050 Fund in the description of risks below may include the Underlying Funds in which the 2050 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

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will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2050 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2050 Fund. The bar chart shows the returns for Class K Shares of LifePath 2050 Fund for its six complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2050 Fund to that of the Russell 1000 Index and the LifePath 2050 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2050 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2050 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2050 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2050 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, the LifePath 2050 Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath 2050 Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the LifePath 2050 Fund, the performance information of the LifePath 2050 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2050 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2050 Fund expenses during these periods, LifePath 2050 Fund’s returns would have been lower. Updated information on LifePath 2050 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2050 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 21.13% (quarter ended June 30, 2009) and the lowest return for a quarter was –16.75% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.62%.

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As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 30, 2008)
LifePath 2050 Fund — Class K Shares
Return Before Taxes	6.12%	10.30%	5.89%
Return After Taxes on Distributions	2.10%	8.56%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	7.98%	4.39%
LifePath 2050 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.45%	10.86%	6.61%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	10.07%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2050 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2050 Master Portfolio Since	Title
Alan Mason	2009	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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LifePath Fund Overview

Key Facts About BlackRock LifePath® 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2055 Fund (“LifePath 2055 Fund” or the “LifePath Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Fees and Expenses of the LifePath Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2055 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1,2]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.55%
Administration Fees	0.15%
Independent Expenses[3]	0.40%
Acquired Fund Fees and Expenses[1,4,5]	0.34%
Total Annual Fund Operating Expenses[5]	1.24%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.50%
[1]

The fees and expenses shown in the table above and the example that follows include the expenses of Class K Shares of LifePath 2055 Fund and its share of the allocated expenses of LifePath® 2055 Master Portfolio (the “2055 Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2055 Master Portfolio invests. Management fees are paid by the 2055 Master Portfolio.

[2]

BlackRock Fund Advisors (“BFA”), the investment adviser for the 2055 Master Portfolio, has contractually agreed to waive its management fee at the 2055 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for LifePath 2055 Fund, from each investment company in which the 2055 Master Portfolio invests through April 30, 2016. This waiver may not be terminated prior to May 1, 2016 without the consent of the Board of Trustees of MIP.

[3]

Independent Expenses consist of LifePath 2055 Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2055 Fund and the 2055 Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2055 Fund and the 2055 Master Portfolio, as applicable, for Independent Expenses through April 30, 2025. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2025 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

[4]	Acquired Fund Fees and Expenses reflect LifePath 2055 Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in LifePath 2055 Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2055 Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2055 Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2055 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$51	$234	$433	$1,006

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Portfolio Turnover:

The 2055 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2055 Fund’s performance. During the most recent fiscal year, the 2055 Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the LifePath Fund

LifePath 2055 Fund invests all of its assets in the 2055 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

LifePath 2055 Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. LifePath 2055 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2055 Fund and to determine the LifePath 2055 Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. As of March 31, 2015, LifePath 2055 Fund held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 2% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the LifePath Fund approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, the LifePath Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the LifePath Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation among asset classes as the LifePath Fund approaches its target date — for the LifePath Funds of the Trust:

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The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of the LifePath Fund, and determine whether any changes are required to enable the LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in the LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of the LifePath Fund, reallocations of LifePath Fund composition to reflect the investors’ decreasing investment time horizon and other factors. In general, such adjustments will be limited. However, BFA may determine that a greater degree of variation is warranted to protect the LifePath Fund or achieve its investment objective.

BFA’s second step in the structuring of the LifePath Fund is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the LifePath Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the LifePath Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the LifePath Fund to meet its investment objective. See the “Details About the LifePath Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify the LifePath Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds) or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in the LifePath Fund

Risk is inherent in all investing. The value of your investment in LifePath 2055 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2055 Fund or your investment may not perform as well as other similar investments. An investment in LifePath 2055 Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in LifePath 2055 Fund. LifePath 2055 Fund invests all of its assets in the 2055 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2055 Fund in the description of risks below may include the Underlying Funds in which the 2055 Master Portfolio invests, as applicable.

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Allocation Risk — The LifePath Fund’s ability to achieve its investment goal depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities

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will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields.

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Derivatives Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Fund’s taxable income or gains and distributions.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. These risks include:

■

The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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■	Changes in foreign currency exchange rates can affect the value of the LifePath Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other funds that use different investment styles.

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Investments in Mutual Funds and Exchange Traded Funds Risk — The LifePath Fund will invest substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in exchange traded funds (“ETFs”). The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

■

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

■

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund name; this will depend on the amount of money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

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U.S. Government Obligations Risk — Certain securities in which the LifePath Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath 2055 Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath 2055 Fund. The bar chart shows the returns for Class K Shares of LifePath 2055 Fund for its four complete calendar years of operations. The average annual total returns table compares the performance of LifePath 2055 Fund to that of the Russell 1000 Index and the LifePath 2055 Fund Custom Benchmark, a customized weighted index comprised of the Barclays U.S. Aggregate Bond Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index, Russell 2000 Index and Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index), which are representative of the asset classes in which LifePath 2055 Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath 2055 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The returns of the LifePath 2055 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when it is adjusted to reflect the LifePath Fund’s asset allocation strategy but rather reflects the LifePath 2055 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. To the extent that dividends and distributions have been paid by the LifePath 2055 Fund, the performance information of the LifePath 2055 Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath 2055 Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath 2055 Fund expenses during these periods, LifePath 2055 Fund’s returns would have been lower. Updated information on LifePath 2055 Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

LifePath 2055 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 12.56% (quarter ended March 31, 2012) and the lowest return for a quarter was –17.18% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2015 was 2.60%.

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As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (June 30, 2010)
LifePath 2055 Fund — Class K Shares
Return Before Taxes	6.26%	14.37%
Return After Taxes on Distributions	4.10%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.96%	11.32%
LifePath 2055 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	6.59%	14.14%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	13.24%	19.24%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The 2055 Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the 2055 Master Portfolio Since	Title
Alan Mason	2010	Managing Director of BlackRock, Inc.
Amy Whitelaw	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of LifePath Fund Shares

Class K Shares of the LifePath Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million. You may purchase or redeem shares of the LifePath Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the LifePath Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the LifePath Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the LifePath Fund through a broker-dealer or other financial intermediary, the LifePath Fund and BlackRock Investments, LLC, the LifePath Fund’s distributor, or its affiliates may pay the intermediary for the sale of LifePath Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the LifePath Funds

This prospectus includes information about BlackRock LifePath® Retirement Fund (“LifePath Retirement Fund”), BlackRock LifePath® 2020 Fund (“LifePath 2020 Fund”), BlackRock LifePath® 2025 Fund (“LifePath 2025 Fund”), BlackRock LifePath® 2030 Fund (“LifePath 2030 Fund”), BlackRock LifePath® 2035 Fund (“LifePath 2035 Fund”), BlackRock LifePath® 2040 Fund (“LifePath 2040 Fund”), BlackRock LifePath® 2045 Fund (“LifePath 2045 Fund”), BlackRock LifePath® 2050 Fund (“LifePath 2050 Fund”) and BlackRock LifePath® 2055 Fund (“LifePath 2055 Fund”) (each, a “LifePath Fund” and collectively, the “LifePath Funds”), each a series of BlackRock Funds III (the “Trust”), including how to buy and sell shares, management information, shareholder features and your rights as a shareholder.

Investment Time Horizons

Each LifePath Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Fund investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Fund investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Fund has its own time horizon, as described in the applicable “LifePath Fund Overview” section in this prospectus, which affects the targeted risk level of that LifePath Fund and, in turn, its asset allocation.

The allocations for LifePath Retirement Fund reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Retirement Fund is designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, LifePath Retirement Fund seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of LifePath Retirement Fund will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.

The investment objective of each LifePath Fund is as follows. The investment objective of each LifePath Fund may be changed by the Trust’s Board of Trustees without shareholder approval.

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LifePath Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Fund will be broadly diversified across global asset classes.

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Each of LifePath 2020 Fund, LifePath 2025 Fund, LifePath 2030 Fund, LifePath 2035 Fund, LifePath 2040 Fund, LifePath 2045 Fund, LifePath 2050 Fund and LifePath 2055 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each LifePath Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

You should carefully consider the asset allocation and risks of each LifePath Fund before deciding whether to invest.

The LifePath Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of Master Investment Portfolio (“MIP”), a mutual fund that has a substantially identical investment objective and strategies as the applicable LifePath Fund. LifePath Retirement Fund invests all of its assets in LifePath® Retirement Master Portfolio (the “Retirement Master Portfolio”). LifePath 2020 Fund invests all of its assets in LifePath® 2020 Master Portfolio (the “2020 Master Portfolio”). LifePath 2025 Fund invests all of its assets in LifePath® 2025 Master Portfolio (the “2025 Master Portfolio”). LifePath 2030 Fund invests all of its assets in LifePath® 2030 Master Portfolio (the “2030 Master Portfolio”). LifePath 2035 Fund invests all of its assets in LifePath® 2035 Master Portfolio (the “2035 Master Portfolio”). LifePath 2040 Fund invests all of its assets in LifePath® 2040 Master Portfolio (the “2040 Master Portfolio”). LifePath 2045 Fund invests all of its assets in LifePath® 2045 Master Portfolio (the “2045 Master

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Portfolio”). LifePath 2050 Fund invests all of its assets in LifePath® 2050 Master Portfolio (the “2050 Master Portfolio”). LifePath 2055 Fund invests all of its assets in LifePath® 2055 Master Portfolio (the “2055 Master Portfolio”). To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for LifePath Retirement Fund, which is already in its most conservative phase. BlackRock Fund Advisors (“BFA”) is the investment adviser to the Master Portfolios. For simplicity, this prospectus uses the name of the LifePath Fund or the term “LifePath Fund” to include the applicable Master Portfolio in which a LifePath Fund invests. A description of the relationship of the LifePath Funds to their respective Master Portfolios appears below under the heading “Account Information — Master/Feeder and Fund of Funds Structures.”

Which LifePath Fund to Consider

The first step in choosing which LifePath Fund to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Funds is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Fund that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Fund target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 65. If you are 45 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2035, as in this example, you may conclude that LifePath 2035 Fund is the most appropriate LifePath Fund for you.

The investment mix of the LifePath Funds gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Funds increasingly conservative.

In making your investment decision, you should keep in mind:

■	The LifePath Funds’ investment strategies derive from the risk tolerance of average investors with a particular time horizon.

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The LifePath Funds’ time horizons are based on the year in their name, except for LifePath Retirement Fund, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Fund with a shorter time horizon. The final choice is yours.

A Further Discussion of the Principal Investment Strategies

Each LifePath Fund invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Master Portfolios with shorter time horizons have lower expected returns than the Master Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Funds’ combined Statement of Additional Information (“SAI”).

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Fund’s assets will continue to be allocated to Underlying Funds that are equity and bond funds.

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In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. The Underlying Funds may include funds that seek exposure to commodities (including commodity indexes), however, a LifePath Fund’s exposure to commodities will be limited to 5% of the LifePath Fund’s total assets at the time of the investment. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments and derivatives, which are subject to additional risks, as described in the “Details About the LifePath Funds — A Further Discussion of Risk Factors” section of this prospectus. The investment model adjusts each LifePath Fund’s risk level by gradually making it more conservative as the year in the LifePath Fund’s name approaches, except for LifePath Retirement Fund, which is already in its most conservative phase.

Each LifePath Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and exchange traded funds that are not advised by BFA or its affiliates (collectively, “BlackRock”), which are designed to provide commodity exposure without direct investment by such LifePath Fund in physical commodities or commodities futures contracts (“commodity funds”).

When a LifePath Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Fund. Such LifePath Fund and LifePath Retirement Fund may then continue to operate as separate funds or, subject to approval by the Trust’s Board of Trustees, they may be merged into a single fund.

Information About the Underlying Funds

Five of the Underlying Funds — Active Stock Master Portfolio, Bond Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Russell 1000 Index Master Portfolio — are diversified portfolios of MIP. Each Master Portfolio may also invest in ACWI ex-U.S. Index Master Portfolio, a non-diversified portfolio of MIP.

Five of the Underlying Funds — BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc., CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series — are managed by BlackRock Advisors, LLC (“BAL”), an affiliate of BFA and administrator for the LifePath Funds.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) and an ETF that is not advised by BlackRock, are ETFs that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may, in its discretion, add, eliminate or replace Underlying Funds at any time without notice to shareholders.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market

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capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

ACWI ex-U.S. Index Master Portfolio

ACWI ex-U.S. Index Master Portfolio seeks to match the performance of the MSCI All Country World ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of ACWI ex-U.S. Index Master Portfolio expenses. ACWI ex-U.S. Index Master Portfolio will be substantially invested in securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index. ACWI ex-U.S. Index Master Portfolio will not attempt to buy or sell securities based on BFA’s economic, financial or market analysis, but will instead employ a “passive” investment approach.

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments. Under normal circumstances, BlackRock Cash Funds: Institutional expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

BlackRock Commodity Strategies Fund

BlackRock Commodity Strategies Fund seeks total return. BlackRock Commodity Strategies Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, BlackRock Commodity Strategies Fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. BlackRock Commodity Strategies Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

BlackRock Emerging Markets Fund, Inc.

BlackRock Emerging Markets Fund, Inc. seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.

Bond Index Master Portfolio

Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). Securities are selected for investment by Bond Index Master Portfolio in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising Bond Index Master Portfolio’s benchmark index. Bond Index Master Portfolio is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under

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normal circumstances, at least 90% of the value of Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for Bond Index Master Portfolio, are considered bonds.

CoreAlpha Bond Master Portfolio

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BAL invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BAL’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

International Tilts Master Portfolio

International Tilts Master Portfolio seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Index (the “MSCI EAFE Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Master Small Cap Index Series

Master Small Cap Index Series seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses. Master Small Cap Index Series employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller capitalization stocks. Master Small Cap Index Series may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and derivative instruments linked to the Russell 2000. Instead, Master Small Cap Index Series may invest in a statistically selected sample of the stocks included in the Russell 2000. Master Small Cap Index Series will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole. Master Small Cap Index Series may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Russell 1000 Index Master Portfolio

Russell 1000 Index Master Portfolio seeks to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. Russell 1000 Index Master Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. Russell 1000 Index Master Portfolio will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Russell 1000 Index Master Portfolio will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. It may also engage in futures transactions. At times, Russell 1000 Index Master Portfolio may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, Russell 1000 Index Master Portfolio may choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole. Russell 1000 Index

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Master Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Russell 1000 Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.

Underlying iShares Funds

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares Core S&P 500 ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2014, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares National AMT-Free Muni Bond ETF seeks to track the investment results of an index composed of investment- grade U.S. municipal bonds. The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond Index™ (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2013, there were 9,778 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares North American Natural Resources ETF seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (the “Underlying Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Underlying Index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, materials, metals and mining and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell Mid-Cap ETF seeks to track the investment results of an index composed of mid-capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $3 billion and $23 billion, although this range may change from time to time. As of March 31, 2014, the Underlying Index represented approximately 31% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.

iShares Russell 2000 ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2014, the Underlying Index represented approximately 8% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include financials, producer durables companies and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Cohen & Steers REIT ETF seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”). The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected REITs. The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs

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are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares International Developed Real Estate ETF seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets. The fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2014, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2014, the Underlying Index had a total market capitalization of approximately $438.6 billion. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada ETF seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization Canadian equities. The fund seeks to track the investment results of the MSCI Canada Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization, as calculated by the index provider, represents the bottom 14% of the Canadian securities market. Components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE ETF seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCl”) as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2014, consisted of the following 21 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE Index. As of June 30, 2014, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of the securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the .85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2014, the Underlying Index consisted of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares MSCI Emerging Markets Small-Cap ETF seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. As of June 30, 2014, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Components primarily include consumer discretionary, financials, information technology, materials and real estate companies. The components of the Underlying Index and the degree to which these components represent certain industries may change over time.

iShares 1-3 Year Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 1,107 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 85 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2013, there were 95 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2013, there were 20 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 10-20 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2013, there were 15 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying

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Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 20+ Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2013, there were 25 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core U.S. Aggregate Bond ETF seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2013, there were 8,727 issues in the Underlying Index. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Core U.S. Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds. The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 5,656 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 6,608 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar- denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar- denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 3,899 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar- denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 4,759 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares MBS ETF seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/ or guaranteed by U.S. Government agencies. The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year. The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2013, there were 65 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares TIPS Bond ETF seeks to track the investment results of an index composed of inflation-protected U.S. Treasury, bonds. The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TlPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares J.P. Morgan USD Emerging Markets Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

iShares iBoxx $ High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2013, the Underlying Index included approximately 887 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

iShares® S&P GSCI™ Commodity-Indexed Trust seeks investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCl™ Total Return Index (the “Underlying Index”). The Underlying Index is intended to reflect the performance of a diversified group of commodities.

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Other Underlying Fund

PowerShares DB Commodity Index Tracking Fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™ (the “Underlying Index”), over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the fund. The fund’s shares are designed for investors who want a cost-effective and convenient way to invest in a diversified index of commodity futures.

* * *

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2015. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund.

Underlying Funds

(as of March 31, 2015)

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2025 Fund	LifePath 2030 Fund	LifePath 2035 Fund
CAPITAL GROWTH
MIP — Active Stock Master Portfolio	9.38%	16.33%	20.29%	23.06%	25.05%
MIP — Russell 1000 Index Master Portfolio	11.68%	10.90%	12.65%	14.97%	18.40%
MIP — International TILTS Master Portfolio	7.66%	10.81%	13.58%	15.45%	18.02%
Master SmallCap Index Series	3.84%	3.51%	3.07%	2.69%	2.32%
BlackRock Commodity Strategies Fund	3.31%	3.32%	3.22%	3.43%	3.23%
BlackRock Emerging Markets Fund	2.13%	2.99%	3.38%	4.14%	4.46%
iShares Cohen & Steers REIT ETF	0.29%	1.59%	2.75%	4.11%	5.00%
iShares International Developed Real Estate ETF	0.14%	1.36%	2.34%	3.48%	4.24%
iShares MSCI Canada ETF	0.66%	0.91%	1.10%	1.32%	1.49%
iShares MSCI EAFE Small Cap ETF	1.05%	1.48%	1.68%	2.13%	2.22%
CAPITAL GROWTH AND INCOME
MIP — CoreAlpha Bond Master Portfolio	50.32%	40.11%	31.62%	22.59%	14.67%
iShares TIPS Bond ETF	9.20%	6.49%	4.13%	2.44%	0.68%
INCOME
BlackRock Cash Funds: Institutional	0.34%	0.20%	0.19%	0.19%	0.22%

		LifePath 2040 Fund	LifePath 2045 Fund	LifePath 2050 Fund	LifePath 2055 Fund
CAPITAL GROWTH
MIP — Active Stock Master Portfolio		26.52%	27.96%	29.97%	31.83%
MIP — Russell 1000 Index Master Portfolio		20.12%	20.21%	18.21%	16.23%
MIP — International TILTS Master Portfolio		19.44%	20.85%	20.90%	21.10%
Master SmallCap Index Series		2.33%	2.32%	2.44%	2.43%
BlackRock Commodity Strategies Fund		3.56%	3.54%	3.58%	3.49%
BlackRock Emerging Markets Fund		5.21%	5.35%	5.50%	5.45%
iShares Cohen & Steers REIT ETF		6.43%	6.92%	7.16%	7.09%
iShares International Developed Real Estate ETF		5.45%	5.90%	6.06%	6.04%
iShares MSCI Canada ETF		1.64%	1.78%	1.74%	1.84%
iShares MSCI EAFE Small Cap ETF		2.66%	2.68%	2.78%	2.72%
CAPITAL GROWTH AND INCOME
MIP — CoreAlpha Bond Master Portfolio		6.43%	2.37%	1.43%	1.48%
iShares TIPS Bond ETF		0.00%	0.00%	0.00%	0.00%
INCOME
BlackRock Cash Funds: Institutional		0.21%	0.12%	0.23%	0.30%

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Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

Standard & Poor’s®”, “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, “S&P North American Natural Resources Sector Index™” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc. and the “S&P National AMT-Free Municipal Bond IndexTM” (together with “S&P North American Natural Resources Sector Index™”, the “Standard & Poor’s Indexes”) is a product of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., its affiliates and/or its third party licensors (collectively, “SPDJI”), and have been licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BFA. The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and iShares North American Natural Resources ETF that are based on Standard & Poor’s Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), the London Stock Exchange Group companies, Euronext N.V., the European Public Real Estate Association (“EPRA”), EPRA or the National Real Estate Investment Trusts Association (“NAREIT”) (together the “FTSE Licensor Parties”), and the FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index,” “Barclays U.S. 1-3 Year Treasury Bond Index,” “Barclays U.S. 3-7 Year Treasury Bond Index,” “Barclays U.S. 7-10 Year Treasury Bond Index,” “Barclays U.S. 10-20 Year Treasury Bond Index,” “Barclays U.S. 20+ Year Treasury Bond Index,” “Barclays U.S. Aggregate Bond Index,” “Barclays U.S. Credit Bond Index,” “Barclays U.S. Government/Credit Bond Index,” “Barclays U.S. Intermediate Credit Bond Index,” “Barclays U.S. Intermediate Government/Credit Bond Index,” “Barclays U.S. MBS Index,” “Barclays U.S. Short Treasury Bond Index,” and the “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “Barclays Indexes”) are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond Market ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”) or its affiliates (collectively, “Barclays”), and Barclays makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays. BFA does not and will not have a role in maintaining the Barclays Indexes.

“MSCI ACWI ex USA IMI,” “MSCI Canada IndexSM,” “MSCI Canada Small Cap Index,” “MSCI EAFE® Index,” “MSCI Emerging Markets IndexSM” and “MSCI Emerging Markets Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” (collectively, the “MSCI Indexes”) is a trademark of MSCI Inc. (“MSCI”), and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Russell,”, “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of Russell Investment Group and have been licensed for use for certain purposes by BTC.

“J.P. Morgan” and “J.P. Morgan EMBISM Global Core Index” are trademarks of JPMorgan Chase & Co. and have been licensed for use for certain purposes by BTC.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively, and have been licensed for use for certain purposes by BTC.

A Further Discussion of Risk Factors

This section contains a description of the general risks of investing in the LifePath Funds. The “Investment Objectives and Policies” section in the SAI also includes more information about the LifePath Funds, their investments and the related risks. There can be no guarantee that a LifePath Fund will meet its objective or that a LifePath Fund’s performance will be positive for any period of time. An investment in a LifePath Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each LifePath Fund invests all of its assets in the applicable Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to a LifePath Fund in the description of risks below may include the Underlying Funds in which the Master Portfolio invests, as applicable.

Principal Risks of Investing in the LifePath Funds

Allocation Risk — The LifePath Fund’s ability to achieve its investment goals depends upon BFA’s skill in determining the LifePath Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds’ performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Fund. If an Underlying Fund were to change its investment objective or policies, the LifePath Fund might be forced to withdraw its investment from the Underlying Fund at a disadvantageous time and price.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The LifePath Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Fund’s investments will not affect interest income derived from instruments already owned by the LifePath Fund, but will be reflected in the LifePath Fund’s net asset value. The LifePath Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Fund management. To the extent the LifePath Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

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Derivatives Risk — Derivatives are volatile and involve significant risks, including:

Volatility Risk — The LifePath Fund’s use of derivatives may reduce the LifePath Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Fund to sell or otherwise close a derivatives position could expose the LifePath Fund to losses and could make derivatives more difficult for the LifePath Fund to value accurately. The LifePath Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the LifePath Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Fund to potential losses that exceed the amount originally invested by the LifePath Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the LifePath Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the LifePath Fund realizes from its investments. As a result, a larger portion of the LifePath Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the LifePath Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).

Regulatory Risk — The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the LifePath Fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact the LifePath Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the LifePath Fund itself is regulated. BFA cannot predict the effects of any new governmental regulation that may be implemented on the ability of the LifePath Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the LifePath Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the LifePath Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the LifePath Fund has entered into the swap will default on its obligation to pay the LifePath Fund and the risk that the LifePath Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the LifePath Fund. The protection “buyer” may be obligated to pay the protection “seller” an

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up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the LifePath Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The LifePath Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the LifePath Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way LifePath Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the LifePath Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the LifePath Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the LifePath Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the LifePath Fund. To the extent that the LifePath Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the LifePath Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the LifePath Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the LifePath Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The LifePath Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Fund could decline if the financial condition of the companies the LifePath Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Fund will lose money. In particular, the LifePath Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The LifePath Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the LifePath Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Fund can earn on its investments and typically results in a higher operating expense ratio for the LifePath Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the LifePath Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Fund’s ability to purchase or sell foreign securities or transfer the LifePath Fund’s assets or income back into the United States, or otherwise adversely affect the LifePath Fund’s operations.

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Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the LifePath Fund’s management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Fund to carry out transactions. If the LifePath Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the LifePath Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the LifePath Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by an Underlying Fund is out of favor, the LifePath Fund may underperform other equity funds that use different investment styles.

Investments in Mutual Funds and ETFs Risk — The LifePath Fund invests substantially all of its assets in Underlying Funds, so the LifePath Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Fund may also directly invest in ETFs. The LifePath Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs. Additionally, in managing the LifePath Fund, BFA will have the authority to select and substitute Underlying Funds and BFA may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to BFA or its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the LifePath Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Fund.

In order to minimize expenses, the LifePath Fund intends generally to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath

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Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Fund may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the LifePath Fund before it matures. If the issuer redeems junk bonds, the LifePath Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Fund’s securities than is the case with securities trading in a more liquid market.

■	The LifePath Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the LifePath Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the LifePath Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the LifePath Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the LifePath Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the LifePath Fund’s portfolio will be magnified when the LifePath Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the LifePath Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Fund could lose all or substantially all of its investment.

The residential mortgage market in the United States at times has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Fund may invest may also provide a degree of investment leverage, which could cause the LifePath Fund to lose all or substantially all of its investment.

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Retirement Income Risk — The LifePath Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The LifePath Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the LifePath Fund’s name, if applicable; this will depend on the amount of

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money you have invested in the LifePath Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Fund may lose money and there may be a delay in recovering the loaned securities. The LifePath Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Fund.

U.S. Government Obligations Risk — Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Other Risks of Investing in the LifePath Funds

The LifePath Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Commodities Related Investments Risk — Exposure to the commodities markets may subject the LifePath Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the LifePath Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the LifePath Fund’s net assets decrease due to market declines or redemptions, the LifePath Fund’s expenses will increase as a percentage of LifePath Fund net assets. During periods of high market volatility, these increases in the LifePath Fund’s expense ratio could be significant.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The LifePath Fund’s investments in illiquid securities may reduce the returns of the LifePath Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the LifePath Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the LifePath Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the LifePath Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the LifePath Fund is forced to sell these investments to meet redemption requests or for other cash needs, the LifePath Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the LifePath Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Account Information

Details About the Share Class

Each LifePath Fund currently offers multiple share classes (Class K in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular LifePath Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Only certain investors are eligible to buy Class K Shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (including BFA, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine whether you are eligible to buy Class K Shares.

Each LifePath Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

The table below summarizes key features of the Class K Share class offered by this Prospectus.

Class K Shares at a Glance
Availability	Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Fund’s Distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the LifePath Fund of $5 million.
Minimum Investment	$1 for investors purchasing shares through a Plan Institution. $5 million for investors not purchasing shares through a Plan Institution.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the LifePath Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No.
Redemption Fees?	No.

When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by the Plan Institution, confirmation of share purchases and redemptions will be sent to the Plan Institutions. A customer’s ownership of shares will be recorded by the Plan Institution and reflected in the account statements provided by the Plan Institution to its customers.

If you purchased your shares through a Plan Institution and you transfer your investment from a Plan Institution to a type of account, such as an individual retirement account, that is not an eligible Class K Share investor in the LifePath Fund, you must liquidate your investment in Class K Shares of the LifePath Fund and purchase a share class of another fund advised by BFA or its affiliates that is available for purchase by that type of account.

For investors not purchasing shares through a Plan Institution, please see below for information on how to buy, sell and transfer shares.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. If you are not purchasing shares through a Plan Institution, you may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the LifePath Funds are generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts,

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a LifePath Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The LifePath Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Fund at any time for any reason. In addition, the LifePath Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the LifePath Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your investment

For investors purchasing shares through a Plan Institution, there is a $1 minimum investment for all accounts.

For investors not purchasing shares through a Plan Institution, there is a $5 million minimum investment for all accounts.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the LifePath Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of LifePath Fund shares that would be in addition to the fees and expenses shown in the applicable LifePath Fund’s “Fees and Expenses” table.

The LifePath Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	For investors not purchasing shares through a Plan Institution, to purchase shares directly from BlackRock, call (800) 537-4942 and request a new account application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is $1.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

For investors not purchasing shares through a Plan Institution: Purchase by Telephone: Call the LifePath Fund at (800) 537-4942 and speak with one of our representatives. The LifePath Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

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How to Buy Shares (continued)

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	The LifePath Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the LifePath Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the LifePath Fund or any of its affiliates, incurred through fraudulent activity.
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942 (for investors who are not purchasing shares through a Plan Institution) or contact your Financial Intermediary.
How to Pay for Shares	Making payment for purchases

If you are purchasing shares through a Plan Institution, payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the LifePath Fund.

If you are not purchasing shares through a Plan Institution, payment for shares must normally be made in Federal funds or other immediately available funds by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the LifePath Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the LifePath Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

If you purchased your shares through a Plan Institution, you can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved, and customers should consult their Financial Intermediary in this regard. Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries. The price of Class K Shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. The LifePath Fund may reject an order to sell shares under certain circumstances.

If you did not purchase your shares through a Plan Institution, you can make redemption requests through your Financial Intermediary. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. The LifePath Fund may reject an order to sell shares under certain circumstances.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock

Methods of Redeeming if You Did Not Purchase Your Shares Through a Plan Institution

Redeem by Telephone: You may sell shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

The LifePath Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The LifePath Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The LifePath Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock, P.O. Box 9819, Providence, RI 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01588. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the LifePath Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the LifePath Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the LifePath Fund’s custodian is open for business. The LifePath Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the LifePath Fund, an earlier payment could adversely affect the LifePath Fund. Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Class K Shares is imposed by the LifePath Fund. You are responsible for any additional charges imposed by your bank for wire transfers.

The LifePath Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the LifePath Fund at the address on the back cover of this prospectus.

***

If you make a redemption request before the LifePath Fund has collected payment for the purchase of shares, the LifePath Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer Your Account

	Your Choices	Important Information for You to Know

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer Class K Shares of the LifePath Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

Please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•   Transfer your Class K Shares to an account with the LifePath Fund; or

•   Sell your Class K Shares, paying any applicable deferred sales charge.

Please contact your Financial Intermediary to accomplish the transfer of shares.

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Additional Purchase and Redemption Information Applicable to the LifePath Fund if You Are Not Purchasing Shares Through a Plan Institution

If you are not purchasing shares through a Plan Institution, the LifePath Fund may authorize one or more banks, savings and loan associations and other financial institutions (each a “Service Organization”) to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on the LifePath Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own deadlines for the receipt of the purchase or redemption order that may be earlier than those stated in the prospectus. The LifePath Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the LifePath Fund’s net asset value per share next calculated after they are so accepted.

LifePath Funds’ Rights

Each LifePath Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The LifePath Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Fund and its shareholders. For example, large flows of cash into and out of a LifePath Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Fund’s investment goal. Frequent trading may cause a LifePath Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the LifePath Funds — Valuation of LifePath Fund Investments.”

Each LifePath Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Fund shares that it determines may be detrimental to the LifePath Fund or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Fund shares because certain legitimate strategies will not result in harm to a LifePath Fund or shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, a LifePath Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a LifePath Fund, the LifePath Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing

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these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide a LifePath Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Fund. While each LifePath Fund monitors for market timing activity, a LifePath Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the LifePath Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by a LifePath Fund to be engaged in market timing or other improper trading activity, the LifePath Fund’s Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the LifePath Fund or long-term shareholders.

Master/Feeder and Fund of Funds Structures

The LifePath Funds do not have their own investment adviser. Instead, each LifePath Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the LifePath Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Funds.

Feeder Fund Expenses

Feeder funds, including the LifePath Funds, bear their respective master portfolio’s expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Trust’s Board of Trustees retains the right to withdraw a LifePath Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Fund’s shareholders. If the Trust’s Board of Trustees decides to withdraw a LifePath Fund’s assets, it would then consider whether the LifePath Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

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Management of the LifePath Funds

Investment Adviser

BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio and, along with certain affiliates, serves as investment adviser to certain Underlying Funds. The LifePath Funds may also invest in ETFs that are not advised by BlackRock. BFA manages the investment of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP’s Board of Trustees. For its services to each Master Portfolio, BFA is entitled to receive an annual management fee of 0.35% of such Master Portfolio’s average daily net assets.

BFA, along with certain affiliates, provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the LifePath Funds. In addition, BAL, along with certain affiliates, provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BAL, respectively, through April 30, 2016. This waiver does not apply to the Underlying Funds that are not advised by BFA, BAL or their affiliates.

For the fiscal year ended December 31, 2014, each Master Portfolio paid the following management fee rate, net of applicable waivers:

Master Portfolio	Management Fee Rate (Net of Applicable Waivers)
Retirement Master Portfolio	0.06%
2020 Master Portfolio	0.05%
2025 Master Portfolio	0.00%
2030 Master Portfolio	0.03%
2035 Master Portfolio	0.00%
2040 Master Portfolio	0.02%
2045 Master Portfolio	0.00%
2050 Master Portfolio	0.00%
2055 Master Portfolio	0.00%

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is an indirect wholly-owned subsidiary of BlackRock, Inc. As of March 31, 2015, BFA and its affiliates had approximately $4.774 trillion in investment company and other portfolio assets under management.

A discussion regarding the basis for MIP’s Board of Trustees’ approval of the investment advisory agreement with BFA with respect to each Master Portfolio is available in the corresponding LifePath Fund’s semi-annual report for the period ended June 30, 2014.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BAL, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

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Portfolio Managers

Information regarding the portfolio managers of the Master Portfolios is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of LifePath Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alan Mason	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2009 (2010 for the 2025 Master Portfolio, the 2035 Master Portfolio, the 2045 Master Portfolio and the 2055 Master Portfolio)	Managing Director of BlackRock, Inc. since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2010	Managing Director of BlackRock, Inc. since January 1, 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of BGI from 2000 to 2009.

Administrative Services

Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Funds, and BAL, BAL provides the following services, among others, as the LifePath Funds’ administrator:

■	Supervises the LifePath Funds’ administrative operations;

■	Provides or causes to be provided management reporting and treasury administration services;

■	Financial reporting;

■	Legal, blue sky and tax services;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising the shareholder servicing agents on behalf of the LifePath Funds.

BAL is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of Class K Shares of each LifePath Fund. In addition to performing these services, BAL has agreed to bear all costs of operating the LifePath Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust’s trustees who are not “interested persons” of the LifePath Funds or the Trust as defined in the 1940 Act, and their counsel, auditing fees, litigation expenses, taxes and other extraordinary expenses.

Conflicts of Interest

The investment activities of BFA and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Funds and their shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Funds. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the LifePath Funds directly and indirectly invest. Thus, it is likely that the LifePath Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Funds and/or that engage in and compete for transactions in the

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same types of securities, currencies and other instruments as the LifePath Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the LifePath Funds and may result in an Affiliate having positions that are adverse to those of the LifePath Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the LifePath Funds. As a result, an Affiliate may compete with the LifePath Funds for appropriate investment opportunities. The results of the LifePath Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the LifePath Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Funds. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Funds. The LifePath Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The LifePath Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Funds or who engage in transactions with or for the LifePath Funds, and may receive compensation for such services. The LifePath Funds may also make brokerage and other payments to Affiliates in connection with the LifePath Funds’ portfolio investment transactions.

Under a securities lending program approved by MIP’s Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent will receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of LifePath Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each LifePath Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Fund values fixed income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost. Shares of underlying open-end funds are valued at net asset value.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by a LifePath Fund may trade on weekends or other days when the LifePath Fund does not price its shares. As a result, a LifePath Fund’s net asset value may change on days when you will not be able to purchase or redeem the LifePath Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a LifePath Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust’s Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes

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a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a LifePath Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a LifePath Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Fund’s net asset value.

A LifePath Fund may accept orders from certain authorized Financial Intermediaries or their designees. A LifePath Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee, and the order will receive the net asset value next computed by the LifePath Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the LifePath Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each LifePath Fund will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the LifePath Fund.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code, if you are invested through such a plan (and LifePath Fund shares are not “debt-financed property” to the plan), then the dividends paid by the LifePath Fund and the gain realized from a redemption or exchange of LifePath Fund shares will generally not be subject to Federal income taxes, until you withdraw or receive distributions from the plan.

If you are not invested through such a plan, you will generally pay tax on dividends from a LifePath Fund whether you receive them in cash or additional shares. In addition, if you redeem LifePath Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income received by a LifePath Fund, including dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. In the case of individuals, the reduced tax rate is a maximum rate of 15% for net long-term capital gain or qualified dividend income for those with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain or qualified dividend income that exceeds those amounts. To the extent a LifePath Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, net investment income does not include distributions from qualified plans exempt from tax under section 401(a) of the Internal Revenue Code.

By law, your dividends and redemption proceeds may be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

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If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a LifePath Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a LifePath Fund beginning before January 1, 2015, certain distributions reported by a LifePath Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by a LifePath Fund and capital gains recognized by a LifePath Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a LifePath Fund if certain requirements are met.

This section summarizes some of the consequences under current Federal tax law of an investment in a LifePath Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a LifePath Fund under all applicable tax laws.

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Financial Highlights

The financial highlights tables are intended to help investors understand the financial performance of Class K Shares of each LifePath Fund for the period since the Class K Shares’ inception. Certain information reflects the financial results for a single Class K Share of each LifePath Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class K Shares of a given LifePath Fund, (assuming reinvestment of all dividends and/or distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each LifePath Fund’s financial statements, is included in the LifePath Funds’ combined annual report. You may obtain copies of the annual report, at no cost, by calling (800) 537-4942 (toll-free) from 8:00 a.m. to 6:00 p.m. (Eastern time) on any business day.

LifePath Retirement Fund

	Class K
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.69	$11.78	$11.37	$11.54	$10.78
Net investment income[1]	0.22	0.20	0.25	0.32	0.28
Net realized and unrealized gain	0.39	0.56	0.77	0.17	0.76
Net increase from investment operations	0.61	0.76	1.02	0.49	1.04
Distributions from:[2]
Net investment income	(0.23)	(0.20)	(0.26)	(0.31)	(0.26)
Net realized gain	(1.02)	(0.65)	(0.35)	(0.35)	(0.02)
Total distributions	(1.25)	(0.85)	(0.61)	(0.66)	(0.28)
Net asset value, end of year	$11.05	$11.69	$11.78	$11.37	$11.54
Total Return[3]
Based on net asset value	5.24%	6.54%	9.03%	4.27%	9.82%
Ratios to Average Net Assets[4]
Total expenses	0.40%[5,6]	0.40%[5,6]	0.43%[5,6]	0.44%[5,6]	0.76%
Total expenses after fees waived	0.40%[5,6]	0.40%[5,6]	0.43%[5,6]	0.43%[5,6]	0.41%
Net investment income	1.86%[5,6]	1.67%[5,6]	2.07%[5,6]	2.69%[5,6]	2.49%
Supplemental Data
Net assets, end of year (000)	$3,019	$3,675	$7,378	$4,309	$769
Portfolio turnover rate of the Retirement Master Portfolio	14%[7]	17%[7]	4%[8]	4%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath Retirement Fund’s share of its corresponding Retirement Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.30%, and 0.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the Retirement Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Retirement Fund’s share of the Retirement Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Retirement Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the Retirement Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

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Financial Highlights (continued)

LifePath 2020 Fund

	Class K
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.73	$16.39	$15.20	$15.91	$14.61
Net investment income[1]	0.32	0.30	0.35	0.40	0.34
Net realized and unrealized gain (loss)	0.57	1.33	1.37	(0.12)	1.28
Net increase from investment operations	0.89	1.63	1.72	0.28	1.62
Distributions from:[2]
Net investment income	(0.33)	(0.31)	(0.35)	(0.38)	(0.32)
Net realized gain	(1.68)	(0.98)	(0.18)	(0.61)	—
Total distributions	(2.01)	(1.29)	(0.53)	(0.99)	(0.32)
Net asset value, end of year	$15.61	$16.73	$16.39	$15.20	$15.91
Total Return[3]
Based on net asset value	5.35%	10.11%	11.36%	1.78%	11.28%
Ratios to Average Net Assets[4]
Total expenses	0.39%[5,6]	0.38%[5,6]	0.40%[5,6]	0.40%[5,6]	0.74%
Total expenses after fees waived	0.38%[5,6]	0.37%[5,6]	0.40%[5,6]	0.40%[5,6]	0.39%
Net investment income	1.90%[5,6]	1.77%[5,6]	2.18%[5,6]	2.47%[5,6]	2.29%
Supplemental Data
Net assets, end of year (000)	$9,545	$6,500	$11,609	$6,224	$2,485
Portfolio turnover rate of the 2020 Master Portfolio	21%[7]	19%[7]	5%[8]	5%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2020 Fund’s share of its corresponding 2020 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated fees waived of 0.36% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2020 Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2020 Fund’s share of the 2020 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2020 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2020 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

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Financial Highlights (continued)

LifePath 2025 Fund

	Class K
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.10	$12.22	$11.09	$11.21	$10.00
Net investment income[2]	0.26	0.20	0.26	0.26	0.13
Net realized and unrealized gain (loss)	0.46	1.20	1.11	(0.16)	1.63
Net increase from investment operations	0.72	1.40	1.37	0.10	1.76
Distributions from:[3]
Net investment income	(0.25)	(0.20)	(0.24)	(0.22)	(0.13)
Net realized gain	(0.79)	(0.32)	(0.00)[4]	(0.00)[4]	(0.42)
Total distributions	(1.04)	(0.52)	(0.24)	(0.22)	(0.55)
Net asset value, end of period	$12.78	$13.10	$12.22	$11.09	$11.21
Total Return[5]
Based on net asset value	5.51%	11.47%	12.44%	0.87%	17.60%[6]
Ratios to Average Net Assets[7]
Total expenses	0.40%[8,9]	0.44%[8,9]	0.51%[8,9]	0.71%[8,9]	24.05%[10]
Total expenses after fees waived and/or reimbursed	0.37%[8,9]	0.40%[8,9]	0.41%[8,9]	0.38%[8,9]	0.38%[10]
Net investment income	1.91%[8,9]	1.57%[8,9]	2.20%[8,9]	2.31%[8,9]	2.29%[10]
Supplemental Data
Net assets, end of period (000)	$317	$102	$1,941	$1,590	$22
Portfolio turnover rate of the 2025 Master Portfolio	50%[11]	30%[11]	4%[12]	24%[12]	2%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2025 Fund’s share of its corresponding 2025 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.49% and 0.89% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2025 Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2025 Fund’s share of the 2025 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2025 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2025 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

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Financial Highlights (continued)

LifePath 2030 Fund

	Class K
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.01	$15.25	$14.12	$14.63	$13.30
Net investment income[1]	0.31	0.31	0.34	0.35	0.29
Net realized and unrealized gain (loss)	0.60	1.81	1.55	(0.37)	1.32
Net increase (decrease) from investment operations	0.91	2.12	1.89	(0.02)	1.61
Distributions from:[2]
Net investment income	(0.33)	(0.32)	(0.34)	(0.33)	(0.28)
Net realized gain	(1.89)	(1.04)	(0.42)	(0.16)	—
Total distributions	(2.22)	(1.36)	(0.76)	(0.49)	(0.28)
Net asset value, end of year	$14.70	$16.01	$15.25	$14.12	$14.63
Total Return[3]
Based on net asset value	5.66%	14.05%	13.43%	(0.20)%	12.32%
Ratios to Average Net Assets[4]
Total expenses	0.36%[5,6]	0.35%[5,6]	0.38%[5,6]	0.38%[5,6]	0.72%
Total expenses after fees waived	0.36%[5,6]	0.35%[5,6]	0.38%[5,6]	0.38%[5,6]	0.35%
Net investment income	1.89%[5,6]	1.95%[5,6]	2.26%[5,6]	2.41%[5,6]	2.17%
Supplemental Data
Net assets, end of year (000)	$9,518	$8,666	$11,077	$6,448	$1,849
Portfolio turnover rate of the 2030 Master Portfolio	33%[7]	22%[7]	5%[8]	7%[8]	3%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2030 Fund’s share of its corresponding 2030 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s’ allocated fees waived of 0.36%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2030 Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2030 Fund’s share of the 2030 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2030 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2030 Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

99

Financial Highlights (continued)

LifePath 2035 Fund

	Class K
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.94	$12.55	$11.20	$11.52	$10.00
Net investment income[2]	0.27	0.22	0.27	0.25	0.13
Net realized and unrealized gain (loss)	0.53	1.82	1.32	(0.35)	1.99
Net increase (decrease) from investment operations	0.80	2.04	1.59	(0.10)	2.12
Distributions from:[3]
Net investment income	(0.26)	(0.23)	(0.24)	(0.22)	(0.12)
Net realized gain	(0.88)	(0.42)	—	(0.00)[4]	(0.48)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.14)	(0.65)	(0.24)	(0.22)	(0.60)
Net asset value, end of period	$13.60	$13.94	$12.55	$11.20	$11.52
Total Return[5]
Based on net asset value	5.73%	16.32%	14.30%	(0.94)%	21.16%[6]
Ratios to Average Net Assets[7]
Total expenses	0.38%[8,9]	0.45%[8,9]	0.55%[8,9]	0.87%[8,9]	23.70%[10]
Total expenses after fees waived and/or reimbursed	0.35%[8,9]	0.38%[8,9]	0.40%[8,9]	0.36%[8,9]	0.36%[10]
Net investment income	1.91%[8,9]	1.65%[8,9]	2.26%[8,9]	2.17%[8,9]	2.23%[10]
Supplemental Data
Net assets, end of period (000)	$138	$95	$1,999	$1,050	$23
Portfolio turnover rate of the 2035 Master Portfolio	54%[11]	39%[11]	4%[12]	21%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2035 Fund’s share of its corresponding 2035 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.57% and 1.20% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2035 Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2035 Fund’s share of the 2035 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2035 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2035 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

100

Financial Highlights (continued)

LifePath 2040 Fund

	Class K
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$20.16	$18.69	$17.05	$17.84	$16.03
Net investment income[1]	0.39	0.41	0.44	0.46	0.39
Net realized and unrealized gain (loss)	0.79	2.81	2.12	(0.80)	1.70
Net increase (decrease) from investment operations	1.18	3.22	2.56	(0.34)	2.09
Distributions from:[2]
Net investment income	(0.40)	(0.41)	(0.43)	(0.37)	(0.28)
Net realized gain	(2.47)	(1.34)	(0.49)	(0.08)	—
Total distributions	(2.87)	(1.75)	(0.92)	(0.45)	(0.28)
Net asset value, end of year	$18.47	$20.16	$18.69	$17.05	$17.84
Total Return[3]
Based on net asset value	5.85%	17.41%	15.08%	(1.95)%	13.18%
Ratios to Average Net Assets[4]
Total expenses	0.34%[5,6]	0.33%[5,6]	0.36%[5,6]	0.37%[5,6]	0.70%
Total expenses after fees waived	0.34%[5,6]	0.33%[5,6]	0.36%[5,6]	0.36%[5,6]	0.33%
Net investment income	1.90%[5,6]	2.05%[5,6]	2.36%[5,6]	2.60%[5,6]	2.34%
Supplemental Data
Net assets, end of year (000)	$4,980	$5,733	$8,038	$4,749	$144
Portfolio turnover rate of the 2040 Master Portfolio	42%[7]	26%[7]	4%[8]	8%[8]	4%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2040 Fund’s share of its corresponding 2040 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated fees waived of 0.40%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2040 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2040 Fund’s share of the 2040 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2040 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2040 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

101

Financial Highlights (continued)

LifePath 2045 Fund

	Class K
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.50	$12.77	$11.26	$11.70	$10.00
Net investment income[2]	0.29	0.21	0.30	0.24	0.12
Net realized and unrealized gain (loss)	0.55	2.21	1.46	(0.48)	2.30
Net increase (decrease) from investment operations	0.84	2.42	1.76	(0.24)	2.42
Distributions from:[3]
Net investment income	(0.24)	(0.25)	(0.25)	(0.20)	(0.12)
Net realized gain	(0.92)	(0.44)	—	(0.00)[4]	(0.60)
Return of capital	—	—	(0.00)[4]	—	—
Total distributions	(1.16)	(0.69)	(0.25)	(0.20)	(0.72)
Net asset value, end of period	$14.18	$14.50	$12.77	$11.26	$11.70
Total Return[5]
Based on net asset value	5.80%	19.11%	15.72%	(2.08)%	24.22%[6]
Ratios to Average Net Assets[7]
Total expenses	0.38%[8,9]	0.49%[8,9]	0.70%[8,9]	1.72%[8,9]	23.37%[10]
Total expenses after fees waived and/or reimbursed	0.33%[8,9]	0.38%[8,9]	0.39%[8,9]	0.35%[8,9]	0.33%[10]
Net investment income	1.92%[8,9]	1.60%[8,9]	2.41%[8,9]	2.04%[8,9]	2.17%[10]
Supplemental Data
Net assets, end of period (000)	$28	$29	$697	$259	$23
Portfolio turnover rate of the 2045 Master Portfolio	54%[11]	38%[11]	4%[12]	35%[12]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than ($0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]

Includes the LifePath 2045 Fund’s share of its corresponding 2045 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated fees waived of 0.48%, 0.55%, 0.83% and 2.71% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the 2045 Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2045 Fund’s share of the 2045 Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.
[11]

Includes the 2045 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the 2045 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

102

Financial Highlights (continued)

LifePath 2050 Fund

	Class K
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.44	$19.24	$17.20	$18.63	$16.85
Net investment income[1]	0.42	0.46	0.45	0.47	0.37
Net realized and unrealized gain (loss)	0.89	3.39	2.37	(1.10)	1.91
Net increase (decrease) from investment operations	1.31	3.85	2.82	(0.63)	2.28
Distributions from:[2]
Net investment income	(0.43)	(0.46)	(0.43)	(0.35)	(0.33)
Net realized gain	(2.66)	(1.19)	(0.35)	(0.45)	(0.17)
Total distributions	(3.09)	(1.65)	(0.78)	(0.80)	(0.50)
Net asset value, end of year	$19.66	$21.44	$19.24	$17.20	$18.63
Total Return[3]
Based on net asset value	6.12%	20.19%	16.53%	(3.48)%	13.79%
Ratios to Average Net Assets[4]
Total expenses	0.33%[5,6]	0.36%[5,6]	0.37%[5,6]	0.36%[5,6]	0.76%
Total expenses after fees waived	0.32%[5,6]	0.35%[5,6]	0.36%[5,6]	0.34%[5,6]	0.33%
Net investment income	1.95%[5,6]	2.22%[5,6]	2.38%[5,6]	2.56%[5,6]	2.19%
Supplemental Data
Net assets, end of year (000)	$1,257	$821	$1,018	$625	$86
Portfolio turnover rate of the 2050 Master Portfolio	48%[7]	28%[7]	5%[8]	13%[8]	5%[8]
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]

Includes the LifePath 2050 Fund’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated fees waived of 0.43%, 0.36%, 0.39%, and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the 2050 Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2050 Fund’s share of the 2050 Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the 2050 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the 2050 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

103

Financial Highlights (concluded)

LifePath 2055 Fund

	Class K
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.77	$12.77	$11.15	$11.86	$10.00
Net investment income[2]	0.30	0.22	0.35	0.23	0.12
Net realized and unrealized gain (loss)	0.62	2.54	1.52	(0.66)	2.46
Net increase (decrease) from investment operations	0.92	2.76	1.87	(0.43)	2.58
Distributions from:[3]
Net investment income	(0.26)	(0.26)	(0.24)	(0.19)	(0.11)
Net realized gain	(0.94)	(0.50)	(0.01)	(0.09)	(0.61)
Total distributions	(1.20)	(0.76)	(0.25)	(0.28)	(0.72)
Net asset value, end of period	$14.49	$14.77	$12.77	$11.15	$11.86
Total Return[4]
Based on net asset value	6.26%	21.74%	16.83%	(3.71)%	25.84%[5]
Ratios to Average Net Assets[6]
Total expenses	0.46%[7,8]	0.75%[7,8]	1.27%[7,8]	9.68%[7,8]	23.20%[9]
Total expenses after fees waived and/or reimbursed	0.32%[7,8]	0.38%[7,8]	0.40%[7,8]	0.33%[7,8]	0.31%[9]
Net investment income	1.93%[7,8]	1.61%[7,8]	2.80%[7,8]	1.99%[7,8]	2.14%[9]
Supplemental Data
Net assets, end of period (000)	$29	$30	$448	$22	$24
Portfolio turnover rate of the 2055 Master Portfolio	48%[10]	67%[10]	7%[11]	51%[11]	1%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]

Includes the LifePath 2055 Fund’s share of its corresponding 2055 Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated fees waived of 0.65%, 0.95%, 1.71% and 16.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the 2055 Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath 2055 Fund’s share of the 2055 Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.
[10]

Includes the 2055 Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the 2055 Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

104

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in a LifePath Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and

■	Log into your account.

Delivery of Shareholder Documents

The LifePath Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the LifePath Funds at (800) 537-4942.

Certain LifePath Fund Policies

Anti-Money Laundering Requirements

The LifePath Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.

The LifePath Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Funds to verify their identity. The LifePath Funds also reserve the right to redeem any amounts in a LifePath Fund from persons whose identity it is unable to verify on a timely basis. It is the LifePath Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic

105

personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about a LifePath Fund, including how it invests, please see the SAI.

For a discussion of a LifePath Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Disclaimers

The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and the iShares North American Natural Resources ETF (the “iShares S&P Funds”) are not sponsored, endorsed, sold or promoted by SPDJI. SPDJI makes no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor’s Indexes to track general stock market performance. SPDJI’s only relationship to the iShares Trust (as used in these Disclaimers, the “Trust”), BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of SPDJI and of the Standard & Poor’s Indexes, which are determined, composed and calculated by SPDJI without regard to the Trust, BTC, BFA or its affiliates or the iShares S&P Funds. SPDJI has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor’s Indexes. SPDJI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. SPDJI has no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance the iShares S&P Funds will accurately track the performance of the Standard & Poor’s Indexes or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Standard & Poor’s Indexes is not a recommendation by SPDJI to buy, sell or hold such security, nor is it considered to be investment advice.

SPDJI DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

SPDJI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE iSHARES S&P FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAS ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE SPDJI INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI, BTC AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF SPDJI.

The iShares Russell Mid-Cap ETF and the iShares Russell 2000 ETF (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell indexes to track general stock market performance. Russell’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Russell and of the Russell indexes, which are determined, composed, and calculated by Russell without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell indexes. Russell is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell does not guarantee the accuracy or the completeness of the Russell indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein.

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Russell makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell indexes or any data included therein. Russell makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers REIT ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers REIT ETF particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or its affiliates or the iShares Cohen & Steers REIT ETF. Cohen & Steers has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares Cohen & Steers REIT ETF into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers REIT ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers REIT ETF are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers REIT ETF. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein.

Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers REIT ETF or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by JPMorgan Chase & Co. (“J.P. Morgan”). J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Trust, BTC, BFA or its affiliates or the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions, or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI Global Core Index or any data included therein. J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Markit Indices Limited (“Markit”). Markit makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond ETF particularly or the ability of the Markit iBoxx USD Liquid High Yield Index to track the general stock market performance. Markit’s only relationship to the

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Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Markit iBoxx USD Liquid High Yield Index which is determined, composed and calculated by Markit without regard to the Trust, BTC, BFA or its affiliates or the iShares iBoxx $ High Yield Corporate Bond ETF. Markit has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF into consideration in determining, composing or calculating the Markit iBoxx USD Liquid High Yield Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond ETF are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond ETF. Markit does not guarantee the accuracy or the completeness of the Markit iBoxx USD Liquid High Yield Index or any data included therein and Markit shall have no liability for any errors, omissions, or interruptions therein. Markit makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any other person or entity from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Markit iBoxx USD Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange Group companies, Euronext N.V., EPRA or NAREIT (together, the “Licensor Parties”). None of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

“FTSE®” is a trademark of the London Stock Exchange Group companies, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of the European Public Real Estate Association and each is used by FTSE under license.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares International Developed Real Estate ETF or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares Core MSCI Total International Stock ETF, iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, THE OWNERS OF THE iSHARES MSCI INDEX FUNDS OR

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ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed, sold or promoted by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in shares of the Barclays Capital Funds. Barclays has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Barclays Indexes. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays does not guarantee the accuracy or the completeness of the Barclays Indexes or any data included therein and Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the LifePath Funds, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a LifePath Fund invests a portion of its assets.

Administration Fee — a fee paid to the administrator for providing administrative services to a LifePath Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a LifePath Fund.

Barclays U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Distribution Fees — fees used to support a LifePath Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.

LifePath Custom Benchmark — a customized weighted index comprised of different indexes which are representative of the asset classes in which a LifePath Fund invests according to their weightings as of the most recent quarter end.

Management Fee — a fee paid to BFA for managing a Master Portfolio.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Russell 1000® Index — measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index.

Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a LifePath Fund.

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For More Information

LifePath Funds and Service Providers

THE LIFEPATH FUNDS

BlackRock Funds III

BlackRock LifePath® Retirement Fund

BlackRock LifePath® 2020 Fund

BlackRock LifePath® 2025 Fund

BlackRock LifePath® 2030 Fund

BlackRock LifePath® 2035 Fund

BlackRock LifePath® 2040 Fund

BlackRock LifePath® 2045 Fund

BlackRock LifePath® 2050 Fund

BlackRock LifePath® 2055 Fund

400 Howard Street

San Francisco, California 94105

(800) 537-4942

MANAGER

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1700

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

100 Summer Street

Boston, Massachusetts 02110

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

100 Summer Street

Boston, Massachusetts 02110

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the LifePath Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the LifePath Fund’s investments. The annual report describes the LifePath Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Fund investment strategies that significantly affected the LifePath Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated April 30, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each LifePath Fund, may be obtained free of charge, along with each LifePath Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Questions

If you have any questions about the LifePath Funds, please call: (800) 537-4942 (toll-free) 8:00 a.m. to 6:00 p.m. (Eastern time) on any business day.

World Wide Web

General LifePath Fund information and specific LifePath Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds III

P.O. Box 9819

Providence, Rhode Island 02940

Overnight Mail

BlackRock Funds III

4400 Computer Drive

Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the LifePath Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a LifePath Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332

PRO-LP-K-0415

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK FUNDS III

BLACKROCK LIFEPATH® RETIREMENT FUND

BLACKROCK LIFEPATH® 2020 FUND

BLACKROCK LIFEPATH® 2025 FUND

BLACKROCK LIFEPATH® 2030 FUND

BLACKROCK LIFEPATH® 2035 FUND

BLACKROCK LIFEPATH® 2040 FUND

BLACKROCK LIFEPATH® 2045 FUND

BLACKROCK LIFEPATH® 2050 FUND

BLACKROCK LIFEPATH® 2055 FUND

400 Howard Street, San Francisco, California 94105 • Phone No. (800) 441-7762

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the Trust’s BlackRock LifePath® Retirement Fund, BlackRock LifePath® 2020 Fund, BlackRock LifePath® 2025 Fund, BlackRock LifePath® 2030 Fund, BlackRock LifePath® 2035 Fund, BlackRock LifePath® 2040 Fund, BlackRock LifePath® 2045 Fund, BlackRock LifePath® 2050 Fund and BlackRock LifePath® 2055 Fund (each, a “LifePath Fund” and collectively, the “LifePath Funds”).

Each LifePath Fund invests substantially all of its assets in a separate portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) that has the same investment objective as the corresponding LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”). MIP is an open-end, series management investment company. BlackRock Fund Advisors (“BFA”) serves as investment adviser to the Master Portfolios, and BFA or its affiliate serves as investment adviser to certain Underlying Funds. References to the investments, investment policies and risks of a LifePath Fund, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses of the LifePath Funds, each dated April 30, 2015 (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the LifePath Funds at the above address. The Prospectuses are incorporated by reference into this SAI, and Part I of this SAI and the portions of Part II of this SAI that relate to the LifePath Funds have been incorporated by reference into the LifePath Funds’ Prospectuses. The portions of Part II of this SAI that do not relate to the LifePath Funds do not form a part of the LifePath Funds’ SAI, have not been incorporated by reference into the LifePath Funds’ Prospectuses and should not be relied upon by investors in the LifePath Funds. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Funds and the Master Portfolios are incorporated into this SAI by reference to the LifePath Funds’ combined 2015 Annual Report. You may request a copy of each Annual or Semi-Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

Class	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund

Investor A Shares	LPRAX	LPRCX	LPBAX	LPRDX	LPJAX

Investor C Shares	LPCRX	LPCMX	LPBCX	LPCNX	LPJCX

Institutional Shares	STLAX	STLCX	LPBIX	STLDX	LPJIX

Class K Shares	LPSAX	LPSCX	LPBKX	LPSDX	LPJKX

Class R Shares	LPRRX	LPRMX	LPBRX	LPRNX	LPJRX

Class		BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund

Investor A Shares		LPREX	LPHAX	LPRFX	LPVAX

Investor C Shares		LPCKX	LPHCX	LPCPX	LPVCX

Institutional Shares		STLEX	LPHIX	STLFX	LPVIX

Class K Shares		LPSFX	LPHKX	LPSGX	LPVKX

Class R Shares		LPRKX	LPHRX	LPRPX	LPVRX

BLACKROCK FUND ADVISORS — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is April 30, 2015.

PART I: INFORMATION ABOUT THE LIFEPATH FUNDS

Part I of this Statement of Additional Information (“SAI”) sets forth information about BlackRock LifePath® Retirement Fund, BlackRock LifePath® 2020 Fund, BlackRock LifePath® 2025 Fund, BlackRock LifePath® 2030 Fund, BlackRock LifePath® 2035 Fund, BlackRock LifePath® 2040 Fund, BlackRock LifePath® 2045 Fund, BlackRock LifePath® 2050 Fund and BlackRock LifePath® 2055 Fund (each, a “LifePath Fund” and collectively, the “LifePath Funds”), each a series of BlackRock Funds III (the “Trust”). It includes information about the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” and the members of which are “Trustees”), the advisory and management services provided to and the management fees paid by the LifePath Funds and information about other fees applicable to and services provided to the LifePath Funds. This Part I should be read in conjunction with the current prospectuses for Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the LifePath Funds, each dated April 30, 2015 (each, a “Prospectus” and collectively, the “Prospectuses”) and those portions of Part II of this SAI that pertain to the LifePath Funds.

I.	Investment Objectives and Policies

Please see the Prospectuses for more information about each LifePath Fund’s investment objective and policies. Each Portfolio invests all of its assets in a separate portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) and may also invest in U.S. government securities and short-term paper. BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BlackRock Fund Advisors (“BFA” or the “Manager”), has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BTC’s request, will cease using the “LifePath” name.

LifePath Fund	Master Portfolio in which the LifePath Fund invests
BlackRock LifePath® Retirement Fund	LifePath® Retirement Master Portfolio

BlackRock LifePath® 2020 Fund	LifePath® 2020 Master Portfolio

BlackRock LifePath® 2025 Fund	LifePath® 2025 Master Portfolio

BlackRock LifePath® 2030 Fund	LifePath® 2030 Master Portfolio

BlackRock LifePath® 2035 Fund	LifePath® 2035 Master Portfolio

BlackRock LifePath® 2040 Fund	LifePath® 2040 Master Portfolio

BlackRock LifePath® 2045 Fund	LifePath® 2045 Master Portfolio

BlackRock LifePath® 2050 Fund	LifePath® 2050 Master Portfolio

BlackRock LifePath® 2055 Fund	LifePath® 2055 Master Portfolio

The investment objective and policies of a LifePath Fund determine the allocation of assets to the combination of Underlying Funds, the degree of risk to which the LifePath Fund is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Fund will be achieved.

Master/Feeder Structure

Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio, which in turn invests in a combination of Underlying Funds. In other words, the Funds are “Feeder Funds” into the Master Portfolios, and the Master Portfolios in turn are “Funds of Funds.” The Board believes that neither a LifePath Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, although it is unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

A LifePath Fund may withdraw its investment in the corresponding Master Portfolio only if the Board determines that such action is in the best interests of such LifePath Fund and its shareholders. Prior to any such withdrawal, the Board would consider alternative investments, including investing all of the LifePath Fund’s assets in another investment company with substantially the same investment objective as the LifePath Fund or hiring an investment adviser to manage the LifePath Fund’s assets in accordance with the investment policies described above with respect to the LifePath Fund and its Master Portfolios.

Whenever a LifePath Fund, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Fund receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolios that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio.

A LifePath Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Fund. Each LifePath Fund will provide its shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Fund or the corresponding Master Portfolio, to the extent possible.

Each LifePath Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and exchange traded funds that are not advised by BFA or its affiliates (collectively, “BlackRock”), which are designed to provide commodity exposure without direct investment by such LifePath Fund in physical commodities or commodities futures contracts.

* * *

Set forth below are descriptions of some of the types of investments and investment strategies that a LifePath Fund and its Underlying Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information contained in this section about the risks and considerations associated with a LifePath Fund’s investments and/or investment strategies applies only to those LifePath Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s SAI.

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
144A Securities	x	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x	x	x	x	x
Asset-Based Securities	x	x	x	x	x	x	x	x	x
Precious Metal-Related Securities	x	x	x	x	x	x	x	x	x
Bank Loans	x	x	x	x	x	x	x	x	x
Borrowing and Leverage	x	x	x	x	x	x	x	x	x
Cash Flows; Expenses	x	x	x	x	x	x	x	x	x
Cash Management	x	x	x	x	x	x	x	x	x
Collaterallized Debt Obligations	x	x	x	x	x	x	x	x	x
Collaterallized Loan Obligations	x	x	x	x	x	x	x	x	x
Collaterallized Bond Obligations	x	x	x	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x	x	x	x
Commodity-Linked Derivative Instruments and Hybrid Instruments	x	x	x	x	x	x	x	x	x
Convertible Securities	x	x	x	x	x	x	x	x	x
Cyber Security Issues	x	x	x	x	x	x	x	x	x
Debt Securities	x	x	x	x	x	x	x	x	x
Depositary Receipts (ADRs, EDRs and GDRs)	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Hedging	x	x	x	x	x	x	x	x	x
Indexed and Inverse Floating Rate Securities	x	x	x	x	x	x	x	x	x
Swap Agreements	x	x	x	x	x	x	x	x	x
Interest Rate Swaps, Caps and Floors	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Credit Default Swap Agreements and Similar Instruments	x	x	x	x	x	x	x	x	x
Contracts for Difference	x	x	x	x	x	x	x	x	x
Credit Linked Securities	x	x	x	x	x	x	x	x	x
Interest Rate Transactions and Swaptions	x	x	x	x	x	x	x	x	x
Total Return Swap Agreements	x	x	x	x	x	x	x	x	x
Types of Options	x	x	x	x	x	x	x	x	x
Options on Securities and Securities Indices	x	x	x	x	x	x	x	x	x
Call Options	x	x	x	x	x	x	x	x	x
Put Options	x	x	x	x	x	x	x	x	x
Options on Government National Mortgage Association (“GNMA”) Certificates	x	x	x	x	x	x	x	x	x
Risks Associated with Options	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x
Risks Associated with Futures	x	x	x	x	x	x	x	x	x
Foreign Exchange Transactions	x	x	x	x	x	x	x	x	x
Forward Foreign Exchange Transactions	x	x	x	x	x	x	x	x	x
Currency Futures	x	x	x	x	x	x	x	x	x
Currency Options	x	x	x	x	x	x	x	x	x
Currency Swaps	x	x	x	x	x	x	x	x	x
Limitations on Currency Transactions	x	x	x	x	x	x	x	x	x
Risk Factors in Hedging Foreign Currency	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Risk Factors in Derivatives	x	x	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x	x	x
Correlation Risk	x	x	x	x	x	x	x	x	x
Index Risk	x	x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	x	x	x	x	x	x	x	x	x
Distressed Securities	x	x	x	x	x	x	x	x	x
Dollar Rolls	x	x	x	x	x	x	x	x	x
Equity Securities	x	x	x	x	x	x	x	x	x
Exchange Traded Notes	x	x	x	x	x	x	x	x	x
Foreign Investment Risks	x	x	x	x	x	x	x	x	x
Foreign Market Risk	x	x	x	x	x	x	x	x	x
Foreign Economy Risk	x	x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x	x	x	x	x	x	x	x	x
Governmental Supervision and Regulation / Accounting Standards	x	x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x	x	x	x	x	x	x
Publicly Available Information	x	x	x	x	x	x	x	x	x
Settlement Risk	x	x	x	x	x	x	x	x	x
Funding Agreements	x	x	x	x	x	x	x	x	x
Guarantees	x	x	x	x	x	x	x	x	x
Illiquid or Restricted Securities	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Inflation-Indexed Bonds	x	x	x	x	x	x	x	x	x
Inflation Risk	x	x	x	x	x	x	x	x	x
Information Concerning the Indices	x	x	x	x	x	x	x	x	x
Standard & Poor’s 500 Index	x	x	x	x	x	x	x	x	x
Russell Indexes	x	x	x	x	x	x	x	x	x
MSCI Indexes	x	x	x	x	x	x	x	x	x
Investment Grade Debt Obligations	x	x	x	x	x	x	x	x	x
Investment in Emerging Markets	x	x	x	x	x	x	x	x	x
Brady Bonds	x	x	x	x	x	x	x	x	x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x	x
Exchange Traded Funds	x	x	x	x	x	x	x	x	x
Junk Bonds	x	x	x	x	x	x	x	x	x
Lease Obligations	x	x	x	x	x	x	x	x	x
Life Settlement Investments	x	x	x	x	x	x	x	x	x
Liquidity Management	x	x	x	x	x	x	x	x	x
Master Limited Partnerships	x	x	x	x	x	x	x	x	x
Merger Transaction Risk	x	x	x	x	x	x	x	x	x
Mezzanine Investments	x	x	x	x	x	x	x	x	x
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	x	x	x	x	x	x	x	x	x
Money Market Securities	x	x	x	x	x	x	x	x	x
Mortgage-Related Securities	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	x	x	x	x	x	x	x	x	x
Collateralized Mortgage Obligations (“CMOs”)	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Adjustable Rate Mortgage Securities	x	x	x	x	x	x	x	x	x
CMO Residuals	x	x	x	x	x	x	x	x	x
Stripped Mortgage- Backed Securities	x	x	x	x	x	x	x	x	x
Tiered Index Bonds	x	x	x	x	x	x	x	x	x
TBA Commitments	x	x	x	x	x	x	x	x	x
Municipal Investments	x	x	x	x	x	x	x	x	x
Risk Factors and Special Considerations Relating to Municipal Bonds	x	x	x	x	x	x	x	x	x
Description of Municipal Bonds	x	x	x	x	x	x	x	x	x
General Obligation Bonds	x	x	x	x	x	x	x	x	x
Revenue Bonds	x	x	x	x	x	x	x	x	x
Private Activity Bonds (“PABs”)	x	x	x	x	x	x	x	x	x
Moral Obligation Bonds	x	x	x	x	x	x	x	x	x
Municipal Notes	x	x	x	x	x	x	x	x	x
Municipal Commercial Paper	x	x	x	x	x	x	x	x	x
Municipal Lease Obligations	x	x	x	x	x	x	x	x	x
Tender Option Bonds	x	x	x	x	x	x	x	x	x
Yields	x	x	x	x	x	x	x	x	x
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	x	x	x	x	x	x	x	x	x
Transactions in Financial Futures Contracts	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Call Rights	x	x	x	x	x	x	x	x	x
Municipal Interest Rate Swap Transactions	x	x	x	x	x	x	x	x	x
Insured Municipal Bonds	x	x	x	x	x	x	x	x	x
Build America Bonds	x	x	x	x	x	x	x	x	x
Net Interest Margin (“NIM”) Securities	x	x	x	x	x	x	x	x	x
Participation Notes	x	x	x	x	x	x	x	x	x
Pay-in-kind-Bonds	x	x	x	x	x	x	x	x	x
Portfolio Turnover Rates	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x
Real Estate Related Securities	x	x	x	x	x	x	x	x	x
Real Estate Investment Trusts (“REITs”)	x	x	x	x	x	x	x	x	x
Repurchase Agreements and Purchase and Sale Contracts	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x	x	x	x
Rights Offerings and Warrants to Purchase	x	x	x	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x
Sovereign Debt	x	x	x	x	x	x	x	x	x
Standby Commitment Agreements	x	x	x	x	x	x	x	x	x
Stripped Securities	x	x	x	x	x	x	x	x	x
Structured Notes	x	x	x	x	x	x	x	x	x
Supranational Entities	x	x	x	x	x	x	x	x	x
Tax-Exempt Derivatives	x	x	x	x	x	x	x	x	x

	BlackRock LifePath® Retirement Fund	BlackRock LifePath® 2020 Fund	BlackRock LifePath® 2025 Fund	BlackRock LifePath® 2030 Fund	BlackRock LifePath® 2035 Fund	BlackRock LifePath® 2040 Fund	BlackRock LifePath® 2045 Fund	BlackRock LifePath® 2050 Fund	BlackRock LifePath® 2055 Fund
Tax-Exempt Preferred Shares	x	x	x	x	x	x	x	x	x
Taxability Risk	x	x	x	x	x	x	x	x	x
Trust Preferred Securities	x	x	x	x	x	x	x	x	x
U.S. Government Obligations	x	x	x	x	x	x	x	x	x
U.S. Treasury Obligations	x	x	x	x	x	x	x	x	x
Utility Industries	x	x	x	x	x	x	x	x	x
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x
Yields and Ratings	x	x	x	x	x	x	x	x	x
Zero Coupon Securities	x	x	x	x	x	x	x	x	x

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a LifePath Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

The LifePath Funds may have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as a commodity pool. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the LifePath Funds, has filed a claim with the CFTC for the LifePath Funds to rely on this no-action relief. Accordingly, BFA is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act in respect of the LifePath Funds.

II.	Investment Restrictions

The Trust, on behalf of the LifePath Funds, has adopted restrictions and policies relating to investment of the LifePath Funds’ assets and their activities. Certain of the restrictions are fundamental policies of a LifePath Fund and may not be changed without the approval of the holders of a majority of the LifePath Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or

(ii) more than 50% of the outstanding shares). The Trust, on behalf of the LifePath Funds, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a LifePath Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Fundamental Investment Restrictions

The LifePath Funds are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a LifePath Fund’s investments in that industry would equal or exceed 25% of the current value of the LifePath Fund’s total assets, provided that this restriction does not limit a LifePath Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a LifePath Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the LifePath Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a LifePath Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a LifePath Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the LifePath Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the LifePath Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the LifePath Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions

The LifePath Funds are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

As a matter of non-fundamental policy:

(1) Each LifePath Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Fund;

(2) Each LifePath Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each LifePath Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a LifePath Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each LifePath Fund may not purchase securities on margin, but each LifePath Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Fund may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Fund. See “Investment Objectives and Policies — Master/Feeder Structure.” In addition, the Underlying Funds in which the LifePath Funds may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Funds to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

Fundamental Investment Restrictions of the Master Portfolios

The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Master Portfolios

The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

III.	Information on Trustees and Officers

The Board consists of fifteen individuals (each, a “Trustee”), fourteen of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board has overall responsibility for the oversight of the Trust and the LifePath Funds. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of LifePath Fund management, in executive session or with other service providers to the LifePath Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the LifePath Funds on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the LifePath Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the LifePath Funds’ investment objectives and strategies. The Board reviews, on an ongoing basis, the LifePath Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the LifePath Funds.

Day-to-day risk management with respect to the LifePath Funds is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The LifePath Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the LifePath Funds. Risk oversight forms part of the Board’s general oversight of the LifePath Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the LifePath Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the LifePath Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the LifePath Funds’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the LifePath Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Frank J. Fabozzi, Herbert I. London, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the

Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each LifePath Fund; (3) review the conduct and results of each independent audit of each LifePath Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Trust management regarding the accounting or financial reporting policies and practices of each LifePath Fund and the internal controls of each LifePath Fund and certain service providers; (5) oversee the performance of each LifePath Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each LifePath Fund’s Independent Registered Public Accounting Firm the performance and findings of each LifePath Fund’s internal auditors; (7) discuss with Trust management its policies regarding risk assessment and risk management as such matters relate to each LifePath Fund’s financial reporting and controls; (8) resolve any disagreements between Trust management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina S. Horner (Chair), Collette Chilton, Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by LifePath Fund shareholders as it deems appropriate. LifePath Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2014, the Governance Committee met four times.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Ian A. MacKinnon, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BFA and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2014, the Compliance Committee met four times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Collette Chilton, Frank J. Fabozzi, Ian A. MacKinnon,

Toby Rosenblatt, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each LifePath Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each LifePath Fund’s investment objectives, policies and practices; (2) review information on each LifePath Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each LifePath Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2014, the Performance Oversight Committee met four times.

The members of the Executive Committee (the “Executive Committee”) are Dr. Matina S. Horner and Rodney D. Johnson, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2014, the Executive Committee held one formal meeting. The Executive Committee met informally numerous times throughout the fiscal year.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the LifePath Funds’ investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.

Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity- Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Closed-End Complex and its predecessor funds. Dr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experience as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the funds in the Closed-End Complex also provides him with an understanding of the LifePath Funds, their operations, and the business and regulatory issues facing the LifePath Funds.

Dr. Matina S. Horner	Dr. Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, an internationally recognized think tank and public policy research organization in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Ian A. MacKinnon	Ian A. MacKinnon joined as a member of the boards of the funds in the Equity-Liquidity Complex in 2012. Mr. MacKinnon spent over 25 years in fixed-income investing. He served over 20 years as a portfolio manager at The Vanguard Group and was managing director and head of the Vanguard Fixed Income Group. The Board benefits from the perspective and experience he has gained over 25 years in portfolio management and his expertise in the fixed-income markets. Mr. MacKinnon has also served as a board member of the Municipal Securities Rulemaking Board.

Trustees	Experience, Qualifications and Skills

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Interested Trustee

Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Independent Trustees

David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2009 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None

Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 155 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	2014 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 231 Portfolios	None

Dr. Matina S. Horner[4] 55 East 52nd Street New York, NY 10055 1939	Trustee	2009 to present	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[5] 55 East 52nd Street New York, NY 10055 1941	Trustee	2009 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2009 to present	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	2012 to present	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2009 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid Inc. (manufacturing)

Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2009 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	2009 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 155 Portfolios	None

Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2009 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

Interested Trustee[8]

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Trustee	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 231 Portfolios	None

[1]

Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[2]

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affilates in 1988.

[3]	Chair of the Performance Oversight Committee.
[4]	Chair of the Governance Committee.
[5]	Chair of the Board.
[6]	Chair of the Compliance Committee.
[7]	Chair of the Audit Committee.
[8]	Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	33 RICs consisting of 155 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 133 Portfolios	None

Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 253 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2009 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	137 RICs consisting of 329 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2009 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	137 RICs consisting of 329 Portfolios	None

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	142 RICs consisting of 640 Portfolios	None

Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.	142 RICs consisting of 640 Portfolios	None

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the Trust from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	61 RICs consisting of 253 Portfolios	None

[1]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership Information

Information relating to each Trustee’s share ownership in the LifePath Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2014, is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity Securities in the LifePath Funds	Aggregate Dollar Range of Securities in the Supervised Funds

Interested Trustee:

Barbara G. Novick[1]	None	Over $100,000

Independent Trustees:

David O. Beim	None	Over $100,000

Collette Chilton[1]	None	None

Frank J. Fabozzi	None	$50,001-$100,000

Dr. Matina S. Horner	None	Over $100,000

Rodney D. Johnson	None	Over $100,000

Herbert I. London	None	$50,001-$100,000

Ian A. MacKinnon	None	Over $100,000

Cynthia A. Montgomery	None	Over $100,000

Joseph P. Platt	None	Over $100,000

Robert C. Robb, Jr.	None	Over $100,000

Toby Rosenblatt	None	Over $100,000

Mark Stalnecker[1]	None	None

Kenneth L. Urish	None	Over $100,000

Frederick W. Winter	None	Over $100,000

[1]	Each of Mses. Novick and Chilton and Mr. Stalnecker was appointed to serve as a Trustee of the Trust and MIP effective January 1, 2015.

As of April 1, 2015, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of any class of the outstanding shares of each LifePath Fund. As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of BFA.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as a board member of the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $10,000 Board meeting fee to be paid for each in-person board meeting attended (a $5,000 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Board is paid an additional annual retainer of $120,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.

The following table sets forth the compensation the Trust paid to the Trustees on behalf of the Master Portfolios for the fiscal year ended December 31, 2014 and the aggregate compensation paid to them by all

BlackRock-advised Funds for the calendar year ended December 31, 2014. The Trustees do not receive additional compensation from the Trust with respect to the LifePath Funds.

Trustees	LifePath® Retirement Master Portfolio	LifePath® 2020 Master Portfolio	LifePath® 2025 Master Portfolio	LifePath® 2030 Master Portfolio	LifePath® 2035 Master Portfolio

Independent Trustees

David O. Beim[2]	$3,302	$5,740	$363	$5,396	$341

Collette Chilton[3]	None	None	None	None	None

Frank J. Fabozzi	$2,861	$4,615	$755	$4,370	$740

Ronald W. Forbes[4]	$3,704	$6,461	$379	$6,073	$355

Dr. Matina S. Horner[5]	$3,302	$5,740	$363	$5,396	$341

Rodney D. Johnson[6]	$3,704	$6,461	$379	$6,073	$355

Herbert I. London	$3,201	$5,559	$358	$5,227	$338

Ian A. MacKinnon	$3,201	$5,559	$358	$5,227	$338

Cynthia A. Montgomery	$3,253	$5,652	$360	$5,314	$339

Joseph P. Platt[7]	$3,302	$5,740	$363	$5,396	$341

Robert C. Robb, Jr.	$3,201	$5,559	$358	$5,227	$338

Toby Rosenblatt	$3,201	$5,559	$358	$5,227	$338

Mark Stalnecker[3]	None	None	None	None	None

Kenneth L. Urish[8]	$3,402	$5,920	$367	$5,566	$344

Frederick W. Winter	$3,201	$5,559	$358	$5,227	$338

Interested Trustees

Paul L. Audet[4]	None	None	None	None	None

Henry Gabbay[4]	$2,131	$3,754	$192	$3,530	$179

Barbara G. Novick[3]	None	None	None	None	None

Trustees	LifePath® 2040 Master Portfolio	LifePath® 2045 Master Portfolio	LifePath® 2050 Master Portfolio	LifePath® 2055 Master Portfolio	Aggregate Compensation from the Master Portfolios and Other BlackRock- Advised Funds[1]

Independent Trustees

David O. Beim[2]	$4,236	$296	$1,021	$258	$330,000

Collette Chilton[3]	None	None	None	None	None

Frank J. Fabozzi	$3,532	$706	$1,219	$677	$581,750

Ronald W. Forbes[4]	$4,761	$304	$1,124	$261	$370,000

Dr. Matina S. Horner[5]	$4,236	$296	$1,021	$258	$330,000

Rodney D. Johnson[6]	$4,761	$304	$1,124	$261	$370,000

Herbert I. London	$4,105	$294	$995	$257	$320,000

Ian A. MacKinnon	$4,105	$294	$995	$257	$320,000

Cynthia A. Montgomery	$4,173	$295	$1,008	$257	$325,000

Joseph P. Platt[7]	$4,236	$296	$1,021	$258	$330,000

Robert C. Robb, Jr.	$4,105	$294	$995	$257	$320,000

Toby Rosenblatt	$4,105	$294	$995	$257	$320,000

Mark Stalnecker[3]	None	None	None	None	None

Kenneth L. Urish[8]	$4,368	$298	$1,046	$258	$340,000

Frederick W. Winter	$4,105	$294	$995	$257	$320,000

Interested Trustees

Paul L. Audet[4]	None	None	None	None	None

Henry Gabbay[4]	$2,755	$149	$632	$122	$640,000

Barbara G. Novick[3]	None	None	None	None	None

[1]	For the number of BlackRock-advised RICs and Portfolios from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-19.

[2]	Chair of the Performance Oversight Committee.
[3]	Each of Ms. Chilton, Mr. Stalnecker and Ms. Novick was appointed to serve as a Trustee of the Trust and MIP effective January 1, 2015.
[4]

Messrs. Audet and Gabbay resigned as Trustees of the Trust and MIP and Mr. Forbes resigned as a Trustee of the Trust and MIP and as Co-Chair of the Boards effective December 31, 2014. Messrs. Audet and Forbes also resigned as a director or trustee of all other BlackRock-advised Funds effective December 31, 2014.

[5]	Chair of the Governance Committee.
[6]	Chair of the Board.
[7]	Chair of the Compliance Committee.
[8]	Chair of the Audit Committee.

IV.	Management and Advisory Arrangements

Investment Adviser

BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is an indirect wholly-owned subsidiary of BlackRock, Inc.

The corresponding Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The corresponding Advisory Contract is terminable without penalty on 60 days’ written notice by either party. The corresponding Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

BFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BFA has contractually agreed to waive its management fee charged at the Master Portfolio level in an amount equal to the management fees received by BFA and administration fees, if any, received by BlackRock Advisors, LLC (“BAL”) from each Underlying Fund in which the Master Portfolio invests through

April 30, 2016 in order to avoid duplication of such fees. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each LifePath Fund paid the following management fees to BFA, net of waivers and/or offsetting credits:

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® Retirement Master Portfolio	$1,163,438	$970,448	$1,012,206

LifePath® 2020 Master Portfolio	$1,594,828	$1,292,318	$1,386,812

LifePath® 2025 Master Portfolio	$(16,929)	$(3,679)	$(2,605)

LifePath® 2030 Master Portfolio	$1,076,869	$827,877	$814,365

LifePath® 2035 Master Portfolio	$(21,610)	$(10,918)	$(15,078)

LifePath® 2040 Master Portfolio	$608,105	$401,647	$325,126

LifePath® 2045 Master Portfolio	$(26,077)	$(20,434)	$(24,704)

LifePath® 2050 Master Portfolio	$44,252	$61,337	$10,367

LifePath® 2055 Master Portfolio	$(27,749)	$(26,144)	$(29,413)

For the fiscal years shown below, BFA waived the following management fees with respect to the Master Portfolios in which the LifePath Funds invest:

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® Retirement Master Portfolio	$3,758,401	$4,389,071	$4,489,152

LifePath® 2020 Master Portfolio	$6,800,780	$8,031,419	$8,528,728

LifePath® 2025 Master Portfolio	$53,787	$130,827	$205,406

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® 2030 Master Portfolio	$6,265,553	$7,648,029	$8,478,866

LifePath® 2035 Master Portfolio	$39,885	$104,240	$180,601

LifePath® 2040 Master Portfolio	$4,958,469	$6,121,199	$6,865,272

LifePath® 2045 Master Portfolio	$18,886	$56,590	$108,979

LifePath® 2050 Master Portfolio	$685,440	$1,096,907	$1,382,006

LifePath® 2055 Master Portfolio	$4,662	$19,020	$41,836

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolios. Each of BAL and BFA, as applicable, has contractually undertaken, through April 30, 2025, to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against management fees paid by the Master Portfolios in which the LifePath Funds invest:

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® Retirement Master Portfolio	$72,160	$80,670	$75,993

LifePath® 2020 Master Portfolio	$102,794	$118,514	$113,481

LifePath® 2025 Master Portfolio	$29,473	$30,256	$31,818

LifePath® 2030 Master Portfolio	$93,945	$110,178	$108,487

LifePath® 2035 Master Portfolio	$29,300	$29,929	$31,444

LifePath® 2040 Master Portfolio	$78,244	$91,383	$90,908

LifePath® 2045 Master Portfolio	$29,056	$29,385	$30,692

LifePath® 2050 Master Portfolio	$35,838	$40,191	$41,917

LifePath® 2055 Master Portfolio	$28,450	$28,915	$30,062

Underlying Funds. BFA or its affiliate serves as investment adviser to certain Underlying Funds. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds’ management fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2015 but BFA may, at its discretion, add, eliminate or replace Underlying Funds at any time without notice to shareholders.

Underlying Fund	Advisory Fee

Active Stock Master Portfolio	0.24%[1,2]

Russell 1000 Index Master Portfolio	0.05%[1]

BlackRock Cash Funds: Institutional	0.07%[1,3]

BlackRock Emerging Markets Fund, Inc	1.00%[1,4]

CoreAlpha Bond Master Portfolio	0.24%[1,5]

International Tilts Master Portfolio	0.40%[1,6]

iShares Cohen & Steers REIT ETF	0.35%[1,7]

iShares MSCI Canada ETF	0.53%[1,8]

iShares MSCI EAFE Small-Cap ETF	0.40%[1]

iShares International Developed Real Estate ETF	0.48%[1]

iShares TIPS Bond ETF	0.20%[1,9]

Master Small Cap Index Series	0.01%[1,10]

[1]

BFA has contractually agreed to waive management fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the management fees charged by BFA or its affiliates to the Underlying Fund until May 1, 2016. This waiver does not apply to the Underlying Funds that are not advised by BFA or its affiliates.

[2]

For its investment advisory services to Active Stock Master Portfolio, BFA is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 0.25% per annum of the first $1.0 billion of average daily net assets, plus 0.24% per annum of the average daily net assets exceeding $1.0 billion, up to and including

$3.0 billion, plus 0.23% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.22% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.21% per annum of the average daily net assets in excess of $10.0 billion.

[3]

The management fee for the BlackRock Cash Funds: Institutional is 0.10%, however BFA has contractually agreed to waive a portion of its management fee until May 1, 2016. After giving effect to such contractual waiver, the management fee will be 0.07%.

[4]

For its investment advisory services to BlackRock Emerging Markets Fund, Inc., BAL is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 1.00% per annum of the first $1.0 billion of average daily net assets, plus 0.94% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.90% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.87% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.85% per annum of the average daily net assets in excess of $10.0 billion.

[5]

For its investment advisory services to CoreAlpha Bond Master Portfolio, BAL is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 0.25% per annum of the first $1.0 billion of average daily net assets, plus 0.24% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.23% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.22% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.21% per annum of the average daily net assets in excess of $10.0 billion.

[6]

For its investment advisory services to International Tilts Master Portfolio, BAL is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 0.40% per annum of the first $1.0 billion of average daily net assets, plus 0.38% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.36% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.35% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.34% per annum of the average daily net assets in excess of $10.0 billion.

[7]

Effective July 1, 2013, for its investment advisory services, BFA is entitled to receive a management fee from iShares Cohen & Steers REIT ETF corresponding to iShares Cohen & Steers REIT ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares 1-3 Year Credit Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value EFT, iShares S&P Mid-Cap 400 Growth EFT, iShares TIPS Bond ETF and iShares Cohen & Steers REIT ETF. The aggregate management fee is calculated as follows: 0.3500% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.3325% per annum of the aggregate net assets greater than $121.0 billion up to and including $211.0 billion, plus 0.3159% per annum of the aggregate net assets greater than $211.0 billion. As of April 30, 2014, BFA received a management fee from iShares Cohen & Steers REIT ETF based on a percentage of iShares Cohen & Steers REIT ETF’s average daily net assets at an annual rate of 0.35%.

[8]

For its investment advisory services BFA is entitled to receive a management fee from iShares MSCI Canada ETF corresponding to iShares MSCI Canada ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia ETF, iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Canada ETF, iShares MSCI EMU ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Hong Kong ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Italy Capped ETF, iShares MSCI Japan ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Mexico Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Singapore ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF. Effective July 1, 2014, the aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion, up to and including $72.0 billion, plus 0.36% per annum of aggregate net assets in excess of $72.0 billion.

[9]

For its investment advisory services, BFA is entitled to receive a management fee from iShares TIPS Bond ETF corresponding to iShares TIPS Bond ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares 1-3 Year Credit Bond ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF. The aggregate management fee is calculated as follows: 0.2000% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.1900% per annum of the aggregate net assets greater than $121.0 billion, up to and including $211.0 billion, plus 0.1805% per annum of the aggregate net assets greater than $211.0 billion. As of October 31, 2014, BFA received a management fee from iShares TIPS Bond ETF based on a percentage of iShares TIPS Bond ETF’s average daily net assets at an annual rate of 0.20%.

[10]

The management fee for Master Small Cap Index Series is 0.01%, however, BAL has contractually agreed to waive a portion of its fee until May 1, 2016 in order to limit total operating expenses incurred to 0.08% of Master Small Cap Index Series average daily net assets.

Administration Arrangements

Effective July 1, 2012, the Trust has engaged BAL to provide certain administration services to the LifePath Funds. BAL and its affiliates provide the LifePath Funds with administration services, including management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Funds’ administrative operations, preparation of proxy statements and shareholder reports. BAL and its affiliates also furnish office space and certain facilities to conduct the LifePath Funds’ business and compensate the Trust’s Trustees, officers and employees who are affiliated with BAL. BAL is entitled to receive an annual administration fee of 0.50% of average daily net assets of Investor A, Investor C,

Institutional and Class R Shares and 0.15% of average daily net assets of Class K Shares of each LifePath Fund for providing administrative services. Prior to July 1, 2012, BTC was each LifePath Fund’s administrator and served subject to terms that are substantially similar to those set forth in the prospectuses and in this SAI with respect to BAL.

The term “Administrator” in this SAI means BAL or BTC, as applicable.

BAL also may engage and supervise Shareholder Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of Investor A, Investor C, Institutional and Class R Shares of the LifePath Funds.

BAL has engaged State Street Bank and Trust Company (“State Street”) to provide certain sub-administrative services to the LifePath Funds. BAL, not the LifePath Funds, is responsible for providing compensation to State Street for such services.

BAL has also agreed to bear all costs of the LifePath Funds’ operations, including shareholder servicing fees described below, other than brokerage expenses, management fees, distribution plan expenses, certain fees and expenses related to the Trust’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BAL has contracted with State Street to provide certain sub-administration services for the LifePath Funds, and BAL pays State Street for these services.

For the fiscal years shown below, the LifePath Funds paid the following administration fees to the Administrator, net of waivers and/or offsetting credits:

	Fiscal Year Ended December 31
LifePath Fund	2012	2013	2014

BlackRock LifePath® Retirement Fund	$2,976,903	$2,737,792	$2,212,016

BlackRock LifePath® 2020 Fund	$5,630,916	$5,601,461	$4,947,121

BlackRock LifePath® 2025 Fund	$70,639	$204,462	$314,331

BlackRock LifePath® 2030 Fund	$4,918,492	$5,125,673	$4,645,031

BlackRock LifePath® 2035 Fund	$43,787	$155,874	$261,601

BlackRock LifePath® 2040 Fund	$3,910,081	$4,235,329	$3,957,017

BlackRock LifePath® 2045 Fund	$10,499	$73,857	$145,002

BlackRock LifePath® 2050 Fund	$622,474	$951,374	$928,581

BlackRock LifePath® 2055 Fund	$(11,796)	$11,420	$41,685

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the Independent Registered Public Accounting Firm that provides audit services in connection with the LifePath Funds (collectively referred to as the “Independent Expenses”) are paid directly by the LifePath Funds. Each of BAL and BFA, as applicable, has contractually undertaken, through April 30, 2025, to reimburse or provide an offsetting credit to the LifePath Funds for such Independent Expenses. For the fiscal years shown below, the Administrator provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath Funds:

	Fiscal Year Ended December 31,
LifePath Fund	2012	2013	2014

BlackRock LifePath® Retirement Fund	$19,356	$19,317	$18,651

BlackRock LifePath® 2020 Fund	$19,356	$19,317	$18,651

BlackRock LifePath® 2025 Fund	$19,356	$19,345	$18,640

BlackRock LifePath® 2030 Fund	$19,356	$19,317	$18,651

BlackRock LifePath® 2035 Fund	$19,356	$19,345	$18,640

BlackRock LifePath® 2040 Fund	$19,356	$19,317	$18,651

BlackRock LifePath® 2045 Fund	$19,356	$19,345	$18,640

BlackRock LifePath® 2050 Fund	$19,356	$19,317	$18,651

BlackRock LifePath® 2055 Fund	$18,938	$19,307	$18,640

Information Regarding the Portfolio Managers

Alan Mason and Amy Whitelaw, the portfolio managers, are jointly and primarily responsible for the day-to-day management of each Master Portfolio’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Master Portfolios, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2014.

LifePath Retirement Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$18.89 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2020 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$18.62 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2025 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2030 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$18.56 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2035 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2040 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$18.61 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2045 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2050 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$19.03 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

LifePath 2055 Master Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Alan Mason	305	406	280	0	0	0
	$672.0 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0

Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Mason and Ms. Whitelaw is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Mason has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Ownership

As of December 31, 2014, the portfolio managers beneficially owned no interests in any of the LifePath Funds that invest in Master Portfolios for which they are primarily responsible for the day-to-day management.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the LifePath Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the LifePath Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the LifePath Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the LifePath Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain Fund managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a LifePath Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these LifePath Funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Shareholder Servicing Agents

The Board has adopted a Shareholder Servicing Plan pursuant to which the LifePath Funds have entered or may enter into Shareholder Servicing Agreements with BAL and other entities, and BAL may also enter into such Agreements with such other entities (including BlackRock, BRIL, PNC, Barclays and their affiliates) (collectively, “Shareholder Servicing Agents”) for the provision of certain services to holders of Investor A, Investor C, Institutional and Class R Shares. No such agreements are contemplated in respect of Class K Shares. The shareholder services provided by BAL or Shareholder Servicing Agents may include serving as an agent of the LifePath Funds for purposes of accepting orders for purchases and redemptions of LifePath Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Fund accounts, keeping records, transmitting reports and communications from the LifePath Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administration Arrangements,” BAL pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BAL or the LifePath Funds’ other service providers. For providing some or all of these services for investors in shares of each LifePath Fund, each Shareholder Servicing Agent is entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of shares of each LifePath Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Funds’ Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian

State Street Bank and Trust Company (previously defined as “State Street”) is the custodian for each LifePath Fund and Master Portfolio and is located at 100 Summer Street, Boston, Massachusetts 02110. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Funds and Master Portfolios; receives and delivers all assets for the LifePath Funds and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Funds and Master Portfolios; and pays all expenses of the LifePath Funds. On a monthly basis, State Street nets each LifePath Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a LifePath Fund’s fiscal year will not expire. Net debits at the end of a given month are added to each LifePath Fund’s custody bill and paid by the LifePath Fund.

Transfer and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, acts as each LifePath Fund’s transfer and dividend disbursing agent and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

Credit Agreement

MIP, on behalf of each Master Portfolio, along with certain other funds managed by BFA and its affiliates, is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, which facility terminates on April 21, 2016, unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain funds, other Participating Funds, including the Master Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Each Master Portfolio may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. Each Master Portfolio may not borrow under the Credit Agreement for leverage. Each Master Portfolio may borrow up to the maximum amount allowable under its current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Master Portfolio which may impact the Master Portfolio’s net expenses. The costs of borrowing may reduce a Master Portfolio’s return. Each Master Portfolio is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a Master Portfolio borrows pursuant to the Credit Agreement, such borrower is charged interest at a variable rate.

V.	Information on Distribution Related Expenses

Distributor

BlackRock Investments, LLC (“BRIL”) is the distributor for the LifePath Funds’ shares. BRIL is a registered broker-dealer located at 40 East 52nd Street, New York, New York 10022. The Trust has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each LifePath Fund on a continuous basis.

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the LifePath Funds, including the amounts paid to affiliates of BFA, for the periods indicated.

Investor A Sales Charge Information

	Fiscal Year Ended December 31, 2014
LifePath Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Retirement Fund	$14,893	$1,103	$1,103	$0

BlackRock LifePath® 2020 Fund	$13,083	$1,079	$1,079	$0

BlackRock LifePath® 2025 Fund	$10,763	$525	$525	$0

BlackRock LifePath® 2030 Fund	$20,527	$1,845	$1,845	$0

BlackRock LifePath® 2035 Fund	$13,440	$1,185	$1,185	$0

BlackRock LifePath® 2040 Fund	$10,057	$735	$735	$0

BlackRock LifePath® 2045 Fund	$9,576	$741	$741	$0

BlackRock LifePath® 2050 Fund	$11,991	$732	$732	$0

BlackRock LifePath® 2055 Fund	$4,092	$256	$256	$0

	Fiscal Year Ended December 31, 2013
LifePath Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Retirement Fund	$9,777	$593	$593	$4

BlackRock LifePath® 2020 Fund	$11,134	$652	$652	$0

BlackRock LifePath® 2025 Fund	$12,350	$663	$663	$0

BlackRock LifePath® 2030 Fund	$35,908	$3,484	$3,484	$0

BlackRock LifePath® 2035 Fund	$7,458	$511	$511	$0

BlackRock LifePath® 2040 Fund	$12,055	$757	$757	$0

BlackRock LifePath® 2045 Fund	$6,139	$299	$299	$0

BlackRock LifePath® 2050 Fund	$5,385	$293	$293	$0

BlackRock LifePath® 2055 Fund	$5,757	$558	$558	$5

	Fiscal Year Ended December 31, 2012
LifePath Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Retirement Fund	$4,907	$255	$255	$0

BlackRock LifePath® 2020 Fund	$16,420	$1,262	$1,262	$0

BlackRock LifePath® 2025 Fund	$4,525	$228	$228	$0

BlackRock LifePath® 2030 Fund	$7,582	$661	$661	$42

BlackRock LifePath® 2035 Fund	$2,632	$200	$200	$0

BlackRock LifePath® 2040 Fund	$4,386	$230	$230	$0

BlackRock LifePath® 2045 Fund	$2,477	$126	$126	$0

BlackRock LifePath® 2050 Fund	$542	$26	$26	$0

BlackRock LifePath® 2055 Fund	$2,004	$96	$96	$0

Investor C Sales Charge Information

	Fiscal Year Ended December 31, 2014
LifePath Fund	CDSCs Received by BRIL	CDSCs Paid to Affiliates

BlackRock LifePath® Retirement Fund	$169	$169

BlackRock LifePath® 2020 Fund	$62	$62

BlackRock LifePath® 2025 Fund	$139	$139

BlackRock LifePath® 2030 Fund	$8	$8

	Fiscal Year Ended December 31, 2014
LifePath Fund	CDSCs Received by BRIL	CDSCs Paid to Affiliates

BlackRock LifePath® 2035 Fund	$107	$107

BlackRock LifePath® 2040 Fund	$54	$54

BlackRock LifePath® 2045 Fund	$35	$35

BlackRock LifePath® 2050 Fund	$82	$82

BlackRock LifePath® 2055 Fund	$14	$14

	Fiscal Year Ended December 31, 2013
LifePath Fund	CDSCs Received by BRIL	CDSCs Paid to Affiliates

BlackRock LifePath® Retirement Fund	$3	$3

BlackRock LifePath® 2020 Fund	$0	$0

BlackRock LifePath® 2025 Fund	$75	$75

BlackRock LifePath® 2030 Fund	$20	$20

BlackRock LifePath® 2035 Fund	$34	$34

BlackRock LifePath® 2040 Fund	$125	$125

BlackRock LifePath® 2045 Fund	$15	$15

BlackRock LifePath® 2050 Fund	$18	$18

BlackRock LifePath® 2055 Fund	$10	$10

	Fiscal Year Ended December 31, 2012
LifePath Fund	CDSCs Received by BRIL	CDSCs Paid to Affiliates

BlackRock LifePath® Retirement Fund	$50	$50

BlackRock LifePath® 2020 Fund	$0	$0

BlackRock LifePath® 2025 Fund	$197	$197

BlackRock LifePath® 2030 Fund	$48	$48

BlackRock LifePath® 2035 Fund	$421	$421

BlackRock LifePath® 2040 Fund	$0	$0

BlackRock LifePath® 2045 Fund	$208	$208

BlackRock LifePath® 2050 Fund	$0	$0

BlackRock LifePath® 2055 Fund	$600	$600

The table below provides information for the fiscal year ended December 31, 2014 about the distribution and/ or service fees each LifePath Fund paid to BRIL pursuant to the LifePath Funds’ Distribution and Service Plan. A significant amount of the fees collected by BRIL were paid to affiliates, for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution related activities and services for Investor C and Class R Shares.

LifePath Fund	Investor A Shares	Investor C Shares	Class R Shares

BlackRock LifePath® Retirement Fund	$374,906	$11,228	$7,869

BlackRock LifePath® 2020 Fund	$950,688	$26,151	$17,395

BlackRock LifePath® 2025 Fund	$84,497	$24,408	$8,867

BlackRock LifePath® 2030 Fund	$888,535	$27,386	$16,818

BlackRock LifePath® 2035 Fund	$70,845	$14,270	$3,198

BlackRock LifePath® 2040 Fund	$663,677	$21,074	$7,673

BlackRock LifePath® 2045 Fund	$36,716	$12,221	$3,121

BlackRock LifePath® 2050 Fund	$167,904	$5,295	$7,627

BlackRock LifePath® 2055 Fund	$12,463	$4,685	$806

VI.	Computation of Offering Price Per Share

The offering price for a share of a LifePath Fund is computed by dividing the value of the share class’ net assets by the number of shares of that class outstanding for that LifePath Fund. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI.

VII.	Portfolio Transactions and Brokerage

See “Portfolio Transactions and Brokerage” in Part II of this SAI for more information.

Brokerage Commissions

Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer — the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

Information about the brokerage commissions paid by each Master Portfolio is set forth in the following table:

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® Retirement Master Portfolio	$18,558	$20,369	$13,538

LifePath® 2020 Master Portfolio	$45,202	$44,719	$39,810

LifePath® 2025 Master Portfolio	$825	$1,237	$995

LifePath® 2030 Master Portfolio	$56,135	$51,255	$54,732

LifePath® 2035 Master Portfolio	$712	$1,284	$1,195

LifePath® 2040 Master Portfolio	$37,831	$49,873	$55,839

LifePath® 2045 Master Portfolio	$397	$724	$852

LifePath® 2050 Master Portfolio	$10,008	$10,801	$12,719

LifePath® 2055 Master Portfolio	$173	$396	$385

During the past three fiscal years, the Master Portfolios paid no brokerage commissions to brokers affiliated with BFA or MIP.

Each Master Portfolio conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Master Portfolio and to retain an affiliate of the Master Portfolios as lending agent. To the extent that a Master Portfolio engages in securities lending, BlackRock Institutional Trust Company, N.A. (previously defined as “BTC”), an affiliate of BFA, acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by MIP’s Board.

The Master Portfolios retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by BFA or its affiliates, and such fees will not be subject to any waivers. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) each Master Portfolio retains 80% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Under the securities lending program, the Master Portfolios are categorized into specific asset classes. The determination of a Master Portfolio’s asset class category (fixed-income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between MIP and BTC.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Master Portfolio, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income; and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to January 1, 2015, the Master Portfolios had different securities lending arrangements.

For the periods shown below, each Master Portfolio paid securities lending agent fees to the lending agent as follows:

	Fiscal Year Ended December 31,
Master Portfolio	2012	2013	2014

LifePath® Retirement Master Portfolio	$35,592	$40,131	$5,460

LifePath® 2020 Master Portfolio	$76,693	$88,825	$15,508

LifePath® 2025 Master Portfolio	$655	$1,201	$265

LifePath® 2030 Master Portfolio	$82,372	$99,108	$17,947

LifePath® 2035 Master Portfolio	$434	$678	$236

LifePath® 2040 Master Portfolio	$63,772	$84,148	$22,900

LifePath® 2045 Master Portfolio	$198	$396	$257

LifePath® 2050 Master Portfolio	$13,364	$15,318	$4,599

LifePath® 2055 Master Portfolio	$42	$188	$159

As of December 31, 2014, none of the Master Portfolios in which each LifePath Fund invests owned securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.

VIII.	Additional Information

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, with offices at Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the LifePath Funds’ independent registered public accounting firm.

Principal Shareholders

As of March 31, 2015, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Fund’s outstanding Investor A, Investor C, Institutional, Class K or Class R Shares in the listed capacity.

BlackRock LifePath® Retirement Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	77.67%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	6.85%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	56.93%	Investor C Shares

James A. Mayer and Susan F. Mayer JTWROS	301 Bellevue Parkway Wilmington, DE 19809	15.43%	Investor C Shares

*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.80%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	7.84%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	28.40%	Institutional Shares

*Charles Schwab & Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	18.61%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	16.85%	Institutional Shares

Name	Address	%	Class

*Government of Guam Board as Trustee FBO Government of Guam 401A	8515 E. Orchard Road Greenwood Village, CO 80111	7.65%	Institutional Shares

*Northern Trust Company FBO Texas Instruments Corporate	PO Box 92956 Chicago, IL 60675-1001	7.19%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	68.98%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401K	PO Box 7876 Fort Wayne, IN 46801-7876	30.80%	Class R Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	39.58%	Class K Shares

*Mercer Trust Company MMC Supplemental Savings	1 Investors Way Norwood, MA 02062	26.49%	Class K Shares

*Great-West Trust Company TTEE for Employee Benefits Clients 401K	8515 E. Orchard Rd. Greenwood Village, CO 80111	15.30%	Class K Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	13.93%	Class K Shares

BlackRock LifePath® 2020 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	80.07%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	7.34%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	79.83%	Investor C Shares

*LPL Financial	4707 Executive Drive San Diego, CA 92121	5.17%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	33.36%	Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	19.91%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	15.87%	Institutional Shares

*Government of Guam Board as Trustee FBO Government of Guam 401A	8515 E. Orchard Road Greenwood Village, CO 80111	8.57%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	71.02%	Class R Shares

*Ascensus Trust Company FBO Davis Road Oil & Equipment, Inc. 401K Plan	PO Box 10758 Fargo, ND 58106	12.91%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401(K)	PO Box 7876 Fort Wayne, IN 46801-7876	11.90%	Class R Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	44.57%	Class K Shares

*Mercer Trust MMC Supplemental Savings and Investment Plan	1 Investors Way Norwood, MA 02062	37.26%	Class K Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified c/o Mutual Funds	PO Box 52129 Phoenix, AZ 85072	6.98%	Class K Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	5.10%	Class K Shares

BlackRock LifePath® 2025 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	75.64%	Investor A Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	8.37%	Investor A Shares

*DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans	711 High Street Des Moines, IA 50303	7.01%	Investor A Shares

Name	Address	%	Class

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	73.05%	Investor C Shares

*PAI Trust Company, Inc. Rulmeca Coporation 401K P/S Plan	1300 Enterprise Drive De Pere, WI 54115-0000	8.97%	Investor C Shares

*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.03%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	59.46%	Institutional Shares

*Charles Schwab & Co. Inc. Reinvest Account	101 Montgomery Street San Francisco, CA 94104-4122	8.60%	Institutional Shares

*PIMS/Prudential Retirement	950 F Street NW Washington, DC 20004	5.35%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & SmithIncorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	68.69%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401(K)	PO Box 7876 Fort Wayne, IN 46801-7876	23.58%	Class R Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	79.55%	Class K Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	15.91%	Class K Shares

BlackRock LifePath® 2030 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	82.62%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	7.64%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	79.31%	Investor C Shares

*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.52%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	29.36%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	18.18%	Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	17.37%	Institutional Shares

*Government of Guam Board as Trustee FBO Government of Guam 401A	8515 E. Orchard Road Greenwood Village, CO 80111	11.48%	Institutional Shares

*Wells Fargo Bank NA FBO Retirement Plan SVCS	1525 West Wt Harris Blvd Charlotte, NC 28288-1076	6.80%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	60.10%	Class R Shares

*Ascensus Trust Company FBO Davis Road Oil & Equipment, Inc. 401K Plan	PO Box 10758 Fargo, ND 58106	16.28%	Class R Shares

*MG Trust Company Cust. Dental Associates of Southwest Georgia	700 17th Street Denver, CO 80202	15.06%	Class R Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	60.85%	Class K Shares

*Mercer Trust Company MMC Supplemental Savings and Investment Plan	1 Investors Way Norwood, MA 02062	27.20%	Class K Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	7.42%	Class K Shares

BlackRock LifePath® 2035 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	78.50%	Investor A Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	6.83%	Investor A Shares

*DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans	711 High Street Des Moines, IA 50303	6.09%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	61.65%	Investor C Shares

*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	8.84%	Investor C Shares

*MG Trust Company Cust. North Shore Community Action Program	717 17th Street Denver, CO 80202	6.76%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	60.68%	Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	8.29%	Institutional Shares

*New York Life Insurance Company	169 Lackawanna Avenue Parsippany, NJ 07054-1007	5.95%	Institutional Shares

*PIMS/Prudential Retirement	950 F Street NW Washington, DC 20004	5.54%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	52.00%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401(K)	PO Box 7876 Fort Wayne, IN 46801-7876	17.62%	Class R Shares

*Ascensus Trust Company FBO Jamestown Resource 401K Plan QRP	PO Box 10758 Fargo, ND 58106	14.60%	Class R Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	76.96%	Class K Shares

*BlackRock Holdco2 Inc.	40 E. 52nd Street New York, NY 10022-5911	22.10%	Class K Shares

BlackRock LifePath® 2040 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	81.34%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	8.43%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	72.76%	Investor C Shares

*Matrix Trust Company Cust. Revive Center for Housing and Healing	717 17th Street Denver, CO 80202	5.02%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	26.45%	Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	22.09%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	16.51%	Institutional Shares

*Wells Fargo Bank FBO Retirement Plan SVCS	1525 West Wt Harris Blvd Charlotte, NC 28288-1076	14.19%	Institutional Shares

*Government of Guam Board as Trustee FBO Government of Guam 401A	8515 E. Orchard Road Greenwood Village, CO 80111	9.69%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	63.76%	Class R Shares

*Ascensus Trust Company FBO Davis Road Oil & Equipment, Inc. 401K Plan	PO Box 10758 Fargo, ND 58106	19.56%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401K	PO Box 7876 Fort Wayne, IN 46801-7876	10.94%	Class R Shares

Name	Address	%	Class

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	58.32%	Class K Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	29.74%	Class K Shares

*Mercer Trust Company MMC Supplemental Savings and Investment Plan	1 Investor Way Norwood, MA 02062	10.98%	Class K Shares

BlackRock LifePath® 2045 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	79.21%	Investor A Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	6.87%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	84.60%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	70.65%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	7.05%	Institutional Shares

*Charles Schwab & Co. Inc. Reinvest Account	101 Montgomery Street San Francisco, CA 94104-4122	6.77%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	44.95%	Class R Shares

*Lincoln Retirement Services Company FBO Pamarco Global Graphics 401K	PO Box 7876 Fort Wayne, IN 46801-7876	31.48%	Class R Shares

*Ascensus Trust Company FBO Make-A-Wish 401K Plan	PO Box 10758 Fargo, ND 58106	10.38%	Class R Shares

*Mid Atlantic Trust Company SDMO Generating Sets Inc. 401K Program	1251 Waterfront Place Pittsburgh, PA 15222	5.59%	Class R Shares

*BlackRock Holdco2 Inc.	40 E. 52nd Street New York, NY 10022-5911	85.23%	Class K Shares

*Wilmington Trust Risc as TTEE FBO RICOH Corp Non-Qualified	PO Box 52129 Phoenix, AZ 85072	14.77%	Class K Shares

BlackRock LifePath® 2050 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	80.60%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	12.56%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	67.19%	Investor C Shares

*Wells Fargo Bank FBO Retirement Plan SVCS	1525 West Wt Harris Blvd Charlotte, NC 28288-1076	47.66%	Institutional Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	22.63%	Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	13.66%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	7.08%	Institutional Shares

*Ascensus Trust Company FBO Malcolm & Cisneros, a Law Corp. 401K Plan	PO Box 10578 Fargo, ND 58106	47.39%	Class R Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	34.39%	Class R Shares

*Ascensus Trust Company FBO Davis Road Oil & Equipment, Inc. 401K Plan	PO Box 10758 Fargo, ND 58106	10.51%	Class R Shares

Name	Address	%	Class

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	54.73%	Class K Shares

*Mercer Trust Company MMC Supplemental Savings and Investment Plan	1 Investors Way Norwood, MA 02062	20.12%	Class K Shares

*Wilmington Trust Co. TTEE FBO Ricoh Corp Non-qualified	PO Box 52129 Phoenix, AZ 85072	19.01%	Class K Shares

BlackRock LifePath® 2055 Fund

Name	Address	%	Class

*Hartford Life Separate Account 457	PO Box 2999 Hartford, CT 06104-2999	73.40%	Investor A Shares

*NFS LLC FEBO	499 Washington Blvd. Jersey City, NJ 07310	10.56%	Investor A Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	71.19%	Investor C Shares

*LPL Financial	4707 Executive Drive San Diego, CA 92121	10.25%	Investor C Shares

*BNYM I S Trust Co. Cust. Simple IRA	301 Bellevue Parkway Wilmington, DE 19809	7.31%	Investor C Shares

*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	65.63%	Institutional Shares

*Charles Schwab & Co. Inc. Reinvest Account	101 Montgomery Street San Francisco, CA 94104-4122	8.71%	Institutional Shares

*New York Life Trust Company	690 Canton Street Westwood, MA 02090-2321	7.59%	Institutional Shares

*New York Life Insurance	169 Lackawanna Avenue Parsippany, NJ 07054-1007	6.15%	Institutional Shares

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	73.52%	Class R Shares

*BlackRock Holdco2 Inc.	40 E. 52nd Street New York, NY 10022-5911	16.94%	Class R Shares

*Ascensus Trust Company FBO Jamestown Resource 401K Plan QRP	PO Box 10758 Fargo, ND 58106	6.03%	Class R Shares

*BlackRock Holdco2 Inc.	40 E. 52nd Street New York, NY 10022-5911	85.49%	Class K Shares

*Wilmington Trust Risc as TTEE FBO RICOH Corp Non-Qualified	PO Box 52129 Phoenix, AZ 85072	14.51%	Class K Shares

*	Record holder that does not beneficially own the shares.

Capital Stock

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 27 separate and distinct series authorized and established by the Board. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Fund’s fundamental investment policies.

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware under the name Barclays Global Investors Funds. The Trust was originally organized as a Maryland corporation named Barclays Global Investors Funds, Inc. (the “Maryland corporation”). On August 21,

2001, the Board of Directors of the Maryland corporation approved a proposal to redomicile the Maryland corporation in Delaware as a Delaware statutory trust (the “Redomiciling”). Shareholders of the Maryland corporation approved the Redomiciling on November 16, 2001. The Trust was established with multiple series corresponding to, and having identical designations as, the series of the Maryland corporation. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Maryland corporation and adopted the Maryland corporation’s registration statement. Shortly thereafter, the Maryland corporation was dissolved. On December 1, 2009, the Trust was renamed BlackRock Funds III.

IX.	Financial Statements

The LifePath Funds’ audited financial statements, including the report of the independent registered public accounting firm, are incorporated in this SAI by reference to the LifePath Funds’ combined 2015 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

X.	Disclaimers

The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and the iShares North American Natural Resources ETF (the “iShares S&P Funds”) are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., its affiliates or third party licensors (collectively, “SPDJI”). SPDJI makes no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor’s Indexes to track general stock market performance. SPDJI’s only relationship to the iShares Trust (as used in these Disclaimers, the “Trust”), BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of SPDJI and of the Standard & Poor’s Indexes, which are determined, composed and calculated by SPDJI without regard to the Trust, BTC, BFA or its affiliates or the iShares S&P Funds. SPDJI has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor’s Indexes. SPDJI is not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. SPDJI has no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance the iShares S&P Funds will accurately track the performance of the Standard & Poor’s Indexes or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Standard & Poor’s Indexes is not a recommendation by SPDJI to buy, sell or hold such security, nor is it considered to be investment advice.

SPDJI DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BTC, BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE ISHARES S&P FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE STANDARD & POOR’S INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI, BTC AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF SPDJI.

The iShares Russell Mid-Cap ETF and the iShares Russell 2000 ETF (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell indexes to track general stock market performance. Russell’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Russell and of the Russell indexes, which are determined, composed, and calculated by Russell’s without regard to the Trust, BTC, BFA or its affiliates or the iShares Russell Funds. Russell has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell indexes. Russell is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell does not guarantee the accuracy or the completeness of the Russell indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell indexes or any data included therein. Russell makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers REIT ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers REIT ETF particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or its affiliates or the iShares Cohen & Steers REIT ETF. Cohen & Steers has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares Cohen & Steers REIT ETF into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers REIT ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers REIT ETF are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers REIT ETF. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares Cohen & Steers REIT ETF or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein.

Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by JP Morgan Chase & Co. (“J.P. Morgan”). J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Trust, BTC, BFA or its affiliates or the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions, or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI Global Core Index or any data included therein.

J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Markit Indices Limited (“Markit”). Markit makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond ETF particularly or the ability of the Markit iBoxx USD Liquid High Yield Index to track the general stock market performance. Markit’s only relationship to the Trust, BTC and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Markit iBoxx USD Liquid High Yield Index which is determined, composed and calculated by Markit without regard to the Trust, BTC, BFA or its affiliates or the iShares iBoxx $ High Yield Corporate Bond ETF. Markit has no obligation to take the needs of BTC, BFA or its affiliates or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF into consideration in determining, composing or calculating the Markit iBoxx USD Liquid High Yield Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond ETF are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond ETF. Markit does not guarantee the accuracy or the completeness of the Markit iBoxx USD Liquid High Yield Index or any data included therein and Markit shall have no liability for any errors, omissions, or interruptions therein. Markit makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares iBoxx $ High Yield Corporate Bond ETF or any other person or entity from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein.

Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Markit iBoxx USD Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Markit iBoxx USD Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), the London Stock Exchange Group companies, Euronext N.V., the European Public Real Estate Association (“EPRA”) or the National Association of Real Estate Investment Trusts (“NAREIT”) (together, the “Licensor Parties”). None of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

“FTSE®” is a trademark of the London Stock Exchange Group companies, “NAREIT®” is a trademark of the NAREIT and “EPRA®” is a trademark of the European Public Real Estate Association and each is used by FTSE under license.

The Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the iShares International Developed Real Estate ETF or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares Core MSCI Total International Stock ETF, iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”) or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or its affiliates or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or its affiliates or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI

NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, THE OWNERS OF THE ISHARES MSCI INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”) or its affiliates (collectively, “Barclays”.) Barclays makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in shares of the Barclays Capital Funds. Barclays has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Barclays Indexes. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays does not guarantee the accuracy or the completeness of the Barclays Indexes or any data included therein and Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to results to be obtained by BTC, BFA or its affiliates, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Barclays Indexes or any data included therein. Barclays makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect or consequential damages, even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PART II

Throughout this Statement of Additional Information (“SAI”), each BlackRock-advised fund may be referred to as a “Fund” or collectively with others as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this SAI uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to a particular Fund.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the

Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Debt Obligations. Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Funds can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Fund’s Manager or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives. Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Certain Funds may utilize derivative instruments to maintain a portion of their portfolio long and short positions. Unless otherwise permitted, no Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

The Funds may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Contracts for Difference. Certain Funds may enter into contracts for difference. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by Commission guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by Commission guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. With respect to BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock S&P 500 V.I. Fund, BlackRock Value Opportunities V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, each a series of BlackRock Series Fund, Inc., a Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures. A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

When a Fund engages in transactions in futures and options on futures, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the Commission).

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. Certain Funds have a fundamental investment restriction that restricts currency option straddles. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Certain Funds have fundamental restrictions that permit the purchase of currency options, but prohibit the writing of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities. Equity securities include common stock and, for certain Funds, preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the

U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Information Concerning the Indexes.

Standard & Poor’s® 500 Index (“S&P 500”). “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of McGraw-Hill Financial and have been licensed for use by certain BlackRock Funds. No Fund is sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Financial. S&P makes no representation regarding the advisability of investing in any Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to certain Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of a Fund or the owners of shares of a Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of any Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by a Fund, owners of shares of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell® Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed any Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a Russell Index. Russell Investments has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell Investments’ publication of the Russell Indexes in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell Indexes or any data included therein, or any security (or combination thereof) comprising the Russell Indexes. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Indexes or any data or any security (or combination thereof) included therein.

MSCI Indexes. The MSCI Europe, Australasia and Far East (Capitalization Weighted) Index (“EAFE Index”) and the MSCI All-Country World ex-U.S. Index (“ACWI ex-U.S. Index” and together with the EAFE Index, the “MSCI Indexes” and individually an “MSCI Index”) are the exclusive property of MSCI, Inc. (“MSCI”). The EAFE Index and ACWI ex-U.S. Index are service marks of MSCI and have been licensed for use by the Manager and its affiliates.

No Fund is sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of an MSCI Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes. MSCI has no obligation to take the needs of any Fund or the owners of shares of a Fund into consideration in determining, composing or calculating an MSCI Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of any Fund to be issued or in the determination or calculation of the equation by which the shares of a Fund are redeemable for cash. MSCI has no obligation or liability to owners of shares of a Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of an MSCI Index from sources which MSCI considers reliable, MSCI does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein. MSCI makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of a Fund, or any other person or entity from the use of an MSCI Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the Manager does not expect to hold these securities to a material extent.

See Appendix A to this SAI for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

On March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. This disaster, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investments in Emerging Markets” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact the Fund.

The United States and the European Union have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. Under the Investment Company Act, however, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

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Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

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The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

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The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Life Settlement Investments. A Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When a Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, a Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. A Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, a Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. A Fund intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the Internal Revenue Service 90% gross income test a Fund must satisfy each year to qualify as a regulated investment company (“RIC”). A Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Mezzanine Investments. Certain Funds, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

TBA Commitments. Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

Municipal Investments. The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Municipal Opportunities Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Pennsylvania Municipal Bond Fund.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Funds may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Bonds purchased from a Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Bonds. A Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If a Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.

A Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Bonds owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Bonds.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests — most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.

A Fund may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Funds the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives, and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into SIFMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Build America Bonds. If a Fund holds Build America Bonds, the Fund may be eligible to receive a Federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for Federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, a shareholder would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits, and such amount would be subject to withholding provisions of the Code. Certain limitations may apply on the extent to which the credit may be claimed.

Net Interest Margin (NIM) Securities. A Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Participation Notes. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which BlackRock deems to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Manager or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For certain Funds, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Fund could not hold directly under its investment strategies without the repurchase obligation.

The type of collateral underlying repurchase agreements may also pose certain risks for a Fund. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock.

Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Certain Funds have a fundamental investment restriction prohibiting short sales of securities unless they are “against-the-box.” In a short sale “against-the-box,” at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Manager’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Structured Notes. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives. Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities

(“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See “Investment Restrictions” in Part I of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See “Information on Directors and Officers, ‘— Biographical Information,’ ‘— Share Ownership’ and ‘— Compensation of Directors’” in Part I of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s SAI.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon, as applicable, and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of certain Funds has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.

Organization of the Manager. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Fund Advisors is a California corporation. Each Manager is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see “Management and Advisory Arrangements” in Part I of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (in this capacity, the “Transfer Agent”), a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Effective July 1, 2010, the Transfer Agent ceased to be an affiliate of the Funds.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Directors of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I of this SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

With respect to each Fund, under an arrangement effective January 1, 2010, on a monthly basis, the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Accounting Services. Each Fund has entered into an agreement with State Street or BNY Mellon, pursuant to which State Street or BNY Mellon provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street or BNY Mellon provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See “Management and Advisory Arrangements — Accounting Services” in Part I of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors/Trustees each of the Funds and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Funds’ portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Funds and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Funds’ portfolio holdings. The Funds’ Board has approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The

Funds’ Board provides ongoing oversight of the Funds’ and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Securities and Exchange Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless: the Fund has a legitimate business purpose for doing so. Confidential Information may be disclosed to the Funds’ Board members and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Funds’ Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with its agreement with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in the Fund as of a specific date.

The following shall not be deemed a disclosure of Confidential Information:

•

Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month; except for BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.

Allocation V.I. Fund of BlackRock Variable Series Funds, Inc., whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[2]

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:

•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

•

Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Funds’ Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Funds’ Board any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

2.	Fund’s Transfer Agent

3.	Fund’s Custodian

4.	Fund’s Administrator, if applicable

5.	Fund’s independent registered public accounting firm

6.	Fund’s accounting services provider

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet

9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/ Investorforce, Russell Investments (Mellon Analytical Solutions), and Wilshire Associates

11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporate and Murray, Devine & Co., Inc.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund, Sterling Capital Funds and their respective boards, sponsors, administrators and other service providers

14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

15.	Other — Investment Company Institute and Mizuho Asset Management Co., Ltd.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with

[2]	The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.

an unauthorized source or trading upon the information provided. The Fund, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Funds’ and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Funds’ Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC and BlackRock Fund Advisors, each of which is the investment adviser to certain Funds. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.

BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than 1/2 of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares — Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in

BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC and BlackRock Fund Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative.

Effective July 1, 2009, Investor B Shares of each Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain employer-sponsored retirement plans. Shareholders with investments in Investor B Shares as of July 1, 2009 may continue to hold such shares until they automatically convert to Investor A Shares under the existing conversion schedule. All other features of Investor B Shares, including the Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. Institutional Shares and Institutional Daily Shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R Shares, which are available only to certain employer-sponsored retirement plans and are sold without a sales charge. In addition, certain Funds offer Service Shares, BlackRock Shares and/or Class K Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers or BRIL or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional and Institutional Daily Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Under certain circumstances, each Fund may permit certain firms to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign financial intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a financial intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

In-Kind Purchases

Payment for shares of a Fund may, at the discretion of BlackRock, be made in the form of securities that are permissible investments for the Fund and that meet the investment objective, policies and limitations of the Fund as described herein. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) be accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities; (iii) not be subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Institutional Shares and Institutional Daily Shares

Institutional and Institutional Daily Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Payment for Institutional Daily Shares must normally by made in Federal funds or other funds immediately available by the close of the Federal funds wire (normally 6:00 p.m. Eastern time) on the same business day as the receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, the order will generally be canceled and the investor may be liable for any resulting losses or expenses incurred by the Fund.

Investors who currently own Institutional Shares or Institutional Daily Shares in a shareholder account are entitled to purchase additional Institutional Shares or Institutional Daily Shares of a Fund in that account. In addition, the following investors may purchase Institutional Shares or Institutional Daily Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs); investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; certain state sponsored 529 college savings plans; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional or Institutional Daily Shares at lower investment minimums than stated in each Fund’s prospectus. In addition, employees, officers, directors/trustees previously associated with PNC Global Investment Servicing (U.S.) Inc. in its capacity as the Funds’ former Transfer Agent and/or accounting agent, and who, prior to July 1, 2010, acquired Investor A Shares in a Fund without paying a sales charge based on a waiver for such persons previously in effect, may continue to buy Investor A Shares in such Fund without paying a sales charge. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares generally are not continuously offered but are offered (i) for purchase by certain employer-sponsored retirement plans and fee-based programs that have been previously approved by certain Funds, and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. For ease of reference, Investor A Shares are sometimes referred to herein as “front-end load shares.”

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor B3 and Investor C Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock College Advantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Certain Funds employ a “passive” management approach and attempt to match the performance of a target index as closely as possible before the deduction of Fund expenses (“Index Funds”). Although shares of Index Funds generally are not subject to a sales charge, an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in the Index Funds may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

Except as noted below these placement fees may be up to the following amounts:

$1 million but less than $3 million	1.00%

$3 million but less than $15 million	0.50%

$15 million and above	0.25%

With respect to BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%

$3 million but less than $15 million	0.50%

$15 million and above	0.25%

With respect to BlackRock Balanced Capital Fund, BlackRock U.S. Mortgage Portfolio and BlackRock Managed Volatility Portfolio the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%

$3 million but less than $15 million	0.50%

$15 million and above	0.25%

With respect to Franklin Templeton Total Return FDP Fund the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.50%

$3 million but less than $15 million	0.25%

$15 million and above	0.15%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Franklin Templeton Total Return FDP Fund Investor A Shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons may also buy Investor A Shares without paying a sales charge: (a) certain employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs); (b) rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or

purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor; (c) insurance company separate accounts; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution; (f) financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee; (g) state sponsored 529 college savings plans; and (h) persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another BlackRock Fund (but only up to the amount that was liquidated). The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Transfer Agent, Distributor, fund accounting agents, Barclays PLC and their affiliates may buy Investor A Shares of each of the Funds without paying a sales charge to the extent permitted by these firms including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons (“immediate family members” shall be defined as the investor, the investor’s spouse or domestic partner, children, parents and siblings); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares. The availability of Investor A Shares sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge. However, if you redeem your Investor A Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investor B, Investor B1 and Investor B3 Shares generally are not continuously offered but are offered by exchange (Investor B Shares only) and also to certain investors who currently hold Investor B, Investor B1 or Investor B3 Shares for dividend and capital gain reinvestment. In addition, certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds that currently hold Investor B, Investor B1 or Investor B3 Shares may purchase additional Investor B, Investor B1 or Investor B3 Shares or effect exchanges between Funds in those classes.

Investors choosing the deferred sales charge alternative should consider Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $500,000 or more for Investor C Shares.

If you select Investor C, Investor C1, Investor C2 or Investor C3 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1, Investor C2 and Investor C3 Shares generally are not continuously offered but are offered (i) for purchase by certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds, and (ii) to certain investors who currently hold Investor C1, Investor C2 or Investor C3 Shares for dividend and capital gain reinvestment.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, certain Investor B, Investor B1 and Investor B3 Shares will be converted into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of a Fund after a conversion period of approximately eight years, and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1, Investor C2 and Investor C3 Shares.

Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1, Investor C2 or Investor C3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B3 Shares. These may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Contingent Deferred Sales Charges — Investor B, Investor B1 and Investor B3 Shares. If you redeem Investor B, Investor B1 or Investor B3 Shares within six years of purchase, you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 Shares for Investor B Shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the CDSC schedule that applies to the Investor B Shares:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*

0 — 1	4.50%

1 — 2	4.00%

2 — 3	3.50%

3 — 4	3.00%

4 — 5	2.00%

5 — 6	1.00%

6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B1 Shares and Investor B3 Shares:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*

0 — 1	4.00%

1 — 2	4.00%

2 — 3	3.00%

3 — 4	3.00%

4 — 5	2.00%

5 — 6	1.00%

6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all BlackRock funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Conversion of Investor B Shares, Investor B1 and Investor B3 Shares to Investor A Shares or A1 Shares. Approximately eight years after purchase (the “Conversion Period”), Investor B, Investor B1 and Investor B3 Shares of each Fund will convert automatically into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of that Fund (the “Conversion”). The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B, Investor B1 or Investor B3 Shares will also convert automatically to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

In general, Investor B Shares of equity funds will convert approximately eight years after initial purchase and Investor B, Investor B1 and Investor B3 Shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B, Investor B1 or

Investor B3 Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B, Investor B1 or Investor B3 Shares will convert to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. The period in which deferred sales charges may have applied to Investor C1, Investor C2 or Investor C3 Shares has expired. In determining whether an Investor C Shares CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C Shares. In addition, no CDSC will be assessed on Investor C Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B, Investor B1, Investor B3 and Investor C Shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B3 and Investor C Shares purchased through certain employer-sponsored retirement plans and fee-based programs, previously approved by certain Funds and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B, Investor B1, Investor B3 or Investor C Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor B3 or Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor B3 or Investor C Shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain employer-sponsored retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Class K Shares

Certain of the Funds offer Class K Shares as described in each such Fund’s Prospectus. Class K Shares are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million.

Service Shares

Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee as set forth in the applicable Fund’s prospectus.

BlackRock Shares

Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional and individual investors, registered investment advisers and certain fee-based programs.

Distribution Plans

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, PNC, Barclays and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See “Distribution Related Expenses” in Part I of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R Shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B3 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B, Investor B1 and Investor B3 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B3 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B3 Shares automatically convert to Investor A Shares or Investor A1 Shares, as applicable.

With respect to Investor C, Investor C1, Investor C2 and Investor C3 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1, Investor C2 and Investor C3 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1, Investor C2 or Investor C3 Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Service, Institutional, Institutional Daily or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this SAI for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JP Morgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Northwestern Mutual Investment Services, LLC, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP Management Corp., The Huntington Investment Co., Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations in any year will vary, may be limited to specific Funds or share classes, and normally will not exceed the sum of

(a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into a distribution agreement with UBS AG whereby UBS AG may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — 0.15% of net assets; certain fixed income funds — 0.20% of net assets; and certain equity funds — 0.25% of net assets (except that with respect to the Index Equity Fund, the fee is 0.04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For information regarding the purchase of shares of the BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares®

Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund and BlackRock Value Opportunities V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, each a series of BlackRock Series Fund, Inc., please see the “Purchase of Shares” section of Part I of this SAI.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor, Institutional, Institutional Daily and Class R Shares

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redemption orders for Institutional Shares placed prior to 4:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 4:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Shares will normally be wired in Federal Funds on the next business day. If the Federal Reserve Bank of Philadelphia is not open on the business day following receipt of the redemption order, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redemption orders for Institutional Daily Shares placed prior to 12:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 12:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Daily Shares will normally be wired in Federal Funds on that same day, provided that the Fund’s custodian is also open for business. If the Federal Reserve Bank of Philadelphia is not open on that business day, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redeem by VRU: Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019. Redemption requests delivered other than by mail should be sent to BlackRock, 4400 Computer Drive, Westborough, Massachusetts 01588. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest all or a portion of their redemption proceeds (after paying any applicable CDSC) in Investor A Shares of the same or another BlackRock fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Shares of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, the Transfer Agent must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax advisor concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3, Institutional and Institutional Daily Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1, Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A, Investor A1, Institutional and Institutional Daily Shares. Institutional and Institutional Daily Shares are exchangeable with Institutional or Institutional Daily Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds.

Exchanges of Institutional or Institutional Daily Shares outstanding for Institutional or Institutional Daily Shares of a second fund or for shares of a money market fund are effected on the basis of relative net asset value per Institutional or Institutional Daily Share, as applicable. Exchanges of Investor A or Investor A1 Shares outstanding

(“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.

Exchanges of Service and BlackRock Shares. Service Shares and BlackRock Shares can be exchanged for Service Shares or BlackRock Shares, respectively, of Funds that are covered by selected dealer agreements with the Distributor.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C Shares of the Fund received in the exchange, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or the Transfer Agent, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o the Transfer Agent at the following address: P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional or Institutional Daily Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Institutional or Institutional Daily Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional or Institutional Daily Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional or Institutional Daily Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor B3 or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B3 or Investor C Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor B3 or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a

Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each

Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the Commission. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load shares, CDSC shares and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC shares and Class R Shares will be lower than the per share dividends on front-end load shares and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the year. To qualify as a RIC, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations — Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to RICs.

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest. Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Net capital loss carryforwards may be applied against realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates if the shareholder has held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend) unless the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for Federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.

A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a RIC, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their Federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and may increase the basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.

Distributions in excess of a Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Distributions in excess of a Fund’s minimum distribution requirements (or taxable income) but not in excess of a Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits even if such carryforwards reduce current year realized gains. In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B Shares into Investor A Shares or Investor B1 Shares into Investor A1 Shares. A shareholder’s tax basis in the Investor A or Investor A1 Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 Shares, and the holding period of the acquired Investor A or Investor A1 Shares will include the holding period for the converted Investor B or Investor B1 Shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, but on or before January 31 of the following year, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund is also generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these new cost basis reporting requirements apply to them. For shares of a Fund acquired before January 1, 2012, these new requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

Certain Funds may invest in derivative contracts such as options, futures contracts, forward contracts and swap agreements. The federal income tax treatment of a derivative contract may not be as favorable as a direct investment in the underlying security and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, certain other dates as prescribed under the Code) are generally “marked-to-market,” and unrealized gains or losses are treated as though they were realized, which may increase the amount that must be distributed to meet distribution requirements and avoid the excise tax. In addition, the tax treatment of certain derivative contracts, such as swap agreements, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.

A provision added to the Code by the Dodd-Frank Wall Street Reform and Consumer Protection Act clarifies that certain swap agreements, including exchange-traded swap agreements, are treated as notional principal contracts rather than as section 1256 contracts. This can affect the type of income earned by such swap agreements.

Although all of the income on a notional principal contract is ordinary income, only some of the income on a section 1256 contract is short-term capital gain, which is generally taxable at ordinary income rates. The rest is long-term capital gain, which may be taxable at more favorable rates than ordinary income. Recently proposed regulations interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, with respect to taxable years of the RIC which begin before January 1, 2015, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as interest-related dividends or short-term capital gain dividends under these rules. Distributions to certain foreign shareholders by a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including certain REIT capital gain dividends and gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return. Unless extended by Congress, this “look-through” rule will only apply to a distribution after December 31, 2014, to the extent such distribution is attributable to a distribution to the Fund by a REIT. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2014, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Legislation has been proposed to extend the expiration date for these provisions, but there can be no assurance at this time that such legislation will be enacted.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on IRS Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received and capital gains realized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded RICs under the Code.

If a Fund invests in underlying funds, the Fund’s realized losses on sales of shares of underlying funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by underlying funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of underlying funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s expected investment in the underlying funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.

A Fund that invests in commodities-linked instruments may take certain positions through a wholly-owned (or majority-owned), foreign subsidiary (the “Subsidiary”). Based on the anticipated structure and activities of the Subsidiary, it is expected that the Subsidiary will be a “controlled foreign corporation” and that all of its net income will be “subpart F income” for U.S. federal income tax purposes. If that is the case, the Fund will be required to report all of the Subsidiary’s net income as ordinary income regardless of whether that income would be treated differently (for example, as capital gain) at the Subsidiary level and regardless of whether that income is distributed to the Fund. (Previously taxed income will not, however, be taxable again when distributed.) If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s other income. It is not expected that the Subsidiary will be subject to an entity level tax.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for Federal income tax purposes. A Fund may be subject to Federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.

Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Municipal Funds

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt and because swap payments made by a Fund will offset both taxable and tax exempt gross income proportionately, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund’s SAI for certain state tax information relevant to an investment in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund, as well as information on economic conditions within each applicable state.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character

(including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

With respect to each of the Funds except MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc. (the “FDP Series Funds”), the Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. The Manager maintains policies and procedures that are designed to prevent undue influence on the Manager’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and the Manager, the Manager’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of the Manager’s Corporate Governance Group from the Manager’s employees with sales and client responsibilities. In addition, the Manager maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to the Manager’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. A copy of the Funds’ Proxy Voting Policies is attached as Appendix B.

With respect to the FDP Series Funds, the FDP Series Funds’ Board of Directors has delegated to each Sub-Adviser authority to vote all proxies relating to the applicable Fund’s portfolio securities pursuant to the policies and procedures of the respective Sub-Adviser as part of its general management of the applicable Fund, subject to the Board of Directors’ continuing oversight. The proxy voting procedures of the Sub-Advisers are included in Appendices B, C, D and E to this SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See “Additional Information — Description of Shares” in Part I of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as investment adviser and (ii) to grant the use of such name to any other company.

See “Additional Information — Principal Shareholders” in Part I of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are judged to be speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	‘CCC’ ratings indicate that substantial credit risk is present.

CC	‘CC’ ratings indicate very high levels of credit risk.

C	‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

BlackRock

U.S. Registered Funds

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

February 27, 2015

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock Open-End Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.	PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.	CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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